                                                                    EXHIBIT 10.2

                                LOAN AGREEMENT,
                         dated as of October 31, 1995,

                                     among

                                AMAX GOLD INC.,
                                as the Borrower,

                          FAIRBANKS GOLD MINING, INC.,
                         GUANACO MINING COMPANY, INC.,
                           LASSEN GOLD MINING, INC.,
                            MELBA CREEK MINING, INC.
                                      and
                           NEVADA GOLD MINING, INC.,
                         as the Principal Subsidiaries,

                       MERRILL LYNCH CAPITAL CORPORATION,
                              ABN AMRO BANK N.V.,
                         N M ROTHSCHILD & SONS LIMITED
                                      and
                           THE TORONTO-DOMINION BANK,
                               as the Arrangers,

                            VARIOUS BANKS AND OTHER
                            FINANCIAL INSTITUTIONS,
                                as the Lenders,

                       MERRILL LYNCH CAPITAL CORPORATION,
                            as the Syndication Agent
                                for the Lenders,

                           THE TORONTO-DOMINION BANK,
                    as the Documentation and Technical Agent
                            for the Lender Parties,

                          LASALLE NATIONAL TRUST, N.A.
                            as the Collateral Agent
                            for the Lender Parties,

                                      and

                         N M ROTHSCHILD & SONS LIMITED,
              as the Administrative Agent for the Lender Parties.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1.  DEFINITIONS....................................................    4
  1.1.        Defined Terms................................................    4
  1.2.        Use of Defined Terms.........................................   43
  1.3.        Cross-References.............................................   43
  1.4.        Accounting and Financial Determinations......................   43
  1.5.        Change in Accounting Principles..............................   44
  1.6.        Dollar Equivalency Determinations............................   44
  1.7.        Gold Equivalency Determinations..............................   44
  1.8.        Project Determinations, etc..................................   45
  1.9.        General Provisions as to Certificates and Opinions, etc. ....   46
  1.10.       Gold Delivery................................................   47
  1.11.       Interpretation...............................................   47

ARTICLE 2.  COMMITMENTS; BORROWING AND CONVERSION PROCEDURES; NOTES........   48
  2.1.        Commitments..................................................   48
  2.2.        Reduction of Commitment Amounts..............................   49
  2.3.        Procedure for Making Loans...................................   50
  2.4.        Continuation and Conversion Elections........................   51
  2.5.        Funding......................................................   53
  2.6.        Notes........................................................   54

ARTICLE 3.  PRINCIPAL PAYMENTS; INTEREST; FEES.............................   54
  3.1.        Mandatory and Voluntary Repayments and Prepayments...........   54
  3.1.1.      Principal Payments...........................................   54
  3.1.2.      Application of Repayments and Prepayments, etc...............   57
  3.2.        Interest Payments............................................   58
  3.2.1.      Interest Rates...............................................   58
  3.2.2.      Post-Maturity Rate...........................................   58
  3.2.3.      Payment Dates................................................   59
  3.2.4.      Rate Determinations..........................................   59
  3.3.        Fees.........................................................   59
  3.3.1.      Commitment Fees..............................................   59
  3.3.2.      Arrangement and Underwriting Fees............................   59
  3.3.3.      Agents' Fees.................................................   60
  3.3.4.      Fee Payments to be made in Dollars...........................   60

ARTICLE 4.  INCREASED COSTS; TAXES; MARKET DISRUPTIONS; GENERAL


              PAYMENT PROVISIONS...........................................   60
  4.1.        Gold or Dollars Unavailable..................................   60
  4.2.        Increased Costs, etc.........................................   61
  4.3.        Funding Losses...............................................   62
  4.4.        Increased Capital Costs......................................   62
  4.5.        Illegality...................................................   63
  4.6.        Taxes........................................................   64
  4.7.        Mitigation...................................................   65
  4.8.        Payments, Computations, etc..................................   66
  4.9.        Proration of Payments........................................   67
  4.10.       Miscellaneous Provisions for Payments in Gold................   67
  4.11.       Setoff.......................................................   68
  4.12.       Conversion upon Acceleration.................................   69
  4.13.       Application of Proceeds......................................   70

ARTICLE 5.  CONDITIONS PRECEDENT TO MAKING LOANS...........................   71
  5.1.        Initial Loans................................................   71
  5.1.1.      Resolutions, etc.............................................   71
  5.1.2.      Borrower Security Agreement..................................   72
  5.1.3.      Pledge Agreements............................................   73
  5.1.4.      Collateral Agreements........................................   73
  5.1.5.      Principal Subsidiary Guaranties..............................   74
  5.1.6.      Project Documents; Approvals; Technical Due Diligence........   74
  5.1.7.      Hedging Agreements; Interest Rate Protection Agreements......   75
  5.1.8.      Insurance....................................................   75
  5.1.9.      Process Agent Acceptance.....................................   76
  5.1.10.     Opinions of Counsel..........................................   76
  5.1.11.     Independent Consultant's Certificate.........................   76
  5.1.12.     Capitalization of the Borrower; DOCLOC Facility Agreements...   76
  5.1.13.     Subordination Agreements.....................................   77
  5.1.14.     Notes........................................................   77
  5.1.15.     Environmental Indemnity Agreements...........................   77
  5.1.16.     Discharge of Existing Indebtedness...........................   78
  5.1.17.     Closing Fees, Expenses, etc..................................   78
  5.1.18.     Initial Compliance Certificate...............................   78
  5.2.        All Loans....................................................   78
  5.2.1.      Compliance with Warranties, No Default, etc..................   78
  5.2.2.      Borrowing Request............................................   78
  5.2.3.      Monthly Report...............................................   79
  5.2.4.      Satisfactory Legal Form......................................   79

ARTICLE 6.  REPRESENTATIONS AND WARRANTIES.................................   79
  6.1.        Organization, Power, Authority, etc..........................   79

  6.2.        Due Authorization; Non-Contravention.........................   80
  6.3.        Validity, etc................................................   80
  6.4.        Financial Information........................................   81
  6.5.        Absence of Default...........................................   82
  6.6.        Litigation, etc..............................................   82
  6.7.        Materially Adverse Effect....................................   82
  6.8.        Taxes and Other Payments.....................................   82
  6.9.        Regulations G, T, U and X....................................   83
  6.10.       Government Regulation........................................   83
  6.11.       Mining Rights................................................   83
  6.12.       Ownership and Use of Properties; Liens.......................   83
  6.13.       Subsidiaries.................................................   84
  6.14.       Intellectual Property........................................   84
  6.15.       Technology...................................................   84
  6.16.       Approvals; Project Documents.................................   84
  6.17.       Information Memorandum.......................................   85
  6.18.       Pension and Welfare Plans....................................   86
  6.19.       Environmental Matters........................................   86
  6.20.       Pari Passu...................................................   86
  6.21.       Royalties, etc...............................................   86
  6.22.       Commodities Regulation.......................................   87
  6.23.       Operation of the Principal Mines other than the
                Fort Knox Mine.............................................   87

ARTICLE 7.  COVENANTS......................................................   87
  7.1.        Certain Affirmative Covenants................................   87
  7.1.1.      Financial Information, etc...................................   88
  7.1.2.      Compliance with Laws and Operative Documents.................   92
  7.1.3.      Approvals....................................................   92
  7.1.4.      Maintenance of Corporate Existence...........................   93
  7.1.5.      Foreign Qualification........................................   93
  7.1.6.      Payment of Taxes, etc........................................   93
  7.1.7.      Insurance....................................................   94
  7.1.8.      Books and Records............................................   96
  7.1.9.      Completion of the Fort Knox Mine; Operation of the Principal
                Mines; Further Opinions....................................   97
  7.1.10.     Hedging Agreements...........................................   98
  7.1.11.     Interest Rate Protection Agreements..........................   99
  7.1.12.     Proceeds.....................................................   99
  7.1.13.     Environmental Covenant.......................................  100
  7.1.14.     Maintenance of Mine Assets...................................  100
  7.1.15.     Capitalization of the Borrower; Availability of the
                1994 DOCLOC Facility.......................................  101


  7.1.16.     Pari Passu...................................................  103
  7.1.17.     Accuracy of Information......................................  103
  7.1.18.     Plans........................................................  103
  7.2.        Certain Negative Covenants...................................  103
  7.2.1.      Business Activities; Place of Business; Organic Documents;
                Fiscal Year................................................  103
  7.2.2.      Indebtedness.................................................  104
  7.2.3.      Liens........................................................  105
  7.2.4.      Financial Condition of Borrower..............................  107
  7.2.5.      Capital Expenditures.........................................  108
  7.2.6.      Investments..................................................  109
  7.2.7.      Restricted Payments, etc.....................................  110
  7.2.8.      Take or Pay Contracts........................................  111
  7.2.9.      Consolidation, Merger, etc...................................  111
  7.2.10.     Asset Dispositions...........................................  111
  7.2.11.     Transactions with Affiliates.................................  112
  7.2.12.     Project Documents; 1994 DOCLOC Facility Agreement;
                DOCLOC Support Agreement...................................  113
  7.2.13.     Actions under Project
              Documents....................................................  113
  7.2.14.     Royalty Agreements...........................................  113
  7.2.15.     Sale-Leaseback Transactions..................................  113

ARTICLE 8.  EVENTS OF DEFAULT..............................................  113
  8.1.        Events of Default............................................  113
  8.1.1.      Non-Payment of Obligations...................................  113
  8.1.2.      Non-Performance of Certain Covenants.........................  114
  8.1.3.      Non-Performance of Other Obligations.........................  114
  8.1.4.      Breach of Representation or Warranty.........................  114
  8.1.5.      Default on other Indebtedness................................  114
  8.1.6.      Bankruptcy, Insolvency, etc..................................  115
  8.1.7.      Hedging Agreements; Interest Rate Protection Agreements......  116
  8.1.8.      Project Documents, etc.......................................  116
  8.1.9.      Default, etc by Construction Contractor......................  116
  8.1.10.     Impairment of Loan Documents.................................  117
  8.1.11.     Abandonment, Mining Rights...................................  117
  8.1.12.     Judgments....................................................  118
  8.1.13.     Plans........................................................  118
  8.1.14.     Change in Control............................................  118
  8.1.15.     Failure to Achieve Completion................................  118
  8.1.16.     Approvals....................................................  118
  8.1.17.     Materially Adverse Effect....................................  118
  8.1.18.     Cease to Carry on Business...................................  119
  8.1.19.     Unpatented Mining Claims.....................................  119



  8.2.        Action if Bankruptcy.........................................  119
  8.3.        Action if Other Event of Default.............................  119

ARTICLE 9.  THE AGENTS.....................................................  120
  9.1.        Actions......................................................  120
  9.2.        Funding Reliance, etc........................................  121
  9.3.        Exculpation..................................................  121
  9.4.        Successor....................................................  122
  9.5.        Loans by Merrill, Lynch, ABN AMRO, LaSalle, Rothschilds and
                Toronto-Dominion...........................................  122
  9.6.        Rothschild as the Administrative Agent.......................  122
  9.7.        Credit Decisions.............................................  123
  9.8.        Copies, etc..................................................  123

ARTICLE 10.  MISCELLANEOUS.................................................  123
  10.1.       Waivers, Amendments, etc.....................................  123
  10.2.       Notices......................................................  125
  10.3.       Costs and Expenses...........................................  125
  10.4.       Indemnification..............................................  126
  10.5.       Survival.....................................................  127
  10.6.       Severability.................................................  127
  10.7.       Headings.....................................................  127
  10.8.       Counterparts, Effectiveness, etc.............................  127
  10.9.       Governing Law; Entire Agreement..............................  128
  10.10.      Successors and Assigns.......................................  128
  10.11.      Sale and Transfer of Loans; Participations in Loans..........  128
  10.11.1.    Assignments..................................................  128
  10.11.2.    Participations...............................................  129
  10.11.3.    New Notes....................................................  130
  10.12.      Confidentiality..............................................  130
  10.13.      Other Transactions...........................................  131
  10.14.      Forum Selection and Consent to Jurisdiction; Waiver of
                Immunity...................................................  131
  10.15.      Waiver of Jury Trial.........................................  132


SCHEDULE I    -   Disclosure Schedule
EXHIBIT A-1   -   Borrower Security Agreement
EXHIBIT A-2   -   Borrower Share Pledge Agreement
EXHIBIT B     -   Fairbanks Canada Share Pledge Agreement
EXHIBIT C-1   -   Fairbanks Gold/Melba Creek Collateral Agreement
EXHIBIT C-2   -   Lassen Gold Collateral Agreement
EXHIBIT D-1   -   Fairbanks Gold/Melba Creek Environmental Indemnity Agreement
EXHIBIT D-2   -   Lassen Gold Environmental Indemnity Agreement
EXHIBIT E-1   -   Fairbanks Gold/Melba Creek Guaranty
EXHIBIT E-2   -   Guanaco Mining Guaranty
EXHIBIT E-3   -   Lassen Gold Guaranty
EXHIBIT E-4   -   Nevada Gold Guaranty
EXHIBIT F-1   -   DOCLOC Support Agreement
EXHIBIT F-2   -   Subordination Agreement (Borrower)
EXHIBIT F-3   -   Subordination Agreement (Principal Subsidiaries)
EXHIBIT G-1   -   Opinion of Deborah Friedman, Esq., General Counsel of the
                    Obligors and Fairbanks Canada
EXHIBIT G-2   -   Opinion of Bogle & Gates, special Alaska counsel to the Lender
                    Parties
EXHIBIT G-3   -   Opinion of Mayer, Brown & Platt, special California counsel to the Lender Parties
EXHIBIT G-4   -   Opinion of Mayer, Brown & Platt, special New York counsel to the Lender Parties
EXHIBIT G-5   -   Opinion (Closing) of Gresham, Varner, Nolan, Savage & Tilden,
                    special California counsel to the Borrower and Lassen Gold
EXHIBIT G-6   -   Opinion (Closing) of Guess & Rudd, special Alaska counsel to the Borrower, Fairbanks Gold and Melba Creek
EXHIBIT G-7   -   Opinion (Post-Closing) of Gresham, Varner, Nolan, Savage &
                    Tilden, special California counsel to the Borrower and Lassen Gold
EXHIBIT G-8   -   Opinion (Post-Closing) Guess & Rudd, special Alaska counsel to the Borrower, Fairbanks Gold and Melba Creek
EXHIBIT H-1   -   Tranche A Note
EXHIBIT H-2   -   Tranche B Dollar Note
EXHIBIT H-3   -   Tranche B Gold Note
EXHIBIT I     -   Borrowing Request
EXHIBIT J     -   Continuation/Conversion Notice
EXHIBIT K-1   -   Independent Consultant's Certificate
EXHIBIT K-2   -   Insurance Consultant's Certificate
EXHIBIT L     -   Monthly Report
EXHIBIT M     -   Compliance Certificate

EXHIBIT N     -   Independent Consultant's Report
EXHIBIT O-1   -   Fort Knox Physical Completion Certificate
EXHIBIT O-2   -   Fort Knox Economic Completion Certificate
EXHIBIT P     -   Lender Assignment Agreement
EXHIBIT Q     -   Process Agent Acceptance

                                LOAN AGREEMENT


      THIS LOAN AGREEMENT, dated as of October 31, 1995 (this "Agreement"),
                                                               ---------
among (1) AMAX GOLD INC., a Delaware corporation (the "Borrower"), (2) FAIRBANKS
                                                       --------
GOLD MINING, INC., a Delaware corporation ("Fairbanks Gold"), GUANACO MINING
                                            --------------
COMPANY, INC., a Delaware corporation ("Guanaco Mining"), LASSEN GOLD MINING,
                                        --------------
INC., a Delaware corporation ("Lassen Gold"), MELBA CREEK MINING, INC., an
                               -----------
Alaska corporation ("Melba Creek"), and NEVADA GOLD MINING, INC., a Delaware
                     -----------
corporation ("Nevada Gold"; all of the foregoing entities, collectively, the
              -----------
"Principal Subsidiaries"), (3) MERRILL LYNCH CAPITAL CORPORATION, a Delaware
-----------------------
corporation ("Merrill Lynch"), ABN AMRO BANK N.V., a bank organized under the
              -------------
laws of The Netherlands ("ABN AMRO"), N M ROTHSCHILD & SONS LIMITED, a bank
                          --------
organized under the laws of England ("Rothschild"), and THE TORONTO-DOMINION
                                      ----------
BANK, a bank organized under the federal laws of Canada ("Toronto-Dominion"; all
                                                          ----------------
of the foregoing entities, collectively, the "Arrangers"), (4) THE BANKS AND
                                              ---------
OTHER FINANCIAL INSTITUTIONS whose names appear on the signature pages hereto under the heading "The Lenders" (collectively, the "Lenders"), (5) MERRILL
                                                    -------
LYNCH, in its capacity as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), (6) TORONTO-DOMINION, in its capacity as documentation
     -----------------
and technical agent for the Lender Parties (in such capacity, the "Documentation
                                                                   -------------
and Technical Agent"), (7) LASALLE NATIONAL TRUST, N.A., a U.S. national banking
-------------------
association ("LaSalle"), in its capacity as collateral agent for the Lender
              -------
Parties (in such capacity, the "Collateral Agent"), and (8) ROTHSCHILD, in its
                                ----------------
capacity as administrative agent for the Lender Parties (in such capacity, the

"Administrative Agent").
---------------------

                              W I T N E S S E T H:

      WHEREAS, Fairbanks Gold and Melba Creek own Mine Assets (terms used in this Agreement having the meanings assigned to such terms in Section 1.1)
                                                             -----------
comprising the Fort Knox gold mining project (such Mine Assets from time to time, collectively, the "Fort Knox Mine") located in the Fairbanks Recording
                         --------------
District, 15 miles northeast of Fairbanks, Alaska and Fairbanks Gold proposes to construct and develop the Fort Knox Mine in accordance with the Consolidated Base Case (such construction and development, the "Fort Knox Project");
                                                   -----------------

      WHEREAS, pursuant to the Construction Contract, the Construction Contractor has undertaken with Fairbanks Gold to perform construction work for the Fort Knox Project as more particularly described therein;

      WHEREAS, (a) Lassen Gold owns the Mine Assets comprising the Hayden Hill gold mining project in Lassen County, California (such Mine Assets from time to time, collectively, the "Hayden Hill Mine") and (b) Nevada Gold owns the Mine
                         ----------------
Assets comprising the Sleeper gold mining project in Humboldt County, Nevada (such Mine Assets from time to time, collectively, the "Sleeper Mine");
                                                        ------------

      WHEREAS, (a)  Amax Gold Refugio, Inc., a Delaware corporation ("AGRI"),
                                                                      ----
holds fifty percent (50%) of the ownership interest of Compania Minera Maricunga, a contractual mining company organized and existing under the laws of Chile ("CMM"), and CMM owns the Mine Assets comprising the Refugio gold mining
        ---
project in Northern Chile (such Mine Assets from time to time, collectively the "Refugio Mine"); and
 ------------

          (b) Guanaco Mining holds ninety percent (90%) of the ownership interest of Compania Minera Amax Guanaco, a contractual mining company organized and existing under the laws of Chile ("CMAG"), and CMAG owns the Mine Assets
                                       ----
comprising the Guanaco gold mining project in Northern Chile (such Mine Assets from time to time, collectively the "Guanaco Mine");
                                     ------------

      WHEREAS, the Hayden Hill Mine, the Sleeper Mine and the Guanaco Mine (collectively, together with the Fort Knox Mine and the Refugio Mine, the "Principal Mines") have been constructed and developed, and the Fort Knox Mine
----------------
and the Refugio Mine are in the process of being constructed and developed, and each Principal Subsidiary (excluding, however, Melba Creek which is engaged solely in the ownership of certain real estate and mining rights at the Fort Knox Mine) is engaged solely in the business of the mining, production and sale of gold and other metals and minerals at the Principal Mine in which it has a direct (or, in the case of Guanaco Mining, indirect) interest;

      WHEREAS, the Borrower has requested that, subject to the terms and conditions of the Agreement, the Lenders provide commitments to the Borrower to advance Loans to the Borrower for the purposes of (a) refinancing Bridge Loan Existing Indebtedness; (b) advancing funds to or for the account of Fairbanks Gold to finance bona fide capital and operating expenses incurred in connection
                ---------
with the Fort Knox Project; (c) advancing funds to or for the account of Lassen Gold to refinance Hayden Hill Existing Indebtedness and to Amax Precious Metals, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower

("APMI"), to refinance its existing Indebtedness; (d) advancing funds to or for
------
the account of AGI Chile Credit Corp., Inc., a Delaware corporation and a wholly-owned direct Subsidiary of the Borrower ("AGI Chile"), to refinance
                                                 ---------
Guanaco Existing Indebtedness; and (e) other corporate uses;

      WHEREAS, the Lenders are willing, on the terms and conditions hereinafter set forth (including Article 5), to extend commitments to the Borrower to make
                     ---------
Loans to the Borrower denominated in Dollars and maintain and continue such Loans (in the case of the Tranche A Lenders) and to make Loans to the Borrower denominated in Gold and/or Dollars and maintain, continue and convert such Loans (in the case of the Tranche B Lenders);

      WHEREAS, the Borrower owns (a) all of the issued and outstanding share capital of each of Fairbanks Gold, Guanaco Mining, Lassen Gold and Nevada Gold and (b) all of the issued and outstanding share capital of Amax Gold (B.C.) Ltd., a company organized under the laws of the Province of

British Columbia ("Fairbanks Canada"), which in turn owns all of the issued and
                   ----------------
outstanding share capital of Melba Creek;

      WHEREAS, as security for the due and punctual payment and performance of the Borrower's Obligations:

           (a) the Borrower is willing (i) to pledge to the Administrative Agent (for the rateable benefit of the Lender Parties) all of its interest in the issued and outstanding share capital of each of the Principal Subsidiaries (other than Melba Creek) as set forth in the Borrower Share Pledge Agreement and (ii) to assign to the Administrative Agent (for the rateable benefit of the Lender Parties) all of its interest in the Hedging Agreements and Interest Rate Protection Agreements, as set forth in the Borrower Security Agreement;

           (b) Fairbanks Canada is willing to pledge to the Administrative Agent (for the rateable benefit of the Lender Parties) all of its interest in the issued and outstanding share capital of Melba Creek, as set forth in the Fairbanks Canada Share Pledge Agreement; and

           (c) each of (i) Fairbanks Gold and Melba Creek is willing to grant to the Collateral Agent (for the rateable benefit of the Lender Parties) a Lien over its respective right, title and interest in and to those Mine Assets constituting the Fort Knox Mine and (ii) Lassen Gold is willing to grant to the Collateral Agent (for the rateable benefit of the Lender Parties), a Lien over its right, title and interest in and to those Mine Assets constituting the Hayden Hill Mine, in each case as set forth in the Collateral Agreements to which each of the foregoing Principal Subsidiaries is a party; and

      WHEREAS, in consideration of the Lenders agreeing to make the Loans, each of the Principal Subsidiaries has agreed to guarantee unconditionally, on a joint and several basis, the due and punctual payment and performance of the Borrower's Obligations in favor of the Administrative Agent (for the rateable benefit of the Lender Parties), as set forth in the relevant Principal Subsidiary Guaranty;

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

                            ARTICLE 1.  DEFINITIONS
                            -----------------------

      SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings:

      "ABN AMRO" is defined in the preamble.
       --------                    --------

      "Administrative Agent" is defined in the preamble.
       --------------------                    --------

      "Affiliate" of any Person means any other Person (excluding any trustee
       ---------
under, or any committee with responsibility for administering, any Plan) which, directly or indirectly, controls, or is controlled by or under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

           (a) to vote five percent (5%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners of such Person; or

           (b) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise;

provided, however, that, in the case of the Borrower or any Subsidiary of the
--------  -------
Borrower (and except for purposes of the definition of Cash Equivalent Investment and Section 7.2.11), neither (i) Cyprus Amax nor (ii) any Subsidiary
               --------------
of Cyprus Amax (which would not itself be a Subsidiary of the Borrower) shall be deemed to be an Affiliate of any such Person.

      "Agents" means, collectively, the Administrative Agent, the Collateral
       ------
Agent, the Documentation and Technical Agent and the Syndication Agent.

      "Aggregate Percentage" means, relative to any Lender and at any time, (a)
       --------------------
if any Loans (calculated, in the case of Tranche B Gold Loans, at the Dollar equivalent thereof at such time) of any type are outstanding at such time, the ratio (expressed as a percentage) of (i) the Principal Amount of such Lender's Loans of all types at such time to (ii) the Principal Amount of all the Lenders'
                                --
Loans of all types at such time or (b) if no Loans are outstanding at such time, the ratio (expressed as a percentage) of (i) such Lender's Commitment Amount at such time to (ii) the Total Commitment Amount at such time.
          --

      "Aggregate Tranche B Percentage" means, relative to any Tranche B Lender
       ------------------------------
and at any time, (a) if any Tranche B Loans are outstanding at such time (and calculated, in the case of Tranche B Gold Loans, at the Dollar equivalent thereof at such time), the ratio (expressed as a percentage) of (i) the Principal Amount of such Tranche B Lender's Tranche B Loans at such time to (ii) the Principal Amount of all the Tranche B Lenders' Tranche B Loans at such time or (b) if no Tranche B Loans are outstanding at such time, the ratio (expressed as a percentage) of (i) such Tranche B Lender's Commitment Amount (Tranche B Portion) at such time to (ii) the Tranche B Commitment Amount at such time.

      "AGI Chile" is defined in the sixth recital.
       ---------                    -------------

      "AGI New Zealand Companies" means, collectively, Martha Holdings Limited,
       -------------------------
Martha Mining Limited, Waihi Financing Limited, Waihi Mines Limited and Waihi Resources Limited, each of which is a company organized under the laws of New Zealand.

      "AGI Stock Issue Agreement" means the Agreement Regarding Stock Issuance,
       -------------------------
dated September 29th, 1995, between the Borrower and Cyprus Amax and in the form provided to the Administrative Agent in connection with the closing of the transactions contemplated hereby.

      "Agreement" is defined in the preamble.
       ---------                    --------

      "AGRI" is defined in the fourth recital.
       ----                    --------------

      "APMI" is defined in the sixth recital.
       ----                    -------------

      "Applicable Law" means, with respect to any Person or matter, any
       --------------
supranational, national, federal, state, regional, tribal or local statute, law, rule, treaty, convention, regulation, order, decree, directive, consent decree, determination or other requirement (whether or not having the force of law but, if not having the force of law, the compliance with which statute, etc. would be prudent for a Person conducting a similar business) relating to such Person or matter and, where applicable, any interpretation thereof by any Governmental Agency having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

      "Applicable Margin" means:
       -----------------

           (a) at any time prior to July 31, 1996, two and one-quarter percent (2.25%) per annum;
              --- -----

           (b) at any time on or after July 31, 1996 but prior to the Fort Knox Economic Completion Date, two percent (2.00%) per annum; or
                                                    --- -----

           (c) at any time on or after the Fort Knox Economic Completion Date, one and three-quarters percent (1.75%) per annum.
                                             --- -----

      "Approval" means each and every approval, authorization, license, permit,
       --------
consent, filing and registration by or with any Governmental Agency or other Person, whether or not referred to in Item 1 ("Approvals") of the Disclosure
                                      ------   ---------
Schedule.


      "Approved Subordinated Indebtedness" means, collectively, Approved
       ----------------------------------
Subordinated Indebtedness (Borrower) and Approved Subordinated Indebtedness (Principal Subsidiaries).

      "Approved Subordinated Indebtedness (Borrower)" means any Indebtedness
       ---------------------------------------------
incurred by the Borrower in respect of (a) the 1994 DOCLOC Facility and which is subject to the terms and conditions of the Subordination Agreement (Borrower) or
(b) any other obligation to Cyprus Amax or any other Person, which Indebtedness shall not by its terms mature (in whole or in part) on a date occurring on or prior to the Final Maturity Date and which shall be subject to terms and conditions such that no payments (whether for principal or interest) may be made with respect to such Indebtedness pending the full and final payment of the Borrower's Obligations and subject to other terms and conditions satisfactory to the Required Lenders.

      "Approved Subordinated Indebtedness (Principal Subsidiaries)" means any
       -----------------------------------------------------------
intercompany Indebtedness incurred by the Principal Subsidiaries and which is subject to the terms and conditions of the Subordination Agreement (Principal Subsidiaries).

      "Arrangers" is defined in the preamble.
       ---------                    --------

      "Assignee Lender" is defined in Section 10.11.1.
       ---------------                ---------------

      "Assignor Lender" is defined in Section 10.11.1.
       ---------------                ---------------

      "Authorized Representative" means, relative to any Obligor, Fairbanks
       -------------------------
Canada or the Independent Consultant, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to
Section 5.1.1.
-------------

      "Available Commitment" means, in relation to any Lender at any time and
       --------------------
with respect to either Commitment, the excess, if any, of such Lender's Commitment Amount at such time, less the Principal Amount of its Loans
                                ----
outstanding at such time (and, in calculating the Principal Amount of any Tranche B Gold Loan at any time, such calculation shall be made in Dollars by using the Dollar equivalent of such Tranche B Gold Loan (computed at the Loan Base Price with respect thereto) at such time).

      "Bankruptcy Code" is defined in Section 4.12.
       ---------------

      "Base Cases" means, collectively, the Consolidated Base Case and the Fort
       ----------
Knox Base Case.

      "Bema Gold Subordinated Note" means that certain promissory note, dated
       ---------------------------
January 25, 1995, in the aggregate principal amount of $10,000,000 payable by Bema Gold Corporation, a company organized under the laws of the Province of British Columbia, to the order of the Borrower.

      "Borrower" is defined in the preamble.
       --------                    --------

      "Borrower Security Agreement" means that certain Security Agreement,
       ---------------------------
between the Borrower and the Administrative Agent, substantially in the form of Exhibit A-1 attached hereto.
-----------

      "Borrower Share Pledge Agreement" means that certain Pledge Agreement,
       -------------------------------
between the Borrower and the Administrative Agent, substantially in the form of Exhibit A-2 attached hereto.
-----------

      "Borrowing" means the Loans made or requested to be made all the Lenders
       ---------
on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.3.
                -----------

      "Borrowing Date" means any Business Day on which Loans shall have been
       --------------
made pursuant to Section 2.3.
                 -----------

      "Borrowing Request" means a loan request and certificate duly executed by
       -----------------
an Authorized Representative of the Borrower, substantially in the form of
Exhibit I attached hereto, together with any appended schedules or further
---------
information referred to therein.

      "Bridge Loan Existing Indebtedness" means Indebtedness of the Borrower
       ---------------------------------
outstanding under the letter agreement, dated as of September 18, 1995, between Rothschild (as lender) and the Borrower.

      "Business Day" means:
       ------------

           (a) any day which is not a Saturday, Sunday, legal holiday or any other day on which banks are authorized or required to be closed in London, England or New York, New York;

           (b) relative to the making, continuing, conversion, prepayment or repayment of any Dollar Loans or the calculation of the LIBO Rate, any day on which dealings in Dollars are carried on in the London interbank market; and/or (as may be relevant)

           (c) relative to the making, continuing, conversion, prepayment or repayment of any Tranche B Gold Loans, the calculation of the Gold Base Rate, the Gold Contango, the determination of the London Price or the determination of the Gold or Dollar equivalent of any amount based on the London Price, any day on which dealings in Gold are carried on between members of the LBMA in London.

      "Calculation Date" means each of the Fort Knox Physical Completion Date,
       ----------------
the Fort Knox Economic Completion Date and each Quarterly Payment Date (and, in the case of any calculation of the Loan Life Ratio with respect to either the Fort Knox Physical Completion Date or the Fort Knox Economic Completion Date to be made prior to either such date, the Fort Knox Physical Completion Date or, as the case may be, the Fort Knox Economic Completion Date for such purposes shall be deemed to be the date on which either such date is then scheduled to occur as set forth in the Consolidated Base Case).

      "Capital Contribution" means a contribution made (whether in cash or
       --------------------
otherwise and whether directly or indirectly) by one Person to the ordinary share capital or other equity of another Person (including, in the case of the Fort Knox Project, any contribution by the Borrower to Fairbanks Gold in respect of cost overruns thereat).

      "Capital Expenditures" means, for any period and with respect to any
       --------------------
Person, the sum of:

           (a) the aggregate amount of all expenditures of such Person for fixed or capital assets (including expenditure incurred in connection with deferred development costs) made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

           (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

      "Capitalized Lease Liabilities" means all monetary obligations of any
       -----------------------------
Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

      "Cash Equivalent Investment" means, at any time:
       --------------------------

           (a) any evidence of Indebtedness, maturing not more than five years after such time, issued or guaranteed by the national or federal government of Australia, Canada, the United Kingdom or the United States;


           (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by either:

                (i) a corporation (other than an Obligor or any Affiliate thereof) organized under the laws of the United States or Canada or any Province of

           Canada and rated not less than A-2 by Standard & Poor's or P-2 by Moody's, or

                (ii) any Lender (or its holding company);

           (c) any certificate of deposit or banker's acceptance, maturing not more than one year after such time, which is issued by either:

                (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000,

                (ii) a commercial banking institution organized under the laws of Australia, Canada, any country which is a member of the European Community, Japan, New Zealand, Norway or Switzerland and which has a combined capital and surplus and undivided profit of not less than the relevant local currency equivalent of $500,000,000, or

                (iii) any Lender; and

           (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in sub-clause
                                                                   ----------
      (c)(i) or (ii)) which:
      ------    -----

                (i) is secured by a fully perfected Lien in any obligation of the type described in any of sub-clauses (a) through (c), and
                                        ---------------         ---

                (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

      "Cash Flow Prepayment Date" is defined in clause (i) of Section 3.1.1.
       --------------------------               ----------    -------------

      "Cash Flow Ratio" means, for any period, an amount equal to the ratio,
       ---------------
expressed as a percentage, of:

           (a)  the sum of

                (i)  Future Net Cash Flow for such period, plus
                                                           ----

                (ii) cash balances projected to be standing to the credit of bank accounts maintained by the Borrower and its Subsidiaries measured at the end of such period;

      to
      --

           (b) Funded Debt Service for such period.

      "Cash Flow Schedule" means the schedule setting forth Future Net Cash Flow
       ------------------
of, and containing other financial and operational data relating to, the Borrower and its Subsidiaries for the period commencing on January 1, 1996 and ending on December 31, 2001, in the form set forth in the Consolidated Base Case.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and
       ------
Liability Act of 1980 (42 U.S.C. (S)9601 et. seq.).

      "CERCLIS" means the Comprehensive Environmental Response, Compensation
       -------
Liability Information System Lists issued pursuant to CERCLA.

      "Change in Control" means:
       -----------------

           (a) the failure of Cyprus Amax to own directly (and to have sole power to vote and dispose of) at least 42% of each class of issued and outstanding securities having voting power for the election of directors of the Borrower, free and clear of all Liens; provided, however, that, if
                                                    --------  -------
      solely as a result of a merger, consolidation or similar transaction involving the Borrower, Cyprus Amax shall fail to own such percentage as aforesaid, a Change in Control shall not arise as long as (i) immediately following such merger, consolidation or similar transaction, either (x) if the entity surviving any such transaction (a "Surviving Entity") has
                                                    ----------------
      issued and outstanding long-term senior debt securities, such securities have a combined rating of not less than BBB- by Standard & Poor's and Baa2 by Moody's (or the equivalent thereof), or (y) if the Surviving Entity shall not have issued and have outstanding any such long-term senior debt securities, the Required Lenders shall have determined that, if such Surviving Entity had so issued and had outstanding such long-term senior debt securities then it is reasonably likely that the same would have been awarded combined ratings by Standard & Poor's and Moody's at least equivalent to those referred to in sub-clause (i)(x), (ii) the Surviving
                                         -----------------
      Entity shall have assumed the Obligations of the Borrower under this Agreement and each other Operative Document to which it is a party pursuant to an Instrument satisfactory in form and substance to the Administrative Agent and its counsel, (iii) no Default shall then have occurred and be continuing and (iv) the Required Lenders shall have consented to such transaction, such consent (without prejudice to the discretion of the Required Lenders to make any determination of the nature referred to in sub-clause (i)(y)) not to be unreasonably withheld or
                     -----------------
      delayed; or

           (b) the failure of the Borrower to own directly or, in the case of Melba Creek, indirectly (and to have sole power to vote and dispose of) 100% of each class of issued and outstanding securities having voting power for the election of directors of each Principal Subsidiary free and clear of all Liens (other than the Lien in favor of the Administrative Agent (for the rateable benefit of the Lender Parties) granted pursuant to either Pledge Agreement).

      "CMAG" is defined in the fourth recital.
       ----                    --------------

      "CMM" is defined in the fourth recital.
       ---                    --------------

      "Code" means the Internal Revenue Code of 1986.
       ----

      "Collateral Agent" is defined in the preamble.
       ----------------                    --------

      "Collateral Agreements" means, collectively, the Fairbanks Gold/Melba
       ---------------------
Creek Collateral Agreement and the Lassen Gold Collateral Agreement.

      "Commitment" means, relative to any Lender, such Lender's Tranche A
       ----------
Commitment and/or its Tranche B Commitment.

      "Commitment Amount" means (a) in relation to any Lender party hereto on
       -----------------
the Effective Date, the amount in Dollars set forth below the headings "Commitment Amount-Tranche A" (with respect to any Lender, and subject to the
----------------------------
terms and conditions of this Agreement (including Section 2.2), its "Commitment
                                                  -----------        ----------
Amount (Tranche A Portion)") and/or, as may be relevant, "Commitment Amount-
--------------------------                                -----------------
Tranche B" (with respect to any Lender, and subject to the terms and conditions
---------
of this Agreement (including Section 2.2), its "Commitment Amount (Tranche B
                             -----------        ----------------------------
Portion)"), opposite its name on the signature pages hereto and (b) in relation
--------
to an Assignee Lender which becomes a Lender subsequent to the Effective Date, the amount in Dollars of the Assignor Lender's then current Commitment Amount (consisting of its Commitment Amount (Tranche A Portion) and/or, as may be relevant, Commitment Amount (Tranche B Portion), as may be relevant) assumed by the Assignee Lender from the Assignor Lender pursuant to the Lender Assignment Agreement by which such Assignee Lender became a party to this Agreement, in each case as such amount may be adjusted pursuant to any other Lender Assignment Agreement to which such Lender or Assignee Lender, as the case may be, is a party.

      "Commitment Amount (Tranche A Portion)" is defined in the definition of
       -------------------------------------
"Commitment Amount".
------------------

      "Commitment Amount (Tranche B Portion)" is defined in the definition of
       -------------------------------------
"Commitment Amount".
------------------

      "Commitment Letter" means the letter, dated August 15, 1995, from the
       -----------------
Underwriters to the Borrower.

      "Commitment Termination Date" means March 31, 1997 or, if earlier, the
       ---------------------------
date on which any of the following events shall occur:

           (a) the Fort Knox Economic Completion Date;

           (b) the occurrence of any Insolvency Default; or

           (c) the termination of the Commitments pursuant to Section 8.2 or
                                                              -----------
      8.3.
      ---

      "Committed Hedging Agreements" means net forward sale, call options, spot
       ----------------------------
deferred sales or other contracts providing for a binding commitment to sell
Gold.

      "Competitive Advance Facility Agreement" means that certain Amended and
       --------------------------------------
Restated Competitive Advance and Revolving Credit Facility Agreement, dated as of August 25, 1995, among Cyprus Amax, as borrower, and the financial institutions party thereto as in effect on the Effective Date.

      "Completion Certificates" means, collectively, the Fort Knox Physical
       -----------------------
Completion Certificate and the Fort Knox Economic Completion Certificate.

      "Compliance Certificate" means a certificate duly executed by an
       ----------------------
Authorized Representative of the Borrower, substantially in the form of Exhibit
                                                                        -------
M attached hereto.
-

      "Consolidated Adjusted EBITDA" means, for any period, the excess of:
       ----------------------------

           (a) the sum of:

                (i) Consolidated Net Income for such period,

                (ii) Consolidated Cash Interest Expense deducted in determining such Consolidated Net Income,

                (iii) income taxes paid (or for which provision shall have been made in accordance with GAAP) by the Borrower and its Subsidiaries during such period and deducted in determining such Consolidated Net Income,

                (iv) the aggregate amount of depreciation and amortization expenses incurred by the Borrower and its Subsidiaries during such period and deducted in determining such Consolidated Net Income,

                (v) the aggregate amount of payments of principal received by the Borrower during such period in respect of amounts outstanding (not in excess of $10,000,000) under the Bema Gold Subordinated Note, plus
           ----

                (vi) non-cash expenses of the Borrower and its Subsidiaries during such period,

      less
      ----

           (b) non-cash income of the Borrower and its Subsidiaries during such period,

in each case disregarding any of the foregoing items which may be derived from the Borrower's or any of its Subsidiaries' interest in the Refugio Mine, and in each case without duplication and calculated on a consolidated basis but including, for the avoidance of doubt, all amounts received in cash during such period by the Borrower or any of its Subsidiaries from any Person in respect of its return on its investment in the Refugio Mine.

      "Consolidated Base Case" means the economic model prepared by the
       ----------------------
Documentation and Technical Agent in consultation with the Independent Consultant and the Borrower relating to the projected performance of the Principal Mines and the financial position of the Borrower and its Subsidiaries, and, to the extent of the Borrower's interest in CMM, as the same may be amended from time to time pursuant to clause (b) of Section 1.8. The Consolidated Base
                              ----------    -----------
Case shall, for the avoidance of doubt, incorporate the Fort Knox Base Case.

      "Consolidated Capital Costs" means, for any period, the aggregate of all
       --------------------------
Capital Expenditures scheduled to be, or, as the case may be, actually paid in accordance with the Cash Flow Schedule by the Borrower or any Subsidiary during such period in respect of any Principal Mine (and, solely in respect of the Refugio Mine, in respect of the Borrower's pro rata share (based on its direct or indirect percentage ownership interest of the Refugio Mine) of any Capital Expenditures of CMM in connection therewith).

      "Consolidated Cash Interest Expense" means, for any period, the total
       ----------------------------------
interest expense (including interest capitalized as a Consolidated Capital Cost) of the Borrower and its Subsidiaries for such period, without double counting and measured on a consolidated basis (converted, in the case of any such interest expense paid in Gold, on the basis of the Dollar equivalent thereof as at the date of payment of such interest expense) but excluding, for the avoidance of doubt, any interest expense paid by or on behalf of CMM in connection with any financing (excluding, however, any Indebtedness advanced by any Affiliate of CMM) incurred in relation to the Refugio Mine.

      "Consolidated Costs" means, for any period, the aggregate of all
       ------------------
Consolidated Capital Costs and the Consolidated Operating Costs for such period.

      "Consolidated Fixed Charge Coverage Ratio" means for any Measurement
       ----------------------------------------
Period, the ratio, expressed as a percentage, of:

                (a)  the sum of:

                       (i) Consolidated Adjusted EBITDA for such Measurement
                Period,

                plus
                ----

                       (ii) the 1994 DOCLOC Facility Available Portion as at the
                last day of such Measurement Period;

      to
      --

                (b)  the sum of:

                       (i) Consolidated Cash Interest Expense for such
                Measurement Period,

                       (ii) the Principal Amount of all Loans repaid or prepaid
                during such Measurement Period (other than pursuant to clause
                                                                       ------
                (a) of Section 3.1.1 and calculated, in the case of any such
                ---    -------------
                Principal Amount denominated in Gold, on the basis of the Dollar equivalent thereof as at the date of repayment or prepayment of such Principal Amount),

                       (iii) Consolidated Capital Costs paid during such Measurement Period,

                       (iv) income taxes paid by the Borrower and its
                Subsidiaries during such Measurement Period,

                plus
                ----

                       (v) dividends on preferred equity share capital actually
                paid in cash or in kind (other than through the distribution of further shares of capital stock of the Borrower) by the Borrower during such Measurement Period,

in each case without duplication and calculated on a consolidated basis.

      "Consolidated Indebtedness/Capitalization Ratio" means, at any date, the
       ----------------------------------------------
ratio, expressed as a percentage, of:

           (a) Indebtedness of the Borrower (including Approved Subordinated Indebtedness (Borrower)) and its Subsidiaries outstanding at such date to
--

           (b)  the sum of:

                (i) the shareholders' equity of the Borrower and its Subsidiaries at such date, plus
                                      ----

                (ii) Indebtedness of the Borrower (including Approved Subordinated Indebtedness (Borrower)) and its Subsidiaries outstanding at such date,

in each case without duplication and calculated on a consolidated basis. In calculating Indebtedness of the Borrower and its Subsidiaries for the foregoing purpose, there shall be included therein a portion of any Indebtedness incurred in connection with the financing of the Refugio Mine (excluding, however, any Indebtedness advanced by any Affiliate of CMM) equivalent to the Borrower's pro rata share of such Indebtedness based on its direct or indirect percentage ownership interest in the Refugio Mine.

      "Consolidated Net Income" means, for any period, the gross revenues of the
       -----------------------
Borrower and its Subsidiaries less the operating and non-operating expenses
                              ----
(including taxes on net income) of the Borrower and its Subsidiaries for such period, but excluding, for the avoidance of doubt, all amounts with respect to the operations of any Person for any period prior to the time it shall have become a Subsidiary of the Borrower.

      "Consolidated Operating Costs" means, for any period, the aggregate of all
       ----------------------------
payments scheduled to be, or, as the case may be, actually paid by the Borrower or any Subsidiary to any Person (excluding, however, (i) any payment by the Borrower or any Subsidiary to any Affiliate of any of the foregoing permitted to be made pursuant to Section 7.2.7 and (ii) any Consolidated Capital Costs)
                    -------------
during such period in accordance with the Cash Flow Schedule, in each such case to the extent that such payments are scheduled to be paid in connection with the operation of any Principal Mine (but, in the case of the Refugio Mine, limited to the Borrower's pro rata share of such payments based on the Borrower's direct or indirect percentage ownership interest in the Refugio Mine), including:

           (a) the cash costs scheduled to be, or, as the case may be, actually paid in accordance with the Cash Flow Schedule during such period in connection with the operation, maintenance and/or reclamation of any Principal Mine in order to mine, crush, leach, process, refine and deliver Mine Output for sale;

           (b) all profit, income, property and other taxes or levies imposed by any Governmental Agency, in each such case scheduled to be, or, as the case may be, actually paid during such period;

           (c) all payments scheduled to be, or as the case may be, actually paid under royalty agreements (including Instruments creating or transferring Mining Rights) during such period (excluding, however, payments by way of production royalties calculated and payable (whether in cash or in Gold) as a percentage of Gold produced and sold in connection with the operations of any Principal Mine);

           (d) Funded Debt Service and net payments in respect of Hedging Obligations entered into by the Borrower or any Subsidiary; and

           (e) the Borrower's pro rata share of the payment of any Indebtedness (excluding, however, any Indebtedness advanced by any Affiliate of CMM) incurred in connection with the development of the Refugio Mine based on its direct or indirect percentage ownership interest of CMM.

      "Consolidated Tangible Net Worth" means, at any date, the excess of:
       -------------------------------

           (a) the net worth of the Borrower and its Subsidiaries as at such date;

      less
      ----

           (b) the aggregate amount of any intangible assets of the Borrower and its Subsidiaries as at such date,

in each case without duplication and calculated on a consolidated basis.

      "Construction Contract" means the Agreement for the procurement and
       ---------------------
construction of the Fort Knox Gold Project, made effective as of January 30, 1995, between Fairbanks Gold and the Construction Contractor initially referred to in the definition of such term, and in the form provided to the Administrative Agent in connection with the closing of the transactions contemplated hereby.

      "Construction Contractor" means Morrison Knudsen - Fort Knox Project Ltd.,
       -----------------------
a limited liability company organized under the laws of Ohio, or such other construction company of international repute reasonably satisfactory to all of the Lenders as shall be selected by the Borrower.

      "Contingent Liability" means any agreement, undertaking or arrangement by
       --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

      "Continuation/Conversion Notice" means a notice of continuation or
       ------------------------------
conversion and certificate duly executed by an Authorized Representative of the Borrower, substantially in the form of Exhibit J attached hereto.
                                       ---------

      "Contractual Obligation" means, relative to any Person, any provision of
       ----------------------
any security issued by such Person or of any Instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

      "Controlled Group" means relative to any Obligor, all members of a
       ----------------
controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with such Obligor, are treated as a single employer under Section 414(b) or
Section 414(c) of the Code or section 4001 of ERISA.

      "Cyprus Amax" means Cyprus Amax Minerals Company, a Delaware corporation.
       -----------

      "Default" means any Event of Default or any condition or event which,
       -------
after notice, lapse of time, the making of any required determination or any combination of the foregoing, would constitute an Event of Default.

      "Disclosure Schedule" means the Disclosure Schedule attached hereto as
       -------------------
Schedule I.
----------

      "Discount Rate" means, in connection with the determination of Present
       -------------
Value of Future Net Cash Flow at any date, the interest rate per annum calculated as being the average of (a) the sum of (i) the average LIBO Rate for an assumed Interest Period of six months as in effect during the six month period ending on such date, plus (ii) the weighted (by time) average Applicable Margin as in effect during such six month period, and (b) the sum of (i) the average Gold Base Rate for an assumed Interest Period of six months as in effect during such six month period, plus (ii) the weighted (by time) average Applicable Margin as in effect during such six month period.

      "DOCLOC Facilities" means, collectively, the 1994 DOCLOC Facility and the
       -----------------
1995 DOCLOC Facility.

      "DOCLOC Facility Agreements" means collectively, the 1994 DOCLOC Facility
       --------------------------
Agreement and the 1995 DOCLOC Facility Agreement.

      "DOCLOC Support Agreement" means that certain letter agreement among the
       ------------------------
Borrower, Cyprus Amax and the Administrative Agent, substantially in the form of Exhibit F-1 attached hereto.
-----------

      "Documentation and Technical Agent" is defined in the preamble.
      ----------------------------------                    --------

      "Dollar" and the sign "$" mean lawful money of the United States.
       ------                -

      "Dollar Lending Office" means, (a) with respect to each Lender, the office
       ---------------------
of such Lender designated as such below its signature hereto or such other office of such Lender as may be designated from time to time by notice from such Lender to the Administrative Agent and the Borrower, and (b) with respect to the Administrative Agent, the office of the Administrative Agent designated as such below its signature hereto or such other office of the Administrative Agent as may be designated from time to time by notice to the Borrower and each Lender.

      "Dollar Loan" means, relative to each Lender, each of such Lender's
       -----------
Tranche A Loans and/or its Tranche B Dollar Loans.

      "Effective Date" is defined in Section 10.8.
       --------------                ------------

      "Enforcement Event" shall mean either (a) the occurrence of any Insolvency
       -----------------
Default or (b) the acceleration of all or any portion of the outstanding Principal Amount of the Loans and/or other Obligations pursuant to Section 8.2
                                                                   -----------
or 8.3 as a result of the occurrence of any Event of Default.
   ---

      "Environmental Indemnity Agreements" means, collectively, the Fairbanks
       ----------------------------------
Gold/Melba Creek Environmental Indemnity Agreement and the Lassen Gold Environmental Indemnity Agreement.

      "Environmental Law" means any Applicable Law relating to pollution or
       -----------------
protection of the environment, including laws relating to reclamation of land and waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

      "ERISA" means the Employee Retirement Income Security Act of 1974.
       -----

      "Event of Default" is defined in Section 8.1.
       ----------------                -----------

      "Facility" means the term loan facility of up to $250,000,000 granted by
       --------
the Lenders to the Borrower herein.

      "Fairbanks Canada" is defined in the eighth recital.
       ----------------                    --------------

      "Fairbanks Canada Share Pledge Agreement" means that certain Pledge
       ---------------------------------------
Agreement, between Fairbanks Canada and the Administrative Agent, substantially in the form of Exhibit B attached hereto.
               ---------

      "Fairbanks Gold" is defined in the preamble.
       --------------                    --------

      "Fairbanks Gold/Melba Creek Collateral Agreement" means that certain Deed
       -----------------------------------------------
of Trust with Power of Sale, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing, from each of Fairbanks Gold and Melba Creek in favor of Fairbanks Title Agency, Inc., as trustee, for the benefit of the Collateral Agent, substantially in the form of Exhibit C-1 attached hereto.
                                                   -----------

      "Fairbanks Gold/Melba Creek Environmental Indemnity Agreement" means that
       ------------------------------------------------------------
certain Hazardous Materials Undertaking and Unsecured Indemnity, from each of Fairbanks Gold and Melba Creek in favor of the Collateral Agent, substantially in the form of Exhibit D-1 attached hereto.
               -----------

      "Fairbanks Gold/Melba Creek Guaranty" means that certain Secured Guaranty
       -----------------------------------
Agreement, from each of Fairbanks Gold and Melba Creek in favor of the Administrative Agent, substantially in the form of Exhibit E-1 attached hereto.
                                                   -----------

      "Final Maturity Date" means December 31, 2001.
       -------------------

      "Fiscal Quarter" means any quarter of a Fiscal Year.
       --------------

      "Fiscal Year" means any period of twelve consecutive calendar months
       -----------
ending on December 31, and references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1995 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

      "Fort Knox Base Case" means the economic model prepared by the
       -------------------
Documentation and Technical Agent in consultation with the Independent Consultant and the Borrower relating to the projected performance of the Fort Knox Mine and included in the Consolidated Base Case, as the same may be amended from time to time pursuant to clause (b) of Section 1.8.
                              ----------    -----------

      "Fort Knox Economic Completion" means the date following the Fort Knox
       -----------------------------
Physical Completion Date on which certain production, economic, environmental and/or legal criteria referred to in the Fort Knox Economic Completion Certificate (or such other criteria proposed by the Borrower (including demonstration that the Fort Knox Mine is capable of producing Gold at or in excess of the levels referred to in the Base Cases at an average cost which is lower than that referred to in the Base Cases) as shall be satisfactory to the Lenders in their absolute discretion) shall have been achieved.

      "Fort Knox Economic Completion Certificate" means a certificate (together
       -----------------------------------------
with all attachments thereto) duly executed in one or more counterparts by an Authorized Representative of each of the Borrower and the Independent Consultant, substantially in the form of Exhibit O-2 attached hereto.
                                         -----------

      "Fort Knox Economic Completion Date" means the first Business Day
       ----------------------------------
immediately following the day on which (a) the Documentation and Technical Agent shall have received counterparts of the Fort Knox Economic Completion Certificate or (b) the criteria referred to in the parenthetical in the definition of "Fort Knox Economic Completion" shall have occurred as set forth
               -----------------------------
therein.

      "Fort Knox Lease Agreement" means that certain Mining Lease, dated as of
       -------------------------
April 1, 1992, between Melba Creek, as Lessor, and Fairbanks Gold, as Lessee which is evidenced of record by that certain Short Form of Mining Lease, dated as of April 1, 1992, and recorded in the Fairbanks Recording District on December 15, 1993 at Book 830, Page 93.

      "Fort Knox Mine" is defined in the first recital.
       --------------                    -------------

      "Fort Knox Operating Agreement" means that certain Operating Agreement,
       -----------------------------
made effective as of May 3, 1995, between Morrison Knudsen Corporation, an Ohio corporation, and Fairbanks Gold and in the form provided to the Administrative Agent in connection with the closing of the transactions contemplated hereby.

      "Fort Knox Physical Completion" means the achievement of "Mechanical
       -----------------------------
Completion" as contemplated by Section 9.2 and Exhibit D of the Construction Contract and certain construction, production, economic, environmental and/or legal criteria referred to in the Fort Knox Physical Completion Certificate.

      "Fort Knox Physical Completion Certificate" means a certificate duly
       -----------------------------------------
executed in one or more counterparts by an Authorized Representative of each of the Borrower and the Independent Consultant, substantially in the form of Exhibit O-1 attached hereto.
-----------

      "Fort Knox Physical Completion Date" means the first Business Day
       ----------------------------------
immediately following the day on which the Documentation and Technical Agent shall have received counterparts of the Fort Knox Physical Completion Certificate executed by each Person referred to in the definition thereof.

      "Fort Knox Project" is defined in the first recital.
       -----------------                    -------------

      "F.R.S. Board" means the Board of Governors of the Federal Reserve System.
       ------------

      "Funded Debt Service" means, for any period, the amount in Dollars (which,
       -------------------
except as provided below, in the case of any Tranche B Gold Loan or any interest or other amount accruing thereon, shall be the Dollar equivalent thereof calculated at the relevant Loan Base Price with respect to such Tranche B Gold
Loan), which will be necessary in order to pay in full all principal of and interest (after taking into account all Interest Rate Protection Agreements in effect during such period which shall have been shown, to the satisfaction of the Administrative Agent, to provide hedging in respect of any relevant interest payments) and other amounts accruing in respect of all Loans which (in the case of all such principal, interest or other amounts) are scheduled to become due and payable during such period (or, in the case of any determination of Funded Debt Service used in the computation of Consolidated Operating Costs for the purposes of calculating Historical Net Cash Flow for any period, such amount which was actually paid during such period and, to the extent any such Funded Debt Service is made up of Tranche B Gold Loans, calculated on the basis of the Dollar equivalent thereof as at the date of payment).

      "Funded Indebtedness" means, at any date, the sum of:
       -------------------

           (a) the Principal Amount of all outstanding Dollar Loans at such date;

plus
----
           (b) the Dollar equivalent of the Principal Amount of all outstanding Tranche B Gold Loans at such date calculated at the relevant Loan Base Price with respect to each such Tranche B Gold Loan.

      "Funding Percentage" means, at any time, relative to the Loans of either
       ------------------
tranche of any Lender, the ratio (expressed as a percentage) of (a) in the case of any Tranche A Loans requested to be made, (i) such Lender's Commitment Amount (Tranche A Portion) at such time to (ii) the Tranche A Commitment Amount at such
                                 --
time or, as the case may be, (b) in the case of any Tranche B Loans requested to be made, (i) such Lender's Commitment Amount (Tranche B Portion) at such time to
(ii) the Tranche B Commitment Amount at such time.

      "Future Net Cash Flow" means, for any period, the excess of:
       --------------------

           (a) the Dollar equivalent (calculated at the date of determination of Future Net Cash Flow (i) in the case of any such ounces of Gold which are covered by a Hedging Agreement in effect on the relevant date of calculation, at the price for delivery of Gold specified in such Hedging Agreement (or, if no price other than a floor price for delivery of Gold is specified in such Hedging Agreement, the minimum price for delivery of Gold referred to therein), (ii) in the case of any such ounces of Gold scheduled to be produced during a period when Hedged Consolidated Costs are then scheduled to be incurred (other than ounces of Gold which are covered by a Hedging Agreement of the nature referred to in sub-clause (i)), at the price equal to the
      --------------
      product of (x) the sum of 100% plus the three year Gold Contango at such date, multiplied by (y) $375 per ounce of Gold, and (iii) in the case of all other ounces of Gold, at $375 per ounce of Gold), of the excess of (x) the total estimated ounces of Gold from Production during such period as calculated from the Cash Flow Schedule, less (y) the aggregate payments of
                                              ----
      ounces of Gold payable during such period by way of production royalties calculated and payable as a percentage of Gold produced and sold in connection with the operations of any Principal Mine (limited, in the case of the Refugio Mine, to the Borrower's pro rata interest in such production royalty based on the Borrower's direct or indirect percentage ownership interest in the Refugio Mine);

      less
      ----

           (b) Consolidated Costs for such period (excluding, however, Funded Debt Service for such period).

      "GAAP" is defined in Section 1.4.
       ----                -----------

      "Gold" means gold bullion measured in fine ounces troy weight.
       ----

      "Gold Account" means an unallocated loco London account of the Borrower
       ------------
representing gold maintained at the Gold Lending Office of the Administrative Agent.

      "Gold Base Rate" means, with respect to any Tranche B Gold Loans
       --------------
outstanding for any Interest Period, the excess of:

           (a) the LIBO Rate for such Interest Period,

      less
      ----

           (b) the Gold Contango for a period equivalent to such Interest
      Period;

provided, however, that in the event the percentage calculated pursuant to
--------  -------
clause (b) for any Interest Period shall exceed the percentage calculated
----------
pursuant to clause (a) for such Interest Period then the "Gold Base Rate" for
            ----------                                    --------------
such Interest Period shall be zero.

      "Gold Contango" means, for any period, the average (rounded upwards to the
       -------------
nearest four decimal places) of the London interbank forward bullion rates as quoted by the market making members of the LBMA for such period as the same appear under the heading "Loco London Gold Lending Rates" (vs. U.S.$)" on the Reuters' Screen GOFO, GOFP or GOFQ Page (or such other page or service in replacement thereof as may be utilized by banks generally from time to time for the purposes of displaying quotes for loco London Gold lending rates) as at 11:00 a.m. (London time) on the day which is two Business Days immediately preceding the first day of such period; provided, however, that for any period
                                        --------  -------
which is not a Quoted Interest

Period, the Gold Contango for such period shall be the higher of (a) the mean of the London interbank forward bullion rates quoted by the market making members of the LBMA for a period equal to the Quoted Interest Period which is next longest to such period as the same appear on the Reuters' Screen GOFO, GOFP or GOFQ Page (or such other page or service) as aforesaid, and (b) the average of such quoted rates for a period equal to the Quoted Interest Period which is next shortest to such period as the same may appear on the Reuters' Screen GOFO, GOFP or GOFQ Page (or such other page or service) as aforesaid (or, if such period is for a period of less than one month, the rate certified by the Administrative Agent from time to time as being its rate for lending overnight funds in Gold).

      "Gold Lending Office" means (a) with respect to each Tranche B Lender, an
       -------------------
office maintained by or on behalf of such Tranche B Lender designated as such below its signature hereto or such other office maintained by or on behalf of such Tranche B Lender in London, England as may be designated from time to time by notice from such Tranche B Lender to the Administrative Agent and the Borrower, and (b) with respect to the Administrative Agent, the office of the Administrative Agent designated as such below its signature hereto or such other office of the Administrative Agent as may be designated from time to time by notice to the Borrower.

      "Gold Obligation" is defined in Section 4.12.
       ---------------                ------------

      "Governmental Agency" means any supranational, national, federal, state,
       -------------------
regional, tribal or local government or governmental department or other entity charged with the administration, interpretation or enforcement of any Applicable Law.

      "Group" is defined in Section 9.6.
       -----                -----------

      "Group Insurance Policy" is defined in clause (a)(i) of Section 5.1.8.
       ----------------------                -------------    -------------

      "Guanaco Existing Indebtedness" means Indebtedness of AGI Chile
       -----------------------------
outstanding under the $36,000,000 Term Loan Agreement, dated as of March 15, 1994, between AGI Chile, as the borrower, Rothschild and Citibank, N.A., as lenders, and Rothschild, as agent.

      "Guanaco Mine" is defined in the fourth recital.
       ------------                    --------------

      "Guanaco Mining" is defined in the preamble.
       --------------                    --------

      "Guanaco Mining Guaranty" means that certain Guaranty Agreement, from
       -----------------------
Guanaco Mining in favor of the Administrative Agent, substantially in the form of Exhibit E-2 attached hereto.
   -----------

      "Guaranty" means, without duplication, any agreement, undertaking or
       --------
arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss, to furnish funds for the maintenance of net worth, working capital or earnings of any Person or to purchase any products, properties or services of any Person primarily to enable such Person to pay any obligation or to assure any creditor against any loss) the debt, obligation, or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person; provided, however, that the
                                                   --------  -------
term "Guaranty" shall not include endorsements for collection or deposit by such
      --------
Person in either case in the ordinary course of business of such Person. The amount of such Person's obligation under any Guaranty shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation, or other liability guaranteed thereby or, if such principal amount is not stated therein, or determinable pursuant to the provisions thereof, the maximum liability reasonably anticipated in respect thereof as determined in good faith by the Person obligated thereunder to the reasonable satisfaction of the Administrative Agent.

      "Hayden Hill Existing Indebtedness" means Indebtedness of Lassen Gold
       ---------------------------------
outstanding under the Bullion Loan Agreement, dated as of March 26, 1991, between Lassen Gold and the Borrower, as borrowers, the banks party thereto, and The Chase Manhattan Bank, N.A., as agent.

      "Hayden Hill Mine" is defined in the third recital.
       ----------------                    -------------

      "Hazardous Material" means any substance defined as or included in the
       ------------------
definition of "hazardous substances", "hazardous wastes", "hazardous materials", or "toxic substances" under any applicable Environmental Law, and shall include each of the following:

           (a) those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances", or "solid waste" in CERCLA, the Resource Conservation and Recovery Act and the Hazardous Materials Transportation Act, 49 U.S.C. (S)1801 et. seq.;
                                                      --  ---

           (b) those substances listed in the United States Department of Transportation Table (49 CFR 172.101) or by the United States Environmental Protection Agency as hazardous substances (40 CFR Part 302);

           (c) any material, waste or substance which is designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. (S) 1251 et seq. (33 U.S.C. (S) 1321) or listed pursuant to Section
                      -- ---
      307 of the Clean Water Act (33 U.S.C. 1317);

           (d) solely in connection with the Hayden Hill Mine, those substances defined as "hazardous waste", "extremely hazardous waste" or "restricted hazardous waste" in Sections 25115, 25117, 25122.7 and 25140 of the California Health and Safety Code, or as "hazardous substances" in Sections 25316 and 25281 of the California Health and Safety Code; and

           (e) solely in connection with the Fort Knox Mine, any substance defined as a "hazardous waste" in AS 46.03.900(9) or 18 ACC 62.010 and
      62.020 or as a "hazardous substance" in AS 46.03.826(5).

      "Hedged Consolidated Costs" is defined in Section 7.1.10.
       -------------------------                --------------

      "Hedging Agreements" is defined in Section 7.1.10.
       ------------------                --------------

      "Hedging Counterparties" is defined in Section 7.1.10.
       ----------------------                --------------

      "Hedging Obligations" means, with respect to any Person, all liabilities
       -------------------
of such Person under commodity swap agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements, options or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or precious metals prices (including any Hedging Agreements and Interest Rate Protection Agreements).

      "Historical Net Cash Flow" means, for any period, the excess, if any, of:
       ------------------------

           (a) the excess, if any of (i) the actual gross revenues realized by the Borrower and each Subsidiary (including the net Dollar proceeds of the sale of ounces of Gold from Production actually received by the Borrower and each Subsidiary) during such period, less (ii) the Dollar equivalent
                                               ----
      (calculated at the date of payment of any relevant production royalty) of the aggregate payments of ounces of Gold actually paid during such period by way of production royalties calculated and payable (whether in cash or Gold) as a percentage of Gold produced at any Principal Mine (but, in the case of the Refugio Mine, limited to the Borrower's pro rata interest therein based on its direct or indirect percentage ownership interest in the Refugio Mine) and sold in connection with the operation thereof;

      less
      ----

           (b) the Consolidated Costs actually paid during such period (and, in determining Consolidated Costs for such period any Consolidated Operating Costs of the nature referred to in clause (d) of the definition of such
                                         ----------
      term which are actually paid in Gold shall be the Dollar equivalent thereof calculated at the date of payment thereof).

      "Impermissible Qualification" means, relative to the opinion or report of
       ---------------------------
any independent certified public accountant or any independent chartered accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or report:

           (a) which is of a "going concern" or similar nature;

           (b) which relates to any limited scope of examination of matters relevant to such financial statement which has resulted from any action of the Borrower the result of which is, directly or indirectly, to prevent such accountant from making such examination as such accountant deems appropriate; or

           (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section
                                                                    -------
      7.2.4.
      -----

      "Indebtedness" of any Person means, without duplication:
       ------------

           (a) all obligations of such Person for borrowed money or precious metals (including (i) in the case of such obligations, all notes payable and drafts accepted representing extensions of credit, (ii) in the case of any such Person which is an Obligor, such Obligor's payment Obligations, and (iii) in the case of such precious metals, Gold) and all obligations evidenced by bonds, debentures, notes or other similar Instruments on which interest charges are customarily paid;

           (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances and similar instruments, in each such case issued for the account of such Person;

           (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities (and, for the avoidance of doubt, any obligation of such Person as a lessee under a lease which is an operating lease shall not constitute Indebtedness);

           (d) net payment liabilities of such Person under all Hedging Obligations;

           (e) whether or not included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding, in the case of the Borrower, the payment of any deferred purchase price in the maximum amount of $25,000,000 to Cyprus Amax in respect of its acquisition of a fifty percent interest in the Kubaka Project from Cyprus Amax through the issue of common stock of the Borrower), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

           (f) all Contingent Liabilities of such Person in respect of any of the foregoing;

provided, however, that, for the determination of Indebtedness of the Borrower
--------  -------
and its Subsidiaries for any purpose of this Agreement or any other Loan Document, any obligation for borrowed money of any Subsidiary of the Borrower incurred to finance the acquisition and/or the development of the Kubaka Project in circumstances where such Subsidiary has been formed for the sole purpose, and continues to have the sole purpose, of such acquisition and/or development and in respect of which no other Person is under any similar obligation and the recourse of the holder of such obligation is, in the opinion of the Lenders, limited to such Subsidiary and the assets owned by it which constitute the Kubaka Project, shall be excluded.

      "Indemnified Liabilities" is defined in Section 10.4.
       -----------------------                ------------

      "Indemnified Parties" is defined in Section 10.4.
       -------------------                ------------

      "Independent Consultant" means Anderson & Schwab, Inc. or such other
       ----------------------
independent mining consultant as may be retained by the Documentation and Technical Agent acting with the approval of the Required Lenders (and, so long as no Default shall have occurred and be continuing, with the prior written consent of the Borrower, such consent not to be unreasonably withheld or delayed).

      "Independent Consultant's Certificate" means a certificate duly executed
       ------------------------------------
by an Authorized Representative of the Independent Consultant, substantially in the form of Exhibit K-1 attached hereto.
            -----------

      "Independent Consultant's Report" means a report duly executed by an
       -------------------------------
Authorized Representative of the Independent Consultant, substantially in the form of Exhibit N attached hereto, and containing such other matters in
        ---------
connection with any Obligor's compliance with each Operative Document to which it is a party and the performance of the Principal Mines as either the Administrative Agent or the Documentation and Technical Agent may reasonably request, and relating to each consecutive quarterly period ending on March 31, June 30, September 30 and December 31 of each calendar year for the period between the Effective Date and the Fort Knox Economic Completion Date and for each calendar year thereafter, or for such other periods as the Documentation and Technical Agent may reasonably request.

      "Information Memorandum" means the confidential Information Memorandum
       ----------------------
relating to the transactions contemplated hereby, dated July 1995, prepared by the Syndication Agent.

      "Initial Borrowing Date" means the first Business Day on which Loans shall
       ----------------------
have been made pursuant to Section 2.3.
                           -----------

      "Insolvency Default" means any condition or event which, after lapse of
       ------------------
time, would become an Event of Default described in Section 8.1.6.
                                                    -------------

      "Instrument" means any contract, agreement, indenture, mortgage, document
       ----------
or writing (whether by formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any Lien (or right or interest therein) is granted or perfected or purported to be granted or perfected.

      "Insurance Consultant" means Aon Natural Resources Worldwide, a division
       --------------------
of Aon Corporation, or such other insurance adviser of international repute as shall be satisfactory to the Required Lenders.

      "Insurance Consultant's Certificate" means a certificate duly executed by
       ----------------------------------
an authorized signatory of the Insurance Consultant, substantially in the form of Exhibit K-2 attached hereto.
   -----------

      "Interest Period" means, relative to any Loan of any type:
       ---------------

           (a) initially, the period from the date such Loan is made (or, as the case may be, converted from a different type of Loan) to the day which numerically corresponds to the date one, two, three or six months thereafter (or such other date as agreed between all the Tranche A Lenders or, as the case may be, all the Tranche B Lenders and the Borrower and, subject, without prejudice to the provisions of Section 4.1, in the case
                                                      -----------
      of each such period with respect to any Tranche B Gold Loan, to the availability of funds for such period to each Tranche B Lender) as the Borrower may irrevocably select in any Borrowing Request delivered pursuant to Section 2.3 or, in the case of any Tranche B Loan of one type
                  -----------
      which is to be converted from the other type of Tranche B Loan, the relevant Continuation/Conversion Notice in respect of such conversion delivered pursuant to Section 2.4; and
                            -----------

           (b) thereafter, each period from the last day of the immediately preceding Interest Period applicable to such Loan to the day which numerically corresponds to such date one, two, three or six months thereafter (or such other date as agreed between all the Tranche A Lenders or, as the case may be, all the Tranche B Lenders and the Borrower and subject as provided in clause (a)) as the Borrower may irrevocably select
                             ----------
      in the relevant Continuation/Conversion Notice in respect of such continuation delivered pursuant to Section 2.4;
                                         -----------
      provided, however, that:
      --------  -------

           (c) absent the timely selection of an Interest Period for a then current Loan, the Borrower shall be deemed to have selected that the Loan be continued as a Loan of the same type for an Interest Period of one month's or such other duration as may be required in order to comply with the other provisions of this Agreement;

           (d) if such Interest Period for any Loan would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day, unless such Business Day occurs in the next following calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

           (e) the Borrower shall not be permitted to select, and there shall not be in effect, any Interest Period for any Loan that would end later than the Final Maturity Date;

           (f) no more than two Interest Periods shall be in effect at any one time with respect to any type of Loans; and

           (g) the Administrative Agent shall be able to select Interest Periods satisfactory to it pursuant to the terms and conditions of Section 3.2.2
                                                                 -------------
      or after any Enforcement Event.

      "Interest Rate Protection Agreement" is defined in Section 7.1.11.
       ----------------------------------                --------------

      "Interest Rate Protection Counterparty" is defined in Section 7.1.11.
       -------------------------------------                --------------

      "Investment" means, relative to any Person:
       ----------

           (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

           (b) any Guaranty made or issued by such Person; and

           (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

      "Kubaka Project" means the Kubaka gold mine project in Magadan, Siberia.
       --------------

      "LaSalle" is defined in the preamble.
       -------                    --------

      "Lassen Gold" is defined in the preamble.
       -----------                    --------

      "Lassen Gold Collateral Agreement" means that certain Deed of Trust with
       --------------------------------
Power of Sale, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing, from Lassen Gold in favor of Chicago Title Insurance Company, as trustee, for the benefit of the Collateral Agent, substantially in the form of Exhibit C-2 attached hereto.
            -----------

      "Lassen Gold Environmental Indemnity Agreement" means that certain
       ---------------------------------------------
Hazardous Materials Undertaking and Unsecured Indemnity, from Lassen Gold in favor of the Collateral Agent, substantially in the form of Exhibit D-2 attached
                                                            -----------
hereto.

      "Lassen Gold Guaranty" means that certain Secured Guaranty Agreement, from
       --------------------
Lassen Gold in favor of the Administrative Agent, substantially in the form of Exhibit E-3 attached hereto.
-----------

      "LBMA" means The London Bullion Market Association.
       ----

      "Lender Assignment Agreement" means an Assignment Agreement, duly executed
       ---------------------------
by an Assignor Lender and an Assignee Lender (and acknowledged by the Administrative Agent), substantially in the form of Exhibit P attached hereto.
                                                    ---------

      "Lender Parties" means, collectively, the Agents, the Arrangers and the
       --------------
Lenders.

      "Lenders" is defined in the preamble and for the avoidance of doubt,
       -------                    --------
includes (a) Tranche A Lenders and (b) Tranche B Lenders. For the avoidance of doubt, and unless the context requires otherwise, reference to any Lender means such Lender in its capacity as a Tranche A Lender or a Tranche B Lender, as the case may be.

      "LIBO Rate" means, relative to any Interest Period for any Dollar Loans
       ---------
(or, for the purposes of clause (a) of the definition of "Gold Base Rate", for
                         ----------                       --------------
the Dollar equivalent of any Tranche B Gold Loans), the rate of interest equal to the average (rounded upwards to the nearest four decimal places) of the quotes for "LIBOR", as such quotes appear on the Reuters' Screen LIBO Page (or such other page or service in replacement thereof as may be utilized by banks generally from time to time for the purpose of displaying quotes for London Interbank Offered Rates) as at 11:00 a.m. (London time) for the number of months (or different period) comprising such Interest Period, calculated at the date which is two Business Days prior to the first day of such Interest Period; provided, however, that in the event that fewer than two such quotes appear on
--------  -------
such screen, page or service at such time, the Administrative Agent will request the principal London office of each Arranger (or, in the case of Merrill Lynch, the London office of Merrill Lynch International Bank Limited) to provide the Administrative Agent with its quotation for offers of Dollar deposits to leading banks in the London interbank market for such period and in an amount comparable to the principal amount of such Arranger's (acting in its capacity as a Lender) Dollar Loan (or, in the case of any determination of the LIBO Rate made for purposes of the definition of "Gold Base Rate", the Dollar equivalent of such Tranche B Lender's
               --------------
Tranche B Gold Loan), and the "LIBO Rate" shall equal the average of such
                               ---------
quoted rates.

      "Lien" means any security interest, mortgage, pledge, hypothecation,
       ----
assignment, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

      "Loan" means, as the context may require, a Tranche A Loan, a Tranche B
       ----
Dollar Loan or a Tranche B Gold Loan.

      "Loan Base Price" means, in the case of any Tranche B Gold Loans made
       ---------------
pursuant to Section 2.3 or converted from Tranche B Dollar Loans pursuant to any
            -----------
Continuation/Conversion Notice or otherwise, the London Price as in effect two Business Days prior to the Borrowing Date or date of conversion for such Tranche B Gold Loans.

      "Loan Document" means any of this Agreement, the Notes, the Principal
       -------------
Subsidiary Guaranties, the Security Documents, the Environmental Indemnity Agreements, the Subordination Agreements, the DOCLOC Support Agreement and each other Instrument executed by any Obligor or any Affiliate of any thereof evidencing any obligation (monetary or otherwise) in connection with and pursuant to this Agreement and the transactions contemplated hereby and delivered to, and representing obligations incurred to, any Lender Party (including, at any time when any Commitment is outstanding or any Principal Amount of any Loan or any interest accrued thereon is then outstanding to any Lender Party, any Hedging Agreement or any Interest Rate Protection Agreement in effect at such time in accordance with Section 7.1.10 or 7.1.11, as the case may
                                       --------------    ------
be, and which, in each case, is provided by any Lender which remains a Lender at such time).

      "Loan Life Ratio" means, at any date, the ratio, expressed as a
       ---------------
percentage, of:

           (a) the Present Value of Future Net Cash Flow for the period commencing on such date and ending on December 31, 2001 to
      --

           (b)  the excess, if any, of:

                (i)    Funded Indebtedness at such date,
           less
           ----

                (ii)   the 1994 DOCLOC Facility Available Portion at such date.

      "London Gold Fixing" means a gold price fixing meeting among the five
       ------------------
members from time to time of the London gold market.

      "London Price" means, on any day, the fixing price per fine ounce troy (in
       ------------
Dollars) for Gold as announced at the afternoon London Gold Fixing for such day; provided, however, that if the afternoon London Gold Fixing shall not have
--------  -------
occurred for such day, the "London Price" for such day shall be the fixing price
                            ------------
per fine ounce troy (in Dollars) for gold as announced at the morning London Gold Fixing for such day or if the morning London Gold Fixing shall not have occurred for such day, the "London Price" for such day shall be the publicly
                            ------------
quoted price per fine ounce troy (in Dollars) for Gold on such other accessible international gold market (allowing for physical delivery of such Gold) as may be reasonably selected by the Administrative Agent; and, provided, further,
                                                         --------  -------
however, that in the event the Administrative Agent shall have been unable to
-------
select any other such international gold market, then the "London Price" for
                                                           ------------
such day shall mean such price as the Administrative Agent shall reasonably determine. In the event that such day is not a Business Day, then the "London
                                                                       ------
Price" shall be the London Price on the most recently preceding Business Day.
-----

      "Material Asset" means, on any date, any individual asset (including
       --------------
groups of individual assets forming an individual operating unit) of the Borrower, any Subsidiary of the Borrower or CMM having a net book value in excess of 5% of the tangible assets of the Borrower and its Subsidiaries, measured on a consolidated basis as at such date.

      "Materially Adverse Effect" means an effect, resulting from any occurrence
       -------------------------
of whatever nature (including any adverse determination in any labor controversy, litigation, arbitration or governmental investigation or proceeding), which is materially adverse, or is or would be reasonably likely to be materially adverse, to:

           (a) the business, assets, revenues, financial condition or operations of the Borrower and its Subsidiaries, measured on a consolidated basis;

           (b) the effectiveness (including the validity, priority or perfection) of any Lien granted by any Obligor pursuant to any Security Document (other than any such Lien which the Required Lenders determine encumbers only non-material collateral in the context of the value of the collateral security granted as a whole in respect of the Borrower's Obligations);

           (c) the ability of the Obligors, taken as a whole, to make any payment or perform any other material obligation required under any Operative Document; or

           (d) the ability of Fairbanks Gold to consummate the Fort Knox Project and/or operate, manage and maintain the Fort Knox Mine substantially in accordance with the Fort Knox Base Case.

      "Maturity" means, relative to any Loan, any date on which such Loan is
       --------
stated to be due and payable, in whole or in part, whether by required repayment, prepayment, declaration or otherwise.

      "Measurement Period" means any period of four consecutive Fiscal Quarters
       ------------------
ending on a date on which the Consolidated Fixed Charge Coverage Ratio is required to be calculated pursuant to clause (c) of Section 7.2.4.
                                      ----------    -------------

      "Melba Creek" is defined in the preamble.
       -----------                    --------

      "Merrill Lynch" is defined in the preamble.
       -------------                    --------

      "Mine Assets" means, with respect to any Principal Mine,  all properties,
       -----------
assets or other rights, whether real or personal, tangible or intangible, now owned or leased or hereafter acquired by or for the benefit of the Principal Subsidiary or CMM with an interest in such assets, which assets are used or intended for use in or forming part of such Principal Mine (and, for the avoidance of doubt, shall include (a) the deposits of gold and any other metals and minerals at the site forming part of such Principal Mine and (b) all associated beneficiation facilities, together with all plant sites, waste dumps, ore dumps, crushing circuits, heap leach pads, abandoned heaps, water and power supply systems and ancillary and infrastructure facilities located at such Principal Mine which are used in connection with the operation thereof).

      "Mine Output" means all products from any Principal Mine including dore
       -----------
and Gold.

      "Mines Operational Period" means the period commencing on the Effective
       ------------------------
Date and continuing until the earlier of:

           (a)  December 31, 2001; and

           (b) the date on which the Proven and Probable Reserves (determined on or prior to the Effective Date) have been (or are expected to be) extracted, milled, refined and sold, in each case in accordance with the Consolidated Base Case.

      "Mining Rights" means all interests in the surface of the lands, the
       -------------
minerals in (or that may be extracted from) the lands, the royalty agreements, patented and unpatented mining claims, water rights, mining concessions, fee interests, mineral leases, mining licenses, profits-a-prendre, joint ventures and other leases, rights-of-way, enurements, licenses and other rights, claims and interests (however arising) used by or necessary to any Principal Subsidiary, CMM or any other Person to operate any Principal Mine.

      "Moody's" means Moody's Investor Services, Inc.
       -------

      "Monthly Report" means a report duly executed by an Authorized
       --------------
Representative of each of the Borrower and the Independent Consultant, substantially in the form of Exhibit L attached hereto, relating to the status
                             ---------
of the consummation of the Fort Knox Project for each consecutive calendar month (or shorter period in the case of the first certificate delivered pursuant to clause (e) of Section 7.1.1) occurring after the Effective Date and prior to the
----------    -------------
Fort Knox Economic Completion Date.

      "Net Disposition Proceeds" means, with respect to the disposition by the
       ------------------------
Borrower, any of its Subsidiaries or CMM of any Material Asset permitted to be made pursuant to clause (d) of Section 7.2.10, the excess, if any, of
                 ----------    --------------

           (a) the sum of the gross cash proceeds received by such Person (or, in the case of CMM, the Borrower's pro rata interest in such gross cash proceeds (to the extent that such proceeds are not restricted from being distributed by CMM pursuant to the terms of any financing (excluding, however, any Indebtedness advanced by an Affiliate of CMM) incurred in relation to the Refugio Mine or any shareholders or similar agreement relating to CMM) based on its direct or indirect percentage ownership interest in the Refugio Mine) from such disposition less
      ----

           (b) the sum of (i) all fees and expenses (including customary brokerage commissions, appraisal fees, surveying charges, legal and investment banking fees and other similar commissions, charges or fees) incurred in connection with such disposition (other than any such fees or expenses payable to Cyprus Amax or any of its Subsidiaries except as permitted to be paid pursuant to Section 7.2.11), (ii) all taxes and
                                       --------------
      similar levies (including filing, recording or registration fees, recording taxes, transfer taxes, income and/or franchise taxes) paid or payable in connection with such disposition, plus (iii) to the extent not deducted from the gross cash proceeds referred to in clause (a), any
                                                           ----------
      Indebtedness otherwise permitted to be incurred pursuant to this Agreement and secured by a Lien in respect of such Material Asset otherwise permitted to be created pursuant to this Agreement and repaid in connection with such disposition.

      "Net Issuance Proceeds" means, with respect to the issuance by the
       ---------------------
Borrower of any of its equity share capital or Approved Subordinated Indebtedness (Borrower) (whether pursuant to clause (b) of Section 7.1.15 or
                                             ----------    --------------
otherwise), the excess, if any, of

           (a) the sum of the gross cash proceeds received by the Borrower from such issuance less
      ----

           (b) all fees and expenses (including customary brokerage commissions, legal and investment banking fees and other similar commissions, charges or fees) incurred in connection with such issuance (other than any such fees or expenses payable to Cyprus Amax or any of its Subsidiaries except as permitted to be paid pursuant to Section 7.2.11).
                                          --------------

      "Nevada Gold" is defined in the preamble.
       -----------                    --------

      "Nevada Gold Guaranty" means that certain Guaranty Agreement from Nevada
       --------------------
Gold in favor of the Administrative Agent, substantially in the form of Exhibit
                                                                        -------
E-4 attached hereto.
---

      "1995 DOCLOC Facility" means the revolving loan facility made available by
       --------------------
Cyprus Amax to the Borrower pursuant to the 1995 DOCLOC Facility Agreement.

      "1995 DOCLOC Facility Agreement" means the Revolving Credit Agreement,
       ------------------------------
dated as of March 10, 1995, between the Borrower and Cyprus Amax in the form provided to the Administrative Agent in connection with the closing of the transactions contemplated hereby.

      "1994 DOCLOC Facility" means the revolving loan facility made available by
       --------------------
Cyprus Amax to the Borrower pursuant to the 1994 DOCLOC Facility Agreement.

      "1994 DOCLOC Facility Agreement" means the Revolving Credit Agreement,
       ------------------------------
dated as of April 15, 1994, between the Borrower and Cyprus Amax in the form provided to the Administrative Agent in connection with the closing of the transactions contemplated hereby.

      "1994 DOCLOC Facility Allocated Portion" means, at any time, the principal
       --------------------------------------
amount of that portion of the undrawn 1994 DOCLOC Facility which has, at such time, been allocated (in a manner satisfactory to the Required Lenders) to the support of the Borrower's financial obligations. For the avoidance of doubt, the 1994 DOCLOC Facility Allocated Portion includes the 1994 DOCLOC Facility Fort Knox Portion.

      "1994 DOCLOC Facility Available Portion" means at any time, the excess, if
       --------------------------------------
any, of (a) the principal amount of the undrawn 1994 DOCLOC Facility at such time, less (b) the 1994 DOCLOC Facility Allocated Portion (excluding, however,
      ----
the 1994 DOCLOC Facility Fort Knox Portion) at such time.

      "1994 DOCLOC Facility Fort Knox Portion" means, at any time, the principal
       --------------------------------------
amount of that portion of the undrawn 1994 DOCLOC Facility which has, at such time, been allocated (in a manner satisfactory to the Required Lenders) to the support of the Borrower's payment Obligations, the achievement of Fort Knox Physical Completion and the achievement of Fort Knox Economic Completion.

      "1994 DOCLOC Facility Release Date" means the date on which the
       ---------------------------------
restrictions on the purposes for which the 1994 DOCLOC Facility might be utilized (other than those restrictions contained in the 1994 DOCLOC Facility Agreement) as in effect on the Initial Borrowing Date (which restrictions shall have been disclosed to the Administrative Agent pursuant to clause (b) of
                                                            ----------
Section 5.1.12) shall be rescinded or released.
--------------

      "Non-Material Approvals" is defined in clause (a)(ii) of Section 6.16.
       ----------------------                --------------    ------------

      "Notes" means, collectively, the Tranche A Notes, the Tranche B Dollar
       -----
Notes and the Tranche B Gold Notes.

      "Obligations" means, with respect to any Obligor, all obligations of such
       -----------
Obligor with respect to the repayment or performance of all obligations (monetary or otherwise) of such Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document.

      "Obligors" means, collectively, the Borrower and the Principal
       --------
Subsidiaries.

      "Operative Documents" means, collectively, the Loan Documents, the Project
       -------------------
Documents and the DOCLOC Facility Agreements.

      "Organic Document" means, with respect to (a) any Obligor, its certificate
       ----------------
of incorporation and its by-laws; (b) Fairbanks Canada, its memorandum and articles of association; and (c) any Obligor or Fairbanks Canada, all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock or other equity interests.

      "ounce of Gold" means a fine ounce troy weight of gold in a form readily
       -------------
tradeable with members of the LBMA from time to time.

      "Outstanding Percentage" means, relative to any type of Loans and at any
       ----------------------
time, the ratio (expressed as a percentage) of (a) the Dollar equivalent of the Principal Amount of such Loans of such type at such time to (b) the Dollar equivalent of the Principal Amount of all types of Loans at such time.

      "Participant" is defined in Section 10.11.2.
       -----------                ---------------

      "PBGC" means the Pension Benefit Guaranty Corporation and any entity
       ----
succeeding to any or all of its functions under ERISA.

      "Pension Plan" means a "pension plan", as such term is defined in section
       ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which any Obligor or any corporation, trade or business that is, along with such Obligor, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

      "Person" means any natural person, corporation, partnership, firm,
       ------
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

      "Plan" means any Pension Plan or Welfare Plan.
       ----

      "Pledge Agreements" means, collectively, the Borrower Share Pledge
       -----------------
Agreement and the Fairbanks Canada Share Pledge Agreement.

      "Present Value of Future Net Cash Flow" means, at any date and for any
       -------------------------------------
period (a "Calculation Period"), the aggregate of discounted Future Net Cash
           ------------------
Flow for such Calculation Period calculated as set forth herein. Each Calculation Period shall be divided into consecutive periods (each, a "Discount
                                                                       --------
Period") of three months (or, in the case of the last such period, the period
------
commencing on the last day of the penultimate such period and ending on the last day of the Calculation Period), and shall be discounted, with respect to any Future Net Cash Flow scheduled to accrue during any Discount Period, at the Discount Rate at such date to the first day of such Calculation Period from the day which represents the mid-point of such Discount Period.

      "Principal Amount" means, (a) with respect to any Tranche B Gold Loan
       ----------------
outstanding (or to be outstanding) at any date, the aggregate principal amount (calculated in ounces of Gold) of such Tranche B Gold Loan at such date and (b) with respect to any Dollar Loan outstanding (or to be outstanding) at any date, the aggregate principal amount (calculated in Dollars) of such Dollar Loan at such date.

      "Principal Mines" is defined in the fifth recital.
       ---------------                    -------------

      "Principal Subsidiaries" is defined in the preamble.
       ----------------------                    --------

      "Principal Subsidiary Guaranties" means, collectively, the Fairbanks
       -------------------------------
Gold/Melba Creek Guaranty, the Guanaco Mining Guaranty, the Lassen Gold Guaranty and the Nevada Gold Guaranty.

      "Process Agent" is defined in Section 10.14.
       -------------                -------------

      "Process Agent Acceptance" means a letter from the Process Agent to the
       ------------------------
Administrative Agent, substantially in the form of Exhibit Q attached hereto.
                                                   ---------

      "Production" means, for any period, the number of ounces of Gold contained
       ----------
in dore which have been produced, or (in the case of any period or portion thereof to occur in the future) which are scheduled in the Cash Flow Schedule to be produced, at the Principal Mines during such period (which shall, in the case of the Refugio Mine, be limited to the Borrower's pro rata interest therein based on its direct or indirect percentage ownership interest of the Refugio
Mine).

      "Production (Hedging Adjusted)" means, for any period, the excess of (a)
       -----------------------------
Production for such period less (b) Funded Debt Service, if any, for such period
                           ----
in respect of Funded Indebtedness denominated in Gold.

      "Project Documents" means, collectively, (a) the Construction Contract,
       -----------------
the Fort Knox Lease Agreement and the Fort Knox Operating Agreement and (b) all Hedging Agreements and Interest Rate Protection Agreements not constituting Loan Documents.

      "Project Party" means any Obligor, CMM, the Construction Contractor and
       -------------
any Affiliate, agent, advisor, consultant, officer, director or other associate of any such Person retained, employed or consulted by such Person in connection with the consummation of the Fort Knox Project or the operation of any Principal Mine.

      "Proven and Probable Reserves" means, at any date, reserves of Gold at
       ----------------------------
each Principal Mine (limited, in the case of the Refugio Mine, to the Borrower's pro rata interest therein based on its direct or indirect percentage ownership interest of the Refugio Mine) as determined and calculated in accordance with standards established from time to time by the SEC and as set forth in the most recent annual report on Form 10-K or quarterly report on Form 10-Q filed by the Borrower with the SEC.

      "Quarterly Payment Date" means each March 31, June 30, September 30 and
       ----------------------
December 31, commencing with September 30, 1997.

      "Quoted Interest Period" means any Interest Period having a duration of
       ----------------------
one, two, three or six months.

      "Refugio Mine" is defined in the fourth recital.
       ------------                    --------------

      "Regulatory Change" means the occurrence after the Effective Date of any
       -----------------
change in or abrogation of, or introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of any:

           (a) statute, law, rule or regulation applicable to any Lender Party or

           (b) guideline, interpretation, directive, consent decree, administrative order, request or determination (whether or not having the force of law) applicable to such

      Lender Party of any Governmental Agency charged with the interpretation or administration of any statute, law, rule or regulation referred to in clause (a) or of any fiscal, monetary or other authority having
      ----------
      jurisdiction over such Lender Party.

      "Release" means a "release", as such term is defined in CERCLA.
       -------

      "Required Completion Expenditures" means those bona fide Consolidated
       --------------------------------              ---- ----
Capital Costs which the Documentation and Technical Agent (acting in consultation with the Independent Consultant) determines are required to achieve Fort Knox Economic Completion.

      "Required Lenders" means, at any time, Lenders having, in the aggregate,
       ----------------
an Aggregate Percentage of more than sixty-six and two-thirds (66 2/3).

      "Required Maintenance Expenditures" means those bona fide Consolidated
       ---------------------------------              ---- ----
Capital Costs which the Documentation and Technical Agent (acting in consultation with the Independent Consultant) determines are required to operate, manage and maintain any Principal Mine (excluding, however, the Refugio
Mine) in normal working condition.

      "Required Tranche B Lenders" means, at any time, Tranche B Lenders having,
       --------------------------
in the aggregate, an Aggregate Tranche B Percentage of more than sixty-six and two-thirds (66 2/3).

      "Requirement of Law" means, as to any Person, its Organic Documents and
       ------------------
any Applicable Law or Contractual Obligation binding on or applying to such Person.

      "Resource Conservation and Recovery Act" means the Resource Conservation
       --------------------------------------
and Recovery Act, 42 U.S.C. Section 690, et seq.
                                         -- ---

      "Rothschild" is defined in the preamble.
       ----------                    --------

      "SEC" means the United States Securities and Exchange Commission.
       ---

      "Security Documents" means, collectively, the Pledge Agreements, the
       ------------------
Borrower Security Agreement and the Collateral Agreements.

      "Sleeper Mine" is defined in the third recital.
       ------------                    -------------

      "Standard & Poor's" means Standard & Poor's Rating Services, a division of
       -----------------
The McGraw Hill Companies, Inc.

      "Subordination Agreement (Borrower)" means that certain Subordination
       ----------------------------------
Agreement, among the Administrative Agent, the Borrower and Cyprus Amax, substantially in the form of Exhibit F-2 attached hereto.
                             -----------

      "Subordination Agreement (Principal Subsidiaries)" means that certain
       ------------------------------------------------
Subordination Agreement, among the Administrative Agent, the Borrower and the Principal Subsidiaries, substantially in the form of Exhibit F-3 attached
                                                     -----------
hereto.

      "Subordination Agreements" means, collectively, the Subordination
       ------------------------
Agreement (Borrower) and the Subordination Agreement (Principal Subsidiaries).

      "Subsidiary" means, with respect to any Person, any corporation at least a
       ----------
majority or more of the outstanding shares of capital stock of which having ordinary voting power to elect a majority of the board of directors or other governing body of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person; provided, however, that no
                                                     --------  -------
AGI New Zealand Company shall be considered a Subsidiary of the Borrower if all of the liabilities of such AGI New Zealand Company shall be subject to indemnification arrangements (which shall be satisfactory to the Administrative Agent) in favor of the Borrower and any of its Subsidiaries (excluding, however, any AGI New Zealand Company) which might otherwise incur any liability in connection with any such AGI New Zealand Company. Except where the context otherwise requires, references to any Subsidiary shall be to a Subsidiary of the Borrower.

      "Syndication Agent" is defined in the preamble.
       -----------------                    --------

      "Tax Credit" is defined in clause (b) of Section 4.7.
       ----------                ----------    -----------

      "Tax Payment" is defined in clause (b) of Section 4.7.
       -----------                ----------    -----------

      "Taxes" is defined in clause (a) of Section 4.6.
       -----                ----------    -----------

      "Technical Review" means the due diligence review relating to the Fort
       ----------------
Knox Mine, dated May 19, 1995, and the due diligence review relating to the Hayden Hill Mine, the Guanaco Mine and the Sleeper Mine, dated July 12, 1995, in each case prepared by the Independent Consultant.

      "Toronto-Dominion" is defined in the preamble.
       ----------------                    --------

      "Total Commitment Amount" means, subject to the terms and conditions of
       -----------------------
this Agreement (including Section 2.2), $250,000,000.
                          -----------

      "tranche" means either the Tranche A Loans or the Tranche B Loans, as the
       -------
case may be.

      "Tranche A Commitment" means, relative to any Tranche A Lender, such
       --------------------
Tranche A Lender's obligation to make its Tranche A Loans and maintain and continue such Tranche A Loans, pursuant to the terms and subject to the conditions of this Agreement.

      "Tranche A Commitment Amount" means, subject to the terms and conditions
       ---------------------------
of this Agreement (including Section 2.2), $125,000,000.
                             -----------

      "Tranche A Lender" means (a) in relation to any Lender party hereto on the
       ----------------
Effective Date, a Lender indicated as having a Commitment Amount (Tranche A Portion) on the signature pages hereto or (b) in relation to any Assignee Lender which becomes a Lender subsequent to the Effective Date, a Lender indicated as assuming a Commitment Amount (Tranche A Portion) and/or being the transferee of any outstanding Tranche A Loans in the Lender Assignment Agreement pursuant to which such Assignee Lender became a party hereto.

      "Tranche A Loan" is defined in clause (a)(i) of Section 2.1.
       --------------                -------------    -----------

      "Tranche A Note" means a promissory note from the Borrower in favor of any
       --------------
Tranche A Lender, evidencing the Obligations of the Borrower to such Tranche A Lender, substantially in the form of Exhibit H-1 attached hereto.
                                     -----------

      "Tranche B Commitment" means, relative to any Tranche B Lender, such
       --------------------
Tranche B Lender's obligation to make its Tranche B Loans denominated in Dollars and/or Gold and maintain, continue and/or convert such Tranche B Loans in either Dollars or Gold, pursuant to the terms and subject to the conditions of this Agreement.

      "Tranche B Commitment Amount" means, subject to the terms and conditions
       ---------------------------
of this Agreement (including Section 2.2), $125,000,000.
                             -----------

      "Tranche B Dollar Loan" is defined in clause (a)(ii)(y) of Section 2.1.
       ---------------------                -----------------    -----------

      "Tranche B Dollar Note" means a promissory note from the Borrower in favor
       ---------------------
of any Tranche B Lender, evidencing the Obligations denominated in Dollars of the Borrower to such Tranche B Lender, substantially in the form of Exhibit H-2
                                                                    -----------
attached hereto.

      "Tranche B Gold Loan" is defined in clause (a)(ii)(y) of Section 2.1.
       -------------------                -----------------    -----------

      "Tranche B Gold Note" means a promissory note from the Borrower in favor
       -------------------
of any Tranche B Lender, evidencing the Obligations denominated in Gold of the Borrower to such Tranche B Lender, substantially in the form of Exhibit H-3
                                                                -----------
attached hereto.

      "Tranche B Lender" means (a) in relation to any Lender party hereto on the
       ----------------
Effective Date, a Lender indicated as having a Commitment Amount (Tranche B Portion) on the signature pages hereto or (b) in relation to any Assignee Lender which becomes a Lender subsequent to the Effective Date, a Lender indicated as assuming a Commitment Amount (Tranche B Portion) and/or being the transferee of any outstanding Tranche B Loans in the Lender Assignment Agreement pursuant to which such Assignee Lender became a party hereto.

      "Tranche B Loan" is defined in clause (a)(ii)(x) of Section 2.1.
       --------------                -----------------    -----------

      "type" means any of the Tranche A Loans, the Tranche B Dollar Loans or the
       ----
Tranche B Gold Loans, as the case may be.

      "Underwriters" means, collectively, Merrill Lynch, ABN AMRO, Rothschild
       ------------
and Toronto-Dominion.

      "United States" or "U.S." means the United States of America, its 50
       -------------      ----
States and the District of Columbia.

      "Welfare Plan" means a "welfare plan" as such term is defined in section
       ------------
3(1) of ERISA.

      SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context specifically requires otherwise, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule, each other Loan Document and each notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

      SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and unless otherwise specified, references in any Article, Section or definition to any clause or sub-clause are references to such clause or sub-clause such Article, Section or definition.

      SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all
                                         -------------
financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, generally accepted accounting principles in the United States ("GAAP"), in each case, applied (subject to the provisions of
                ----
Section 1.5) on a basis consistent with the preparation of the relevant
-----------
financial statements referred to in clause (a) of Section 6.4 (including with
                                    ----------    -----------
respect to the credit of revenues generated in respect of silver by-products produced at any facility owned by the Borrower or any Subsidiary against Consolidated Operating Costs incurred by the Borrower or such Subsidiary, as the case may be); provided, however, that, to the extent consistent with GAAP as
              --------  -------
then in effect, the Borrower may amend the manner in which it accounts for inventory from "Last In First Out" principles to a method based on the average cost of production of such inventory.

      SECTION 1.5. Change in Accounting Principles. If, after the Effective Date, there shall (without prejudice to Section 1.4 and clause (c) of Section
                                        -----------     ----------    -------
7.2.1) be any change to the Borrower's Fiscal Year, or in the application of the
-----
accounting principles used in the preparation of the financial statements referred to in clause (a) of Section 6.4 as a result of the promulgation of
               ----------    -----------
rules, regulations, pronouncements or opinions by the SEC or the U.S. Financial Accounting Standards Board, or any agency with a similar function, which changes result in a change in the method of calculation of, or have an adverse impact on, financial covenants, standards or terms applicable to the Borrower, as the case may be, or any Subsidiary found in this Agreement or any other Loan Document, the parties hereto agree promptly to enter into negotiations in order to amend such financial covenants, standards or terms so as to reflect equitably such changes with the desired result that the evaluations of the Borrower's, as the case may be, or such Subsidiary's financial condition shall be approximately the same after such changes as if such changes had not been made; provided,
                                                                  --------
however, that until the Lenders have given their consent to such amendments
-------
(which consent shall not be unreasonably withheld), the Borrower's or, as the case may be, such Subsidiary's financial condition shall continue to be evaluated on the same principles as those used in the preparation of the financial statements referred to in clause (a) of Section 6.4.
                                    ----------    -----------

      SECTION 1.6. Dollar Equivalency Determinations. Except as otherwise set forth in this Agreement or any other Loan Document, all calculations or determinations to be made from time to time under this Agreement or any other Loan Document in connection with the Dollar equivalent of any amount denominated in Gold (whether in respect of Tranche B Gold Loans made or to be made to the Borrower or prepaid or repaid to the Tranche B Lenders or otherwise) shall be calculated by multiplying:

           (a) the number of ounces of such Gold;

by
--

           (b) the London Price on the date which is two Business Days prior to the date on which such calculation is to be made.

      SECTION 1.7. Gold Equivalency Determinations. Except as otherwise set forth in this Agreement or any other Loan Document, all calculations or determinations to be made from time to time under this Agreement or any other Loan Document in connection with the Gold equivalent of any amount denominated in Dollars shall be calculated by dividing:

           (a)  such Dollar denominated sum;

by
--

           (b) the London Price on the date which is two Business Days prior to the date on which such calculation is to be made.

      SECTION 1.8.     Project Determinations, etc.

                (a) (i) All determinations and calculations of a technical or economic nature to be made under this Agreement or any other Loan Document (including the determination or calculation, as the case may be, of Cash Flow Ratio, Consolidated Adjusted EBITDA, Consolidated Capital Costs, Consolidated Fixed Charge Coverage Ratio, Consolidated Indebtedness/Capitalization Ratio, Consolidated Net Income, Consolidated Operating Costs, Discount Rate, Fort Knox Economic Completion, Fort Knox Physical Completion, Funded Debt Service, Funded Indebtedness, Future Net Cash Flow, Historical Net Cash Flow, Loan Life Ratio, Mine Output, Present Value of Future Net Cash Flow, Production, Required Completion Expenditures and Required Maintenance Expenditures) shall be:

                       (x) in the case of any such projected determination or
                calculation, made in accordance with the relevant Base Case as in effect from time to time; and

                       (y) determined to the reasonable satisfaction of the
                Required Lenders;

           provided, however, that during any period (A) referred to in clause
           --------  -------                                            ------
           (b)(i) prior to the deemed effectiveness of the modification of
           ------
           either Base Case, all determinations and calculations referred to in this sub-clause shall be determined in accordance with the relevant
                ----------
           Base Case as in effect prior to the date of such deemed effectiveness of the modification or (B) referred to in clause (b)(ii) prior to the
                                                     --------------
           approval of any relevant modification or supplement to the relevant Base Case by all the Lenders, all determinations and calculations referred to in this sub-clause shall be determined to the reasonable
                               ----------
           satisfaction of the Required Lenders.

                (ii) All determinations and calculations to be made in accordance with the Cash Flow Schedule by reference to a specified period shall, in the event such period does not appear in the Cash Flow Schedule, be determined or calculated on a pro rata basis for
                                                           --- ----
           such specified period from the actual periods referred to in the Cash Flow Schedule.

                (b) (i) The Borrower shall give prompt notice to the Lenders of any change in any fact, event or circumstance which renders either Base Case as then currently in effect materially inaccurate (including any change in the type of Loans outstanding or projected to be outstanding hereunder) and shall work in consultation with the Independent Consultant in determining what modifications might be necessary to be made to the relevant Base Case. The

            Borrower shall deliver to the Lenders details as to any such proposed modification no later than fifteen (15) Business Days after the occurrence of any such change, etc., and shall deliver to each Lender a copy of each relevant Base Case as would be modified following the effectiveness of such proposed modification. Unless the circumstances described in sub-clause (ii) apply, the relevant Base
                                      ---------------
           Case shall be deemed amended by such modification with immediate effect from the receipt of the notice of modification described in the previous sentence.

                (ii) In the event that the Required Lenders determine that any proposed modification to either Base Case is not responsive to the relevant change in fact, event or circumstance or would, or would reasonably be likely to, affect adversely any of (x) the Borrower's ability to comply with its obligations under Section 7.2.4, (y) the
                                                        -------------
           target dates for achievement of Fort Knox Physical Completion or Fort Knox Economic Completion (as then set forth in the Base Cases) or (z) the availability of funds to consummate the Fort Knox Project or the availability of funds to operate the Principal Mines in accordance with the Base Cases as then currently in effect, no such modification or supplement shall be effective unless and until approved by all the Lenders.

                (iii) As a condition precedent to the effectiveness of any modification to the Base Cases, the Borrower will deliver to the Documentation and Technical Agent (with sufficient copies for each Lender) a Compliance Certificate calculated as of the effective date of such modification indicating no Default would, or would be likely to, occur at any time as a result of such modification, together with such information concerning the calculations and assumptions used by the Borrower in delivering such Compliance Certificate as the Documentation and Technical Agent shall have requested.

      SECTION 1.9. General Provisions as to Certificates and Opinions, etc. Whenever the delivery of a certificate is a condition precedent to the taking of any action by any Lender Party hereunder, the truth and accuracy of the facts and the diligent and good faith determination of the opinions stated in such certificate shall in each case be conditions precedent to the right of any Obligor to have such action taken, and any certificate executed by any Obligor shall be deemed to represent and warrant that the facts stated in such certificate are true and accurate.

      SECTION 1.10.    Gold Delivery.  Without prejudice to the provisions of

clause (a) of Section 4.8, any physical delivery of Gold hereunder shall be
----------    -----------
delivered loco London as more particularly set forth in this Agreement and in a form conforming in all respects with the requirements for good delivery and the specification for a good delivery bar of gold as specified by the LBMA from time to time.

      SECTION 1.11. Interpretation. Unless a clear contrary intention appears, this Agreement and each other Loan Document shall be construed and interpreted in accordance with the provisions set forth below:

           (a) the singular number includes the plural number and vice versa;
                                                                  ----------

           (b) reference to any Person includes such Person's successors, executors, administrators, substitutes and assigns but, if applicable, only if such successors, executors, administrators, substitutes and assigns are permitted by this Agreement or such other Loan Document, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

           (c) reference to any gender includes any other gender;

           (d) reference to any agreement (including this Agreement and the Schedules and Exhibits hereto and any other Loan Document), document or Instrument means such agreement, document or Instrument as amended, supplemented, novated, refinanced, replaced, waived, restated or modified, and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;

           (e) reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

           (f) reference to any Applicable Law means such Applicable Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder;

           (g) "hereunder", "hereof", "hereto", "herein" and words of similar import shall be deemed references to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Article, Section, clause or other provision hereof or thereof;

           (h) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

           (i) relative to the determination of any period of time, "from" means "from (and including)" and "to" means "to (but excluding)";

           (j) reference to a "company" or "corporation" shall be construed as a reference to the analogous form of business entity used in any relevant jurisdiction; and

           (k) when an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

               ARTICLE 2.  COMMITMENTS; BORROWING AND CONVERSION
               -------------------------------------------------
                               PROCEDURES; NOTES
                               -----------------

      SECTION 2.1.     Commitments.

           (a) Subject to the terms and conditions of this Agreement (including

      Article 5):
      ---------

                (i) each Tranche A Lender severally and for itself alone agrees that it will, from time to time, make loans (with respect to each Tranche A Lender, each such loan individually a "Tranche A Loan") to
                                                            --------------
           the Borrower as set forth in this Article. Each Tranche A Loan shall be advanced and denominated in Dollars; and

                (ii) each Tranche B Lender severally and for itself alone agrees that it will, from time to time (x) make loans (with respect to each Tranche B Lender, each such loan individually a "Tranche B Loan") to
                                                            --------------
           the Borrower as set forth in this Article and (y) convert one type of Tranche B Loan (or a portion thereof) into another type of Tranche B Loan, as set forth in Section 2.4. Each Tranche B Loan may be
                                 -----------
           advanced and denominated in, and/or converted into, Dollars (with respect to each Tranche B Lender, each such loan individually a

           "Tranche B Dollar Loan") or advanced and denominated in, and/or
           ----------------------
           converted into, Gold (with respect to each Tranche B Lender, each such loan individually a "Tranche B Gold Loan").
                                     -------------------

           (b) Subject to clause (c) and the other terms and conditions of this
                          ----------
      Agreement, on any Business Day occurring during the period from the Effective Date to the Commitment Termination Date, each Tranche A Lender will make a Tranche A Loan and each Tranche B Lender will make a Tranche B Loan (which shall, on the date of making thereof, be either a Tranche B Dollar Loan or a Tranche B Gold Loan but not both) to the Borrower on such
      Business Day. As set forth in Section 2.3, (a) each Loan made by each
                                    -----------
      Lender pursuant to any Borrowing Request shall be made in a Principal
      Amount equal to such Lender's Funding Percentage of the aggregate Principal Amount of the relevant tranche of Loans requested by the Borrower to be made on the Borrowing Date specified in such Borrowing Request, and (b) the Dollar equivalent of the Principal Amounts of the Tranche A Loans and Tranche B Loans to be made pursuant to each Borrowing Request shall be in equal amounts.

           (c) No Lender shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate original Principal Amount of all Loans (calculated, in the case of any then outstanding Gold Loan, in Dollars using the Loan Base Price applicable to each such Gold Loan):

                (i) of all Lenders made since the Effective Date would exceed the Total Commitment Amount;

                (ii) of all Tranche A Lenders made since the Effective Date would exceed the Tranche A Commitment Amount;

                (iii) of all Tranche B Lenders made since the Effective Date would exceed the Tranche B Commitment Amount;

                (iv) of such Tranche A Lender made since the Effective Date would exceed such Lender's Commitment Amount (Tranche A Portion);

                (v) of such Tranche B Lender made since the Effective Date would exceed such Lender's Commitment Amount (Tranche B Portion); or

                (vi) of such Lender to be made on any Borrowing Date would exceed such Lender's Available Commitment as at such Borrowing Date.

      SECTION 2.2.     Reduction of Commitment Amounts.

           (a) The Borrower may, from time to time on any Business Day prior to the Commitment Termination Date on which there are Available Commitments remaining, voluntarily reduce the Total Commitment Amount as then in effect, in whole or in part; provided, however, that the Borrower shall
                                   --------  -------
      give the Administrative Agent not less than three nor more than five Business Days' prior written notice (counting the date on which such notice is given) of any such reduction which notice, once given, shall be irrevocable. Any partial reduction of the Total Commitment Amount shall be in a minimum amount of $5,000,000 and an integral multiple of $1,000,000 and shall be applied equally between the Tranche A Commitment Amount and the Tranche B Commitment Amount and also rateably among the Lenders' Commitment Amounts (Tranche A Portion) and/or their Commitment Amounts (Tranche B Portion). No voluntary reduction as aforesaid may be made if, as a result thereof, the then outstanding Total Commitment Amount would be less than the Principal Amount of all the outstanding Loans on the date of such proposed reduction (after giving effect to any prepayment or repayment of outstanding Loans to be, or required to be, made on such date pursuant to this Agreement (and, for purposes of calculating such Principal Amount, any then outstanding Gold Loan shall be calculated in Dollars using the Loan Base Price applicable to each such Gold Loan)).

           (b) On any Business Day prior to the Commitment Termination Date on which repayments or prepayments of the Loans are made or required to be made pursuant to Section 3.1.1 (other than clause (e) or (j) thereof) and
                       -------------             ----------    ---
      on which there are Available Commitments remaining, the Total Commitment Amount shall, automatically and without any action by any Person, be reduced by the lesser of (i) an amount equal to the Principal Amount of the Loans repaid or prepaid pursuant to Section 3.1.1 (other than clause (e) or (j) thereof) or (ii)

      the aggregate Available Commitments as at such Business Day. To the extent the Total Commitment Amount is not reduced to zero pursuant to the foregoing sentence, any reduction of the Total Commitment Amount shall be applied equally between the Tranche A Commitment Amount and the Tranche B Commitment Amount and also rateably among the Lenders' Commitment Amounts (Tranche A Portion) and/or their Commitment Amounts (Tranche B Portion).

           (c) On the Commitment Termination Date, the Total Commitment Amount (if not previously reduced to zero) shall, automatically and without any action by any Person, be reduced to zero.

      SECTION 2.3. Procedure for Making Loans. By delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m. (London time) the Borrower may request, on any Business Day occurring prior to the Commitment Termination Date, on not less than three nor more than five Business Days' notice (counting the date on which such notice is given), that Loans be made by all Lenders on the Business Day set forth in such Borrowing Request in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000. All Loans to be made pursuant to the same Borrowing Request shall be made equally between tranches of Loans. Any Tranche B Gold Loans requested to be made in such Borrowing Request shall be made in the Gold equivalent of the Principal Amount of all Loans requested pursuant to such Borrowing Request allocable to the Tranche B Loans. No more than one Borrowing Request may be delivered during any one calendar month; provided, however, that, in connection
                                         --------  -------
with the initial Borrowing, two Borrowing Requests may be delivered on the same date. Upon receipt of each Borrowing Request, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's Funding Percentage of each tranche of the requested Borrowing, and such Borrowing Request shall not thereafter be revocable by the Borrower.

      Subject to the terms and conditions of this Agreement (including the first paragraph of this Section and Article 5), the Loans requested to be made in any
                              ---------
Borrowing Request shall be made on the Business Day specified therein. On such Business Day and subject to such terms and conditions, each Lender shall, on or before (a) 11:00 a.m. (New York City time), in the case of Dollar Loans, credit such Dollar account of the Administrative Agent at its Dollar Lending Office as the Administrative Agent may notify to the Lenders from time to time with an amount of Dollars or (b) 11:00 a.m. (London time), in the case of Tranche B Gold Loans, credit such unallocated loco London gold account of the Administrative Agent at its Gold Lending Office as the Administrative Agent may notify to the Tranche B Lenders from time to time with those ounces of Gold, in each case, equal to such Lender's Funding Percentage of each tranche of the Loans requested to be made pursuant to such Borrowing Request. To the extent funds are received by the Administrative Agent from the Lenders in respect of the Borrowing requested by such Borrowing Request, the Administrative Agent shall make such funds available to the Borrower by crediting the Principal Amount of such Loans to such Dollar account in New York City as the Borrower may designate in writing to the Administrative Agent (in the case of Dollar Loans) or to the Gold Account (in the case of Tranche B Gold Loans); provided, however, that in the case of
                                       --------  -------
the initial Loans the Administrative Agent shall make such
funds available to the Borrower net of any payments which the Borrower shall instruct the Administrative Agent to pay directly to the relevant creditors in connection with Section 5.1.16. No Lender's obligation to make its Loans from
                --------------
time to time as aforesaid shall be affected by any other Lender's failure to make any other Loan.

      SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m. (London time) on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice (counting the date on which such notice is given) prior to the expiration of any Interest Period with respect to any then outstanding Loans of any type (or during an Interest Period in the case of any prepayment of Tranche B Gold Loans required pursuant to clause (e) or (j) (as a consequence of any conversion
                           ----------    ---
pursuant to clause (e)(x)) of Section 3.1.1 or as a result of any repayment
            -------------     -------------
pursuant to Section 4.1 or 4.5, subject, in each such case, to Section 4.3),
            -----------    ---                                 -----------
that, solely in the case of Tranche B Loans, all or a portion of such Tranche B Loans be, upon the expiration of such Interest Period (or during such Interest Period, as aforesaid), converted into Tranche B Loans of another type, or, in the case of any Loans, upon the expiration of such Interest Period, continued as Loans of such type for the Interest Period or Interest Periods specified in such Continuation/Conversion Notice; provided, however, that, at any one time, only
                                --------  -------
two Interest Periods with respect to each type of Loans may be in effect; and provided, further, however, that immediately following any conversion of either
--------  -------  -------
type of Tranche B Loans such that both types of Tranche B Loans would then be outstanding, the aggregate Principal Amount of Tranche B Loans of either type shall not be less than the lesser of (x) one-eighth of the aggregate Principal Amount of all Tranche B Loans then outstanding (and for the purposes of the foregoing all calculations shall be made in Dollars utilizing the Dollar equivalent of any then outstanding Tranche B Gold Loans as at the date of the proposed conversion) or (y) 10,000 ounces of Gold or $5,000,000, as the case may be; and provided, further, however, that no Tranche B Loan of either type may be
        --------  -------  -------
converted into the other type of Tranche B Loan:

           (a) at any time when any Default has occurred and is continuing or would occur as a consequence of such conversion;

           (b) unless, simultaneously with the effective date of such Continuation/Conversion Notice: (i) the Borrower shall have made any repayment or prepayment of Loans then required to be made pursuant to this Agreement and (ii) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate calculated as of such date, together with such information concerning the calculations and assumptions used by the Borrower in delivering such Compliance Certificate as the Administrative Agent shall have requested; and

           (c) without prejudice to the provisions of clause (a) and without
                                                      ----------
      limiting the Borrower's obligations pursuant to Section 7.1.11 to
                                                      --------------
      implement Interest Rate Protection Agreements with respect to the Tranche A Loans, unless, simultaneously with the delivery of the relevant Continuation/Conversion Notice, the Administrative Agent shall have received from the Borrower, in the case of any conversion into Tranche B Dollar Loans: (i) to the extent requested by the Administrative Agent, copies of documentation relating to Hedging Agreements and Interest Rate Protection Agreements, if any, required to be implemented pursuant to Sections 7.1.10 and 7.1.11, respectively, after giving effect to such
      ---------------     ------
      conversion and (ii) a certificate of the Borrower as to the effectiveness of such Hedging Agreements or Interest Rate Protection Agreements, as the case may be.

      In the absence of delivery of a Continuation/Conversion Notice with respect to any Loans at least three Business Days before the last day of the then current Interest Period with respect thereto, such Loans shall, on such last day, automatically be deemed to be continued as Loans of the same type having (subject to Section 3.2.2) an Interest Period determined pursuant to the
                   -------------
provisions of clause (c) of the definition of such term unless a conversion of
              ----------
any Tranche B Loans may be required pursuant to clause (e) of Section 3.1.1 or
                                                ----------    -------------
Section 4.12.
------------

      Notwithstanding the foregoing, the Borrower may not request that more than one conversion of Tranche B Loans from one type to another type thereof be effected during any 12 month period.

      In connection with any conversion pursuant to this Section (and subject to the payment mechanics contained in Sections 2.3 and 4.8 and other relevant
                                   ------------     ---
provisions of this Agreement), the Borrower shall make a repayment of the relevant type and Principal Amounts of Tranche B Loans to be converted and the Tranche B Lenders shall make Loans of the relevant type and Principal Amounts of Tranche B Loans which are to be outstanding immediately following such conversion. For the purposes of computing the Principal Amount of the Loans outstanding after any conversion pursuant to this Section:

           (d) the Principal Amount of any Tranche B Dollar Loans converted from Tranche B Gold Loans shall be (i) if the then applicable London Price is in excess of the Loan Base Price with respect to such Tranche B Gold Loan, in the excess, if any, of (x) the Dollar equivalent of such Tranche B Gold Loans less (y) the sum of the Principal Amounts of (A) any repayment
            ----
      required to be, and actually, made on the date of conversion pursuant to clause (j) of Section 3.1.1 plus (B) any other prepayments or repayments
      ----------    ------------- ----
      with respect to such Loans required to be, and actually, made on such date, or (ii) in each other case, in the excess, if any, of (x) the Dollar equivalent (calculated at the Loan Base Price with respect to such Tranche B Gold Loans, of such Tranche B Gold Loans) less (y) the sum of the Principal Amounts of any prepayments or repayments with respect to such Loans required to be, and actually, made on such date; and

           (e) the Principal Amount of any Tranche B Gold Loans converted from Tranche B Dollar Loans shall be in the excess, if any, of (i) the Gold equivalent of such Tranche B Dollar Loans less (ii) the sum of the
                                                ----
      Principal Amounts of any prepayments or repayments with respect to such Loans required to be, and actually, made on such date.

      SECTION 2.5. Funding. Each Lender may, if it so elects, fulfil its obligation to make or maintain any portion of the Principal Amount of any of its Loans by causing an offshore branch, Affiliate or international banking facility of such Lender to make such Loan; provided, however, that in such event any Loan
                                  --------  -------
shall be deemed to have been made by such Lender, and the obligation of the Borrower to repay such Loan, and pay interest thereon, shall nevertheless be to such Lender and shall be deemed to be held by it, to the extent of such Loan, for the account of such offshore branch, Affiliate or international banking facility; and provided, further, however, that without prejudice to the
              --------  -------  -------
obligation of the Borrower to pay any amount of the nature referred to in this proviso arising as a consequence of any event occurring after any election by
-------
such Lender pursuant to this Section, the Borrower shall be under no obligation to pay any amount to such Lender pursuant to Section 4.1, 4.2, 4.4, 4.5 or 4.6
                                             -----------  ---  ---  ---    ---
which arises at the time of such election solely as a consequence of such election.

      SECTION 2.6. Notes. Each Lender's Tranche A Loans or, as the case may be, Tranche B Loans shall be evidenced by a Tranche A Note in a Principal Amount equal to such Lender's Commitment Amount (Tranche A Portion) and/or, as may be relevant, a Tranche B Dollar Note and a Tranche B Gold Note. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter
                                                                      -----
alia, the date of, the Principal Amount of, and the interest rate and Interest
----
Period applicable to the types of, Loans evidenced thereby. Such notations shall be prima facie evidence of the Principal Amount of Obligations to such
         ----- -----
Lender then owing and unpaid; provided, however, that the failure of any Lender
                              --------  -------
to make any such notations (or any error with respect thereto) shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.


                 ARTICLE 3.  PRINCIPAL PAYMENTS; INTEREST; FEES
                 ----------------------------------------------

      SECTION 3.1. Mandatory and Voluntary Repayments and Prepayments. The Borrower shall repay or prepay the Principal Amount of the Loans as set forth in this Section.

      SECTION 3.1.1. Principal Payments. The Borrower shall make payment in full of the unpaid Principal Amount of all Loans on the Final Maturity Date. Prior thereto, the Borrower:

           (a) may, from time to time on any Business Day which is the last day of any Interest Period or (subject to Section 4.3) on any other Business
                                            -----------
      Day, make a voluntary prepayment, in whole or in part, of the then outstanding Principal Amount of all Loans; provided, however, that:
                                                 --------  -------

                (i) the Borrower shall give the Administrative Agent not less than three nor more than five Business Days' prior written notice (counting the date on which such notice is given) of any such voluntary prepayment, which notice, once given, shall be irrevocable; and

                (ii) all such partial voluntary prepayments shall be in an aggregate Principal Amount which is a minimum of $5,000,000 and an integral multiple of $1,000,000.

           (b) shall, within five Business Days following the occurrence of a Change in Control (of the type described in clause (a) of the definition
                                                  ----------
      thereof), make a mandatory prepayment of the Principal Amount of all Loans outstanding on such date.

           (c) shall, on each Quarterly Payment Date prior to the Final Maturity Date, make a mandatory repayment of the Tranche A Loans outstanding on such date in a Principal Amount equal to the quotient of (i) the aggregate Principal Amount of the Tranche A Loans outstanding on such date (before giving effect to all other prepayments or repayments required to be made on such date and without giving effect to any prepayment of the Tranche A Loans as a result of any prepayment made pursuant to clause (f)(i) (in a
                                                           -------------
      Principal Amount of not in excess of $12,500,000) or pursuant to clause
                                                                       ------
      (h) and/or (i) (in an aggregate Principal Amount of not in excess of an
      ---        ---
      aggregate of $12,500,000), in each case on or prior to September 30, 1997)

      divided by (ii) the aggregate number of Quarterly Payment Dates scheduled
      ------- --
      to occur during the period commencing on such date and ending on (and including) the Final Maturity Date.

           (d) shall, on each Quarterly Payment Date prior to the Final Maturity Date, make a mandatory repayment of each type of Tranche B Loans outstanding on such date in a Principal Amount equal to the quotient of
      (i) the aggregate Principal Amount of each such type of Tranche B Loans outstanding on such date (before giving effect to all other prepayments or repayments required to be made on such date and without giving effect to any prepayment of either such type of Tranche B Loan as a result of any prepayment made pursuant to clause (f)(i) (in a Principal Amount of not in
                                  -------------
      excess of $12,500,000) or pursuant to clause (h) and/or (i) (in an
                                            ----------        ---
      aggregate Principal Amount of not in excess of an aggregate of $12,500,000), in each case on or prior to September 30, 1997) divided by
                                                                    ------- --
      (ii) the aggregate number of Quarterly Payment Dates scheduled to occur during the period commencing on such date and ending on (and including) the Final Maturity Date.

           (e) shall, within three Business Days after any Business Day on which any Tranche B Gold Loan is outstanding and on which:

                (i) the Dollar equivalent (calculated as at such earlier Business Day) of the Principal Amount of such Tranche B Gold Loan outstanding on such earlier Business Day exceeds
      -------

                (ii) one hundred and fifty per cent (150%) of the Dollar equivalent (calculated at the relevant Loan Base Price with respect to such Tranche B Gold Loan) of the Principal Amount of such Tranche B Gold Loan, at the Borrower's discretion, take either of the following actions: (x) make a mandatory prepayment of such Tranche B Gold Loan pursuant to clause
                                                                          ------
      (j) and, simultaneously therewith, convert, subject to Section 4.3, and
      ---                                                    -----------
      pursuant to Section 2.4, such Tranche B Gold Loan into a Tranche B Dollar
                  -----------
      Loan or (y) arrange for the provision of collateral (other than collateral already subject to (or required to be subject to) any Security Document) in a form and on terms acceptable to the Required Lenders with a value at least equal to the Dollar equivalent of such excess. Such collateral shall be held by the Administrative Agent for the rateable benefit of the Tranche B Lenders and shall be released by the Administrative Agent to the Borrower at the end of the first consecutive period of ten (10) Business Days following the provision thereof during which, on each Business Day occurring during such period, the event described in this clause which resulted in the provision of such collateral no longer exists. In the absence of any election by the Borrower as aforesaid, the Borrower shall be deemed to have elected to make the mandatory prepayment and conversion referred to in sub-clause (x) on the date which is three Business Days
                     --------------
      after the occurrence of the event described in this clause.

           (f) shall (without prejudice to clause (g)), within five Business
                                           ----------
      Days following the receipt of Net Issuance Proceeds resulting from any issuance of Approved Subordinated Indebtedness (Borrower) (excluding, however, any Approved Subordinated Indebtedness (Borrower) issued (following the giving of any required consent or waiver pursuant to the Loan Documents) for the sole purpose of refinancing any then outstanding Approved Subordinated Indebtedness (Borrower)) or of its equity share capital to any Person, make a mandatory prepayment of all Loans outstanding on such date in a Principal Amount of (i) 100% of the first $25,000,000 of the aggregate Net Issuance Proceeds from all such issuances, (ii) 25% of all such remaining Net Issuance Proceeds (in the case of any such issue of equity share capital), and (iii) 100% of all such remaining Net Issuance Proceeds (in the case of any such issue of Approved Subordinated Indebtedness (Borrower)).

           (g) shall (without prejudice to the provisions of the DOCLOC Support Agreement), within five Business Days following the receipt by the Borrower of any cash proceeds (i) resulting from any exercise of the Lender's Purchase Option (as defined in the 1994 DOCLOC Facility Agreement), or (ii) remaining after the application against any amounts outstanding under the 1994 DOCLOC Facility Agreement of the proceeds of any other issuance of any equity share capital by the Borrower to Cyprus Amax pursuant to the 1994 DOCLOC Facility Agreement, make a mandatory prepayment of all Loans outstanding on such date in a Principal Amount equal to such cash proceeds.

           (h) shall, within five Business Days following the receipt of Net Disposition Proceeds resulting from a disposition of any Material Asset as permitted pursuant to clause (d) of Section 7.2.10, make a mandatory
                            ----------    --------------
      prepayment of all Loans outstanding on such date in a Principal Amount equal to such Net Disposition Proceeds.

           (i) shall, within thirty (30) Business Days after the end of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 1997 (each such date, a "Cash Flow Prepayment Date"), make a mandatory
                          -------------------------
      prepayment of all Loans outstanding on such Cash Flow Prepayment Date in a Principal Amount equal to 50% of Historical Net Cash Flow for the Fiscal Quarter ending immediately prior to such Cash Flow Prepayment Date.

           (j) shall, on each effective date of (and simultaneously with, and as a condition to) a conversion of Tranche B Gold Loans into Tranche B Dollar Loans pursuant to Section 2.4, 4.1 or 4.5 or clause (e)(x), make a
                        -----------  ---    ---    -------------
      mandatory prepayment of the Tranche B Dollar Loans outstanding (or to be outstanding) on such date in a Principal Amount equal to the product of
      (i) the excess, if any, of (x) the London Price in effect two Business Days prior to such date, less (y) the Loan Base Price with respect to such
                               ----
      Tranche B Gold Loans, multiplied by (ii) the Principal Amount of the
                            ---------- --
      Tranche B Gold Loans converted.

           (k) shall, within five Business Days of the receipt of proceeds of any insurance policy which are required by the terms of clauses (c)(i) and
                                                              --------------
      (iv) of Section 7.1.7 to be applied against the Loans, make a mandatory
      ----    -------------
      prepayment of the Loans outstanding on such date in a Principal Amount equal to the amount of such proceeds.

      SECTION 3.1.2.   Application of Repayments and Prepayments, etc.

           (a) Amounts repaid or prepaid pursuant to Section 3.1.1 may not be
                                                     -------------
      re-borrowed.  Each repayment or prepayment of any Loans made pursuant to
      Section 3.1.1 shall be without premium or payment of any other additional
      -------------
      amount, except as may be required pursuant to Section 4.3.  Any repayment
                                                    -----------
      or prepayment of the

      Principal Amount of any Loans shall include accrued interest on the date of repayment or prepayment on the Principal Amount being repaid or prepaid.

           (b) (i) Subject to the next sentence, any repayment or prepayment of any Loans shall be applied to the scheduled instalments of the Loans pro rata across the remaining maturities thereof. The foregoing shall not
      --------
      apply to (x) any such repayment made pursuant to clause (b) of Section
                                                       ----------    -------
      3.1.1 (which shall be in the Principal Amount of all Loans then
      -----
      outstanding), (y) any Principal Amount of Loans prepaid pursuant to clause
                                                                          ------
      (f)(i) of Section 3.1.1 and the first $25,000,000 in aggregate of any
      ------    -------------
      Principal Amounts of Loans prepaid pursuant to clauses (h) and (i) of
                                                     -----------     ---
      Section 3.1.1 on or prior to September 30, 1997 (which shall, if
      -------------
      applicable, be applied pursuant to clauses (c)(i) and (d)(i) of Section
                                         --------------     ------    -------
      3.1.1), and (z) the excess, if any, of (A) the first $25,000,000 of any
      -----
      Principal Amounts of Loans prepaid pursuant to clauses (h) and (i) of
                                                     -----------     ---
      Section 3.1.1 after September 30, 1997, less (B) any Principal Amounts of
      -------------                           ----
      Loans prepaid pursuant to such clauses on or prior to September 30, 1997 (which excess shall be applied pro rata to the remaining scheduled
                                     --- ----
      instalments of the Loans in the inverse order of maturities thereof).

                (ii) Any repayment or prepayment of the Principal Amount of Loans pursuant to Section 3.1.1 (excluding, however, clauses (c), (d), (e)
                        -------------                      -----------  ---  ---
      or (j) thereof) shall be applied among Tranche A Loans and Tranche B Loans
         ---
      then outstanding in accordance with the Outstanding Percentages of such types. For the avoidance of doubt, unless any other provision of this Agreement requires otherwise, Tranche B Gold Loans and Dollar Loans required to be repaid or prepaid pursuant to Section 3.1.1 shall be paid
                                                   -------------
      or prepaid in Gold (with the number of ounces of Gold required to be repaid or prepaid calculated by reference to the relevant Loan Base Price) and Dollars, respectively.

      SECTION 3.2. Interest Payments. The Borrower shall make payments of interest in accordance with this Section.

      SECTION 3.2.1. Interest Rates. The Borrower shall pay interest on the Principal Amount of the Loans outstanding from time to time prior to and at the Maturity thereof at a rate per annum equal to (a) in the case of each Tranche B
                           --- -----
Gold Loan, the sum of the Gold Base Rate for Tranche B Gold Loans as in effect from time to time plus the Applicable Margin as in effect from time to time, and
                  ----
(b) in the case of each Dollar Loan, the sum of the LIBO Rate for Dollar Loans as in effect from time to time plus the Applicable Margin as in effect from time
                               ----
to time.

      SECTION 3.2.2. Post-Maturity Rate. After the Maturity of all or any portion of the Principal Amount of the Loans or after any other Obligation shall have become due and not been paid, the Borrower shall pay interest (after as well as before judgment) on:

           (a) the Principal Amount of each Tranche B Gold Loan so matured or on any such other Obligation due and payable in Gold, at a rate per annum
                                                                   --- -----
      equal to the sum of (i) the Gold Base Rate for such Interest Periods (not exceeding three months) as the Administrative Agent may (acting in consultation with the Required Lenders) from time to time select, (ii) the Applicable Margin as in effect from time to time plus (iii) two percent
                                                       ----
      (2%); and

           (b) the Principal Amount of each Dollar Loan so matured or on any such other Obligations due and payable in Dollars, at a rate per annum
                                                                   --- -----
      equal to the sum of (i) the LIBO Rate for such Interest Periods (not exceeding three months) as the Administrative Agent may (acting in consultation with the Required Lenders) from time to time select, (ii) the Applicable Margin as in effect from time to time plus (iii) two percent
                                                       ----
      (2%).

      SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication, on:

           (a) the last day of each Interest Period with respect to such Loan (and, in addition to such day, if such Interest Period shall exceed three months, on each date which is the last day of each successive three month period occurring during such Interest Period commencing with the first three month period commencing on the first day of such Interest Period);

           (b)  the Maturity of such Loan; and

           (c) with respect to any portion of any Loan repaid or prepaid pursuant to Section 3.1.1, 4.1, 4.2 or 4.5, the date of such repayment or
                  -------------  ---  ---    ---
      prepayment, as the case may be.

Interest accrued on each Loan after the Maturity thereof and interest on other overdue amounts shall be payable upon demand. The amount of interest accruing on any Loans shall be calculated during each Interest Period applicable thereto by the Administrative Agent on the daily outstanding Principal Amount of such Loans.

      SECTION 3.2.4. Rate Determinations. All determinations by the Administrative Agent of the rate of interest applicable to any Loan shall be conclusive absent manifest error.

      SECTION 3.3. Fees. The Borrower confirms and agrees that it will pay the fees set forth in this Section. All fees once paid shall be non-refundable.

      SECTION 3.3.1. Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when its Commitment is suspended by reason of any Obligor's inability to satisfy any condition of Article 5) commencing on the Effective Date and continuing
             ----------
through the Commitment Termination Date, a commitment fee at the rate of one-half of one percent (0.50%) per annum on the daily average of such Lender's
                            --- -----
Available Commitment. The commitment fees described in this Section shall be payable in arrears on each March 31, June 30, September 30 and December 31 (commencing with the first such date to follow the Effective Date) and on the Commitment Termination Date.

      SECTION 3.3.2. Arrangement and Underwriting Fees. The Borrower agrees to pay to each Lender for its own account, fees in accordance with the terms of the Commitment Letter (in the case of the Arrangers) and (in the case of each other Lender) as previously advised by the Syndication Agent to each such Lender.

      SECTION 3.3.3. Agents' Fees. The Borrower agrees to pay to each of the Administrative Agent, the Documentation and Technical Agent and the Collateral Agent, for its own account, fees in accordance with the terms of the letters, each dated October 25, 1995, from each such Agent to the Borrower.

      SECTION 3.3.4. Fee Payments to be made in Dollars. All fees payable under this Section shall be payable in Dollars.


   ARTICLE 4.  INCREASED COSTS; TAXES; MARKET DISRUPTIONS; GENERAL   PAYMENT
   ----------------------------------------------------------------  -------
                                   PROVISIONS
                                   ----------

      SECTION 4.1.     Gold or Dollars Unavailable.

           (a) If, prior to the date on which the Administrative Agent shall make any determination of the Gold Base Rate or, as the case may be, the LIBO Rate for any Interest Period, the Administrative Agent shall have determined or shall have been notified (for any reason whatsoever) that:

                (i) in the case of any Gold Loans to be outstanding during such Interest Period, any Tranche B Lender is, due to circumstances outside its control (including the unavailability of Gold, or the inability of the Tranche B Lenders to determine the Gold Base Rate), unable to conduct transactions in any accessible international gold market and, as a direct result thereof, to make or maintain, in whole or in part, its Tranche B Gold Loans hereunder; or

                (ii) in the case of any Dollar Loans to be outstanding during such Interest Period, either (x) Dollar certificates of deposit or Dollar deposits, as the case may be, in the relevant amount and for the relevant Interest Period are not available to the Lenders in the London interbank market, or (y) by reason of circumstances affecting the Lenders in the London interbank market, adequate means do not exist for ascertaining the interest rate applicable hereunder to such Dollar Loan, then the Administrative Agent shall promptly give telephonic notice of such determination confirmed in writing to the Borrower (which determination shall, in the absence of manifest error, be conclusive and binding on the Borrower).

           (b) As soon as practicable following the giving of the notice described in clause (a), the Administrative Agent, the affected Lenders
                   ----------
      and the Borrower shall negotiate for a period not exceeding 30 days with a view to agreeing an alternative basis (including an alternative to the Gold Base Rate) for making or maintaining the Loans affected by the circumstances described in clause (a). During such time period interest
                                 ----------
      shall accrue on the Principal Amount of each affected Lender's affected Loans at the rate applicable to such Loans immediately prior to the giving of such notice. If no such alternative basis is agreed within such time period, each affected Lender's affected Loans shall bear interest at a rate per annum equal to the sum of (i) the cost to such Lender of funding
           --- -----
      such type of Loans (as determined by such Lender which determination shall, in the absence of manifest error, be conclusive and binding on the Borrower) plus (ii) the Applicable Margin as in effect from time to time.
                ----

           (c) As an alternative to clause (b), the Borrower may at any time
                                    ----------
      elect that the Principal Amount of and interest on all of the Lenders' then outstanding Loans which are affected by the circumstances described in clause (a) be immediately converted (in the manner set forth in Section
         ----------                                                      -------
      2.4) into another type of Loans, or if such type of Loans is unavailable
      ---
      hereunder, be immediately repaid in full (subject, however, to Section
                                                                     -------
      4.3).

      SECTION 4.2.     Increased Costs, etc.

           (a) The Borrower agrees to reimburse each Lender for any increase (other than as specifically covered in any other Section of this Article) in the cost to such Lender of making, converting, continuing or maintaining (or of its obligation to make, convert, continue or maintain) any Loans, and for any reduction (other than as specifically covered in any other Section of this Article) in the amount of any sum receivable by such Lender hereunder in respect of making, converting, continuing or maintaining any portion of any such Loans in either case, from time to time by reason of any Regulatory Change (including with respect to Regulation D of the F.R.S. Board). In the event any Lender shall incur or suffer any such increase or reduction such Lender shall promptly notify the Administrative Agent and the Borrower thereof stating in reasonable detail the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

           (b) As soon as practicable following the giving of any notice described in clause (a), the affected Lender, the Administrative Agent and
                   ----------
      the Borrower shall negotiate for a period not exceeding 30 days with a view to avoiding or minimizing the circumstances described in clause (a).
                                                                    ----------
      If no steps mutually agreeable to the affected Lender, the Administrative Agent and the Borrower are decided within such 30 day period, the Borrower may elect either to prepay the Principal Amount of and interest accrued on such affected Lender's then outstanding Loans (subject, however, to
      Section 4.3) or pay, within five days after the expiry of such 30 day
      -----------
      period, any additional amount required fully to compensate such affected Lender for the increased cost or reduced amount described in clause (a).
                                                                   ----------

      SECTION 4.3. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of Gold or Dollar deposits or other funds or precious metals acquired by such Lender to make, continue, maintain or convert any portion of the Principal Amount of either type of Loan) as a result of:

           (a) any payment, prepayment or conversion of the Principal Amount of either type of Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1.1 or
                                                              -------------
      otherwise; or

           (b) any action of the Borrower resulting in any Loans not being made, maintained, continued or converted in accordance with the Borrowing Request or the Continuation/Conversion Notice, as the case may be, given therefor, then, upon the written request of such Lender to the Borrower (with a copy thereof to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. A statement as to any such loss or expense (including calculations thereof in reasonable detail) shall be submitted by such Lender to the Administrative Agent and the Borrower and shall, in the absence of manifest error, be conclusive and binding on the Borrower.

      SECTION 4.4.     Increased Capital Costs.

           (a) If any Regulatory Change affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its reasonable discretion) that the rate of return on its or such controlling Person's capital is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such Regulatory Change, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall, at its option, either (i) within five days of receipt of such notice, pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return or (ii) prepay the Principal Amount of and interest accrued on such affected Lender's then outstanding Loans (subject, however, to
      Section 4.3). A statement of such Lender as to any such additional amount
      -----------
      or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

           (b) Notwithstanding clause (a), the Borrower shall not be obligated
                               ----------
      to pay any amount to any Lender in respect of any such reduction in the rate of return or increased cost which arises as a consequence of any Applicable Law implementing (i) the proposals for international convergence of capital measurement and capital standards published by the Basle Committee on Banking Regulations and Supervisory Practices in July 1988 and/or (ii) (x) the Council of the European Communities Directive of 17 April 1989, on the own funds of credit institutions (89/299/EEC), (y) the Council of the European Communities Directive of 18 December 1989, on a solvency ratio for credit institutions (89/647/EEC) and (z) the Council of the European Communities Directive of 15 March 1993 on the capital adequacy of investment firms and credit institutions (93/6/EEC), as each of the foregoing items in this sub-paragraph may be amended from time to time, to the extent that the impact of any such Applicable Law can reasonably be calculated at the Effective Date. In addition, no Lender may make any claim for compensation in respect of any such reduction in return or increased cost to the extent that such claim relates to a period occurring prior to the date which is six months prior to the notification by such Lender of the event leading to such reduction in the rate of return or increased cost; provided, however, that nothing in this sentence
                                -------- -------
      shall restrict the ability of such Lender to make any further claim for compensation in respect of any event notified to the Borrower at any time on or after such date of notification.

      SECTION 4.5.     Illegality.

           (a) If, as the result of any Regulatory Change, any Lender shall determine (which determination, in the absence of manifest error, shall be conclusive and binding on the Borrower) that it is unlawful for such Lender to make any type of Loan, the obligations of such Lender to make any portion of the Principal Amount of such type of Loan shall, upon such determination (and telephonic notice thereof confirmed in writing to the Administrative Agent and the Borrower), forthwith be suspended until such Lender shall become aware that the circumstances causing such suspension no longer exist and shall forthwith notify the Administrative Agent and the Borrower to such effect, at which time the obligation of such Lender to make such type of Loan shall be reinstated.

           (b) If, as the result of any Regulatory Change, any Lender shall determine (which determination, in the absence of manifest error, shall be conclusive and binding on the Borrower) that it is unlawful for such Lender to continue or, in the case of Tranche B Loans, convert either type of Loan, then, upon notice by such Lender to the Administrative Agent and the Borrower, such Lender shall consult with the Borrower and the Administrative Agent for a period of up to 30 days from the date of such notice, with a view to agreeing upon a mutually acceptable alternative arrangement which will avoid or minimize such illegality. If no steps mutually agreeable to the affected Lender, the Administrative Agent and the Borrower are decided within such 30 day period, the Borrower shall, at its option, to the extent not prohibited from doing so by the relevant illegality or unlawfulness, either (i) continue or convert (using the principles set forth in Section 2.4) such Lender's then outstanding Loans
                              -----------
      which are affected by the circumstances described in
      clause (a) or (ii) prepay, within five days after the expiry of such 30
      ----------
      day period (unless required to do so prior thereto) the Principal Amount of and interest accrued on such affected Lender's then outstanding Loans (subject, however, to Section 4.3).
                            -----------

      SECTION 4.6.     Taxes.

           (a) All payments by the Borrower or any other Obligor of principal of, and interest on, the Loans and all other amounts payable pursuant to this Agreement, the Notes or any other Loan Document to any Lender Party shall be made free and clear of, and without deduction for any, present or future income, excise, stamp or other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, in each case other than franchise taxes and taxes imposed on or measured by the recipient's net income or receipts (such non-excluded items referred to as "Taxes"). In the event that any withholding or deduction from any
             -----
      payment to be made by any Obligor hereunder or under any other Loan Document is required in respect of any Taxes pursuant to any Applicable Law, then such Obligor will:

                (i) pay directly to the relevant authority the full amount to be so withheld or deducted;

                (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                (iii) pay to the Administrative Agent for the account of the Person or Persons entitled thereto such additional amount or amounts as is or are necessary to ensure that the net amount actually received by such Person will be equal to the full amount such Person would have received had no such withholding or deduction been required.

      Moreover, if any Taxes are directly asserted against any Lender Party with respect to any payment received by such Lender Party hereunder or under any other Loan Document, such Lender Party may pay such Taxes and the relevant Obligor will promptly pay such additional amounts (including any penalties, interest or expenses) as is or are necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

           (b) If any Obligor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for its own account and/or, as the case may be, the account of the relevant Lender Parties, the required receipts or other required documentary evidence, such Obligor shall indemnify the Administrative Agent or the relevant Lender Parties, as the case may be, for any incremental Taxes, interest or penalties that may become payable by any such Person as a result of any such failure. For purposes of this Section, a distribution hereunder or under any other Loan Document by the Administrative Agent or any Lender Party to or for the account of any Lender Party shall be deemed a payment by the relevant Obligor.

           (c) The Lender Parties agree to cooperate with each Obligor in completing and delivering or filing tax-related forms which would reduce or eliminate any amount of the nature referred to in clause (a) required
                                                           ----------
      to be deducted or withheld on account of payment made by such Obligor under this Agreement or any other Loan Document; provided, however, that
                                                       --------  -------
      no Lender Party shall be under any obligation to execute and deliver any such form if, in the opinion of such Lender Party, completion of any such form could result in an adverse consequence with respect to the business or tax position of such Lender Party.

      SECTION 4.7.     Mitigation.

           (a) In the event that any Obligor makes payment of any amount pursuant to Section 4.4 or 4.6 or that any Lender Party seeks payment of
                  -----------    ---
      an amount pursuant to Section 4.4 or 4.6 or because of circumstances
                            -----------    ---
      resulting in the 30 day negotiation period described in clause (b) of
                                                              ----------
      Section 4.1, 4.2 or 4.5, such affected Lender Party agrees that it will
      -----------  ---    ---
      take such reasonable steps as may reasonably be open to it to mitigate the effects of the circumstances described in the foregoing Sections or as the case may be, clauses (such steps to include the transfer of such Lender's Dollar Lending Office and/or Gold Lending Office to another jurisdiction and the application for a Tax Credit); provided, however, that no Lender
                                             --------  -------
      Party shall be obligated to (i) take any such steps if, in its opinion, such steps would require it to achieve less than its expected return under this Agreement or would have an adverse effect upon its assets or financial condition or (ii) achieve any particular result or incur any liability to any Obligor by virtue of any such steps resulting in less than complete mitigation of the relevant circumstances.

           (b) If, pursuant to clause (a), any Lender Party effectively obtains
                               ----------
      a refund of tax or credit (a "Tax Credit") against a payment made by any
                                    ----------
      Obligor pursuant to Section 4.6 (a "Tax Payment"), and such Lender Party
                          -----------     -----------
      is able to identify such Tax Credit as being attributable to such Tax Payment, then such Lender Party, after actual receipt of such Tax Credit, shall reimburse such Obligor for such amount as such Lender Party shall reasonably determine to be the proportion of such Tax Credit as shall be reasonably attributable to such Tax Payment; provided, however,
                                                            --------  -------
      that no Lender Party shall be required to make any such reimbursement which would cause it to lose the benefit of such Tax Credit or would otherwise adversely affect any matter relating to such Lender Party in connection with the assessment or payment of any Taxes. Each Lender Party shall have absolute discretion as to the extent, order and manner in which it applies for any Tax Credit. No Lender Party shall be obliged to disclose information regarding its tax affairs or computations to any Obligor.

      SECTION 4.8. Payments, Computations, etc. All payments by any Obligor pursuant to this Agreement, the Notes or (except as otherwise set forth therein) any other Loan Document, whether in respect of Principal Amount, interest or otherwise, shall (except with respect to any repayment or prepayment of the Principal Amount of any Tranche B Gold Loan or the payment of any interest accrued thereon (each of which shall be payable in Gold) or except as otherwise expressly provided in this Agreement or any other Loan Document) be paid in Dollars. All such payments shall be made by such Obligor:

           (a) if in Gold, to the Administrative Agent for the account of each Lender Party entitled thereto, by delivery of Gold to an unallocated loco London gold account of the Administrative Agent at the Administrative Agent's Gold Lending Office, which account shall be designated from time to time by notice to the Borrower from the Administrative Agent; and

           (b) if in Dollars, to the Administrative Agent for the account of each Lender Party entitled thereto, by delivery of Dollars in immediately available funds to an account of the Administrative Agent in New York City at the Administrative Agent's Dollar Lending Office, which account shall be designated from time to time by notice to the Borrower from the Administrative Agent, in either such case for the account of each Lender Party entitled thereto (and, if such payment shall be of less than the amount of the relevant payment Obligation then due and owing, for the pro rata benefit of each Lender Party
                                       --- ----
entitled to share in such payment in accordance with its respective portion of the aggregate unpaid amount of similar payment Obligations). All such payments shall be made, without setoff, deduction or counterclaim, not later than (i) 11:00 a.m. (London time) on the date when due if such payment is denominated in Gold, and (ii) 11:00 a.m. (New York City time) on the date when due if such payment is denominated in Dollars. Any payments received hereunder after the time and date specified in this Section shall be deemed to have been received by the Administrative Agent on the next following Business Day.

The Administrative Agent shall promptly remit to each Lender its share (calculated as aforesaid), if any, of such payments, in kind. If in Gold, such remittance shall be to an unallocated loco London gold account designated by such Lender to the Administrative Agent by notice from time to time and maintained at such Lender's Gold Lending Office, and, if in Dollars, such remittance shall be to an account designated by such Lender to the Administrative Agent by notice from time to time and maintained at such Lender's Dollar Lending Office. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. The Administrative Agent shall, promptly after the first day of each Interest Period with respect to each type of Loan, notify each Lender of the interest rate applicable to such type of Loan during such Interest Period. Subject to clauses (d) and (e) of the definition of "Interest Period",
                   -----------     ---                       ---------------
whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

      SECTION 4.9. Proration of Payments. If any Lender Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff, or otherwise) on account of the Principal Amount of or interest on any Loan or of any other payment Obligation of any Obligor in excess of its pro rata
                                                                        --- ----
share of payments then or therewith obtained by all Lender Parties entitled thereto upon the Principal Amount of and interest on all Loans or the relevant such payment Obligation, such Lender Party shall purchase from the other Lender Parties such participations in Loans (or other obligations) held by them as shall be necessary to cause such purchasing Lender Party to share the excess payment or other recovery rateably with each of them; provided, however, that if
                                                      --------  -------
all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest; and provided, further, however, that, for the avoidance of doubt, nothing in
    --------  -------  -------
this Section shall apply to any payments recovered (or deemed to be recovered pursuant to any netting or similar provision contained in any Instrument of the nature referred to in this proviso) by any Lender pursuant to any Hedging Agreement or Interest Rate Protection Agreement to which such Lender is a party. Each Obligor agrees that any Lender Party so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Applicable Law, exercise all its rights of payment (including pursuant to

Section 4.11) with respect to such participation as fully as if such Lender
------------
Party were the direct creditor of such Obligor in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender Party receives a secured claim in lieu of a setoff to which this Section applies, such Lender Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lender Parties entitled under this Section to share in the benefit of any recovery on such secured claim.

      SECTION 4.10. Miscellaneous Provisions for Payments in Gold. Without duplication of any costs or expenses otherwise charged (directly or indirectly) to any Obligor, all costs and charges to be reasonably incurred by the Administrative Agent or any Tranche B Lender in connection with the physical delivery of Gold as a result of the making, continuation, conversion, payment, prepayment or repayment of any Tranche B Gold Loan (including costs and expenses (including United Kingdom Value Added Tax) in respect of collection, shipment, cartage, warehousing, packaging, refining, converting, insurance or otherwise), shall be paid in Dollars directly by the Borrower or, if actually incurred by the Administrative Agent or any Tranche B Lender, shall be reimbursed in Dollars by the Borrower within three Business Days after demand by the Administrative Agent (for its own account or for the account of such Lender, as the case may be). Any demand for payment of any amount by the Administrative Agent hereunder shall be accompanied with supporting documentation in reasonable detail.

      Without affecting any other obligation of any Person hereunder or under any other Loan Document (including the obligation of each Obligor to make payments to any unallocated loco London gold account at the Gold Lending Office of the Administrative Agent pursuant to clause (a) of Section 4.8), if any
                                        ----------    -----------
Obligor shall have physically delivered or arranged for the physical delivery to the Administrative Agent of a number of ounces of Gold that is at least 99% of, and no greater than 101% of, the number of ounces of Gold to be paid, repaid or prepaid hereunder (whether in respect of the Principal Amount of any Tranche B Gold Loan or any interest thereon or any other Obligation denominated in Gold), then such payment, repayment or prepayment shall be deemed to have been made on the date of such delivery; provided, however, that any Gold delivered as
                           --------  -------
aforesaid after 11:00 a.m. (London time) on any Business Day shall be deemed to have been delivered on the immediately succeeding Business Day; and provided,
                                                                    --------
further, however, that, in connection with any physical delivery of Gold as
-------  -------
aforesaid, if any Obligor shall plan to deliver physically or arrange for the physical delivery of a number of ounces of Gold to be paid, repaid or prepaid hereunder, the Borrower shall give notice to the Administrative Agent not less than five Business Days before such payment is due (and if, and to the extent that, such payment, etc. shall be in respect of Obligations owing to any Lender, the Administrative Agent shall promptly thereafter notify such Lender thereof) of the number of ounces of Gold intended to be delivered or arranged to be physically delivered, and any difference between the number of ounces of Gold actually physically delivered and the number of ounces of Gold due to be paid, repaid or prepaid hereunder shall be settled by a compensation payment by the relevant Obligor to the Person (or Persons) entitled to such payment, repayment or prepayment or, as the case may be, by such Person (or Persons) to the relevant Obligor, in each such case equal to the Dollar equivalent (calculated on the second Business Day after notice of such delivery) of the amount of such difference and notified to the Borrower and the relevant Lender (or Lenders) no later than the second Business Day preceding such delivery. The Administrative Agent qua Administrative Agent shall have no duty or obligation with respect to
      ---
any part of such compensation payment, except for losses, costs or expenses incurred as a result of its gross negligence or wilful misconduct.

      SECTION 4.11. Setoff. In addition to and not in limitation of any rights of any Lender Party under Applicable Law (but subject to any express agreement of any individual Lender Party with any Obligor to the contrary) each Lender Party (or any branch thereof) shall, upon the occurrence of any Enforcement Event, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), any and all balances, credits, deposits, accounts or moneys of any Obligor then or thereafter maintained with such Lender Party, as the case may be, in whatever currency or precious metals (including Gold); provided, however, that any such
                                              --------  -------
appropriation and application shall be subject to the provisions of Section 4.9.
                                                                    -----------
The relevant Lender Party shall give notice to the relevant Obligor of any action taken pursuant to this Section but failure to give such notice shall not affect the validity of any such action.

      SECTION 4.12. Conversion upon Acceleration. Upon the occurrence of any Enforcement Event, any Tranche B Lender may, at its option and notwithstanding clause (a) of Section 2.4, convert any Tranche B Gold Loan then outstanding into
----------    -----------
a Tranche B Dollar Loan. For the purpose of computing the Principal Amount of any Tranche B Loan outstanding after any conversion pursuant to the foregoing sentence, any such Tranche B Gold Loan shall be converted into a Tranche B Dollar Loan having a Principal Amount equal to the Dollar equivalent (calculated at the date of conversion) of the Principal Amount of such Tranche B Gold Loan. In addition, and upon any such Enforcement Event, any Tranche B Lender may, at its option, elect that interest on the Principal Amount of any Tranche B Gold Loan converted as aforesaid which would otherwise be payable in Gold shall instead be payable in Dollars. In addition, if upon any such Enforcement Event, or for purposes of obtaining a judgment in any court for any purpose hereunder (including a proceeding under Chapter 11 of 11 U.S.C. (S)(S)101-1330 (the "Bankruptcy Code")), it becomes necessary to determine the Dollar equivalent of
----------------
any payment obligation hereunder (whether with respect to a Principal Amount or interest) which is payable in Gold (a "Gold Obligation"), such determination
                                       ---------------
shall be made at the time (or from time to time) and to the extent payment (in whole or in part) has actually been made by the relevant Obligor or a judgment has been rendered. If the amount of Gold that could be purchased at the time and with the proceeds of any such payment or judgment is not sufficient to satisfy in full the relevant Gold Obligation, the Borrower hereby indemnifies and holds harmless each Tranche B Lender:

           (a)  with respect to such deficiency; and

           (b) from all costs and expenses incurred in the event that, as a result of any default by any Obligor hereunder or under any other Loan Document, such Tranche B Lender, at its own expense, must, at any time or from time to time purchase Gold in an open exchange market to satisfy its obligations to any funding source which has provided Gold to such Tranche B Lender to make, in whole or in part, any Tranche B Gold Loan.

      Such indemnity obligations of the Borrower:

           (c)  shall be payable in Dollars;

           (d) shall be determined in accordance with (and at the times provided pursuant to) this Section; and

           (e) shall be enforceable, insofar as clause (a) is concerned, as a
                                                ----------
      separate or additional cause of action, and such enforceability shall not be affected by any prior judgment being obtained for any other sums due under this Agreement or any other Loan Document.

      SECTION 4.13. Application of Proceeds. If at any time any amount received by the Administrative Agent or the Collateral Agent is less than the amount then due and payable pursuant to this Agreement or any other Loan Document (including any proceeds received by the Administrative Agent or the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of any collateral security which is the subject of any Security Document) such amount may, in the discretion of the Administrative Agent (acting with the consent of the Required Lenders), be held by the Administrative Agent or the Collateral Agent as additional collateral security under the relevant Security Document for, or then or at any time thereafter be applied (after payment of any amounts payable pursuant to Sections
                                                                        --------
10.3 and 10.4 and similar provisions contained in the other Loan Documents) in
----     ----
whole or in part by the Administrative Agent or the Collateral Agent against, all or any part of the Obligations in the following order:

           (a) first, to amounts outstanding to the Lender Parties (or any of
               -----
      them) under any Loan Document (excluding, however, any Hedging Agreement and any Interest Rate Protection Agreement) in respect of any amount other than interest on, or the Principal Amount of, any Loan;

           (b) second, to amounts outstanding to the Lender Parties (or any of
               ------
      them) under any Loan Document (excluding, however, any Hedging Agreement and any Interest Rate Protection Agreement) in respect of interest accrued on any Loan; and

           (c) third, pro rata to (a) amounts outstanding to the Lender Parties
               -----  --------
      (or any of them) under any Loan Document in respect of the Principal Amount of any Loan, and (b) as long as any Principal Amount of any Loan or any interest accruing thereon is then outstanding to the Lender Parties, to net payment obligations of the Borrower to the Lender Parties (or any of them) under any Loan Document which is a Hedging Agreement or an Interest Rate Protection Agreement.

      Any surplus of such cash or cash proceeds held by the Administrative Agent or the Collateral Agent and remaining after payment in full of all the Obligations, and the termination of all Commitments (if not then already terminated), shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

               ARTICLE 5.  CONDITIONS PRECEDENT TO MAKING LOANS
               ------------------------------------------------

      SECTION 5.1. Initial Loans. The obligations of the Lenders to make the initial Loans shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section. Unless specifically stated to the contrary, each document, certificate and other Instrument delivered pursuant to this Article shall be dated on, or a date as close as practicable prior to, and shall be in full force and effect on, the Initial Borrowing Date.

      SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have received:

           (a) from each Obligor and Fairbanks Canada a certificate of its Secretary or similar officer as to:

                (i) resolutions of its Board of Directors or similar body then in full force and effect authorizing the execution, delivery and performance of this Agreement and/or each other Operative Document or other document executed or to be executed by it in connection with the transactions contemplated hereby and thereby,

                (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and/or each other Operative Document or other document executed or to be executed by it, and

                (iii)  its Organic Documents as then in effect,

      upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary or similar officer of the relevant Obligor or, as the case may be, Fairbanks Canada, cancelling or amending such prior certificate (provided, however, that any
                                                     --------  -------
      such further certificate may not retroactively cancel or amend any matters contained in any certificate previously delivered hereunder);

           (b) such other documents (certified if requested) as the Administrative Agent may reasonably request from any Obligor or Fairbanks Canada with respect to any Organic Document, Contractual Obligation, Operative Document or Approval binding on or affecting such Obligor or Fairbanks Canada; and

           (c) from the Independent Consultant, a certificate of its Secretary or similar officer as to the incumbency and signature of those of its officers authorized to act with respect to each Completion Certificate, the Independent Consultant's Certificate, each Independent Consultant's Report and each other Loan Document or other document to be executed or certified by it and each other matter contemplated hereby, upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary or similar officer of the Independent Consultant cancelling or amending such prior certificate.

      SECTION 5.1.2. Borrower Security Agreement. The Administrative Agent shall have received counterparts of the Borrower Security Agreement, duly executed by an Authorized Representative of the Borrower, together with:

           (a) acknowledgement copies of properly filed Uniform Commercial Code financing statements (Form UCC-1) or such other evidence of filing as may be acceptable to the Administrative Agent, naming the Borrower as debtor and the Administrative Agent as secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of counsel to the Administrative Agent, advisable or desirable to perfect the security interest of the Administrative Agent purported to be granted pursuant to the Borrower Security Agreement;

           (b) executed copies of proper Uniform Commercial Code termination statements (Form UCC-3), if any, necessary to release all Liens and other rights of any Person:

                (i) in any collateral purported to be covered by the Borrower Security Agreement previously granted by any Person; and

                (ii) securing any of the Indebtedness identified in Item 2
                                                                    ------
           ("Indebtedness to be Paid") of the Disclosure Schedule,
           -------------------------

      together with such other termination statements or similar documents as the Administrative Agent may reasonably request from the Borrower;

           (c) copies of each Counterparty Notice (as defined in and required by Borrower Security Agreement), duly executed by an Authorized Representative of the Borrower and by an authorized signatory of any other Person required to execute such Counterparty Notice; and

           (d) evidence that all other filings, instruments, registrations, recordings and other actions necessary or in the opinion of counsel to the Administrative Agent, advisable or desirable, in order to create in favor of the Administrative Agent (for the rateable benefit of the Lender Parties) a valid and perfected first-priority Lien over all of the collateral purported to be covered by the Borrower Security Agreement have been taken and are effective.

      SECTION 5.1.3. Pledge Agreements. The Administrative Agent shall have received counterparts of each Pledge Agreement, duly executed by an Authorized Representative of the Borrower or, as the case may be, Fairbanks Canada, together with:

           (a) all share certificates evidencing the shares of the capital stock of the Principal Subsidiaries pledged pursuant to each relevant Pledge Agreement, together with stock powers and all other transfer instruments in respect thereof executed in blank; and

           (b) evidence that all filings, instruments, registrations, recording and other action necessary or, in the opinion of counsel to the Administrative Agent, advisable or desirable in order to create in favor of the Administrative Agent (for the rateable benefit of the Lender Parties) a valid and perfected first-priority Lien over all of the collateral purported to be covered by each relevant Pledge Agreement have been taken and are effective.

      SECTION 5.1.4. Collateral Agreements. The Administrative Agent shall have received counterparts of each Collateral Agreement, duly executed by the Collateral Agent and an Authorized Representative of the relevant Obligor party thereto, together with:

           (a) acknowledgement copies of properly filed Uniform Commercial Code financing statements (Form UCC-1) or such other evidence of filing as may be acceptable to the Administrative Agent, naming Fairbanks Gold, Melba Creek or Lassen Gold, as the case may be, as debtor, and the Collateral Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of counsel to the Administrative Agent, advisable or desirable to perfect the security interest of the Collateral Agent purported to be granted pursuant to each Collateral Agreement;

           (b) executed copies of proper Uniform Commercial Code termination statements (Form UCC-3), if any, necessary to release all Liens (except any Liens permitted to be incurred pursuant to Section 7.2.3) and other
                                                     -------------
      rights of any Person:

                (i) in any collateral purported to be covered by either Collateral Agreement previously granted by any Person; and

                (ii) securing any of the Indebtedness identified in Item 2
                                                                    ------
           ("Indebtedness to be Paid") of the Disclosure Schedule,
             -----------------------

      together with such other termination statements or similar documents as the Administrative Agent may reasonably request from the relevant Principal Subsidiary;

           (c) copies of each Counterparty Notice (as defined in and required by the Fairbanks Gold/Melba Creek Collateral Agreement), duly executed by an Authorized Representative of each such Principal Subsidiary party to such Counterparty Notice and by an authorized signatory of any other Person required to execute such Counterparty Notice;

           (d) mortgagee's title insurance policies in favor of the Collateral Agent in amounts and in form and substance and issued by insurers, and/or mortgagees' security title opinions addressed to the Collateral Agent in each case reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by each Collateral Agreement, insuring or opining, as the case may be, that title to such property is marketable (except as to any unpatented mining claims located on the public domain of the United States or the lands owned by the State of Alaska) and that the interests created by the Collateral Agreements constitute valid, perfected first priority Liens thereon free and clear of all defects and encumbrances other than as permitted to be incurred pursuant to Section 7.2.3 or as approved by the Administrative Agent (or
                  -------------
      counsel to the Administrative Agent), and such policies shall also include a revolving credit endorsement and such other endorsements as the Administrative Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereof; and

           (e) evidence that all other filings, instruments, registrations, recordings and other actions necessary or in the opinion of counsel to the Administrative Agent, advisable or desirable, in order to create in favor of the Collateral Agent (for the rateable benefit of the Lender Parties) a valid and perfected first-priority Lien (except with respect to the priority of any Lien referred to in clauses (b) and (l) of Section 7.2.3)
                                          -----------     ---    -------------
      over all of the collateral purported to be covered by each such Collateral Agreement have been taken and are effective.

      SECTION 5.1.5. Principal Subsidiary Guaranties. The Administrative Agent shall have received counterparts of each of the Principal Subsidiary Guaranties, duly executed by an Authorized Representative of each relevant Principal Subsidiary party thereto.

      SECTION 5.1.6. Project Documents; Approvals; Technical Due Diligence. The following conditions shall have been met:

           (a) all Project Documents referred to in clause (a) of the definition
                                                    ----------
      of such term shall have been executed and delivered by the parties thereto and shall be in full force and effect, and a copy thereof (certified by an Authorized Representative of each relevant Obligor party thereto) shall have been delivered to the Administrative Agent;

           (b) the Administrative Agent shall have received a certificate of an Authorized Representative of Fairbanks Gold, Melba Creek, Lassen Gold or the

      Borrower, to the effect that (i) all Approvals of the nature referred to in the first sentence of clause (a) of Section 6.16 have been obtained
                               ----------    ------------
      (including, for the avoidance of doubt, all such Approvals which are listed on Part A of Item 1 ("Current Material Approvals") of the
                ------    ------   --------------------------
      Disclosure Schedule and each such Approval is in full force and effect as of the Initial Borrowing Date and (ii) a true, correct and complete copy of each such Approval is attached to such certificate; and

           (c) the Administrative Agent shall have received copies, certified by an Authorized Representative of the Independent Consultant, of the Technical Review, together with evidence of the Borrower's approval of each Base Case.

      SECTION 5.1.7. Hedging Agreements; Interest Rate Protection Agreements. The Administrative Agent shall have received such evidence as it shall require in connection with the implementation and effectiveness on the Initial Borrowing Date of Hedging Agreements and Interest Rate Protection Agreements which are required by Sections 7.1.10 and 7.1.11, respectively, to be in effect on the
            ---------------     ------
Initial Borrowing Date.

      SECTION 5.1.8.   Insurance.  The Administrative Agent shall have received:

           (a) evidence satisfactory to the Administrative Agent with respect to the effectiveness of each policy of insurance required to be implemented pursuant to Section 7.1.7 and maintained (i) in the case of the Fort Knox
                  -------------
      Mine, by (x) Fairbanks Gold or (y) Cyprus Amax or the Borrower under any umbrella group policy maintained by Cyprus Amax or the Borrower, respectively (each such policy, a "Group Insurance Policy") and (ii) in
                                         ----------------------
      the case of the Hayden Hill Mine, by way of coverage under Group Insurance Policies;

           (b) written evidence that the Collateral Agent shall (subject, in the case of the Fort Knox Mine, to any right which the State of Alaska may have under any applicable Approval) have been named as the first loss payee pursuant to a 438BFU endorsement (or such other endorsement as may be satisfactory to the Administrative Agent in its reasonable discretion) under all policies of property insurance (excluding, however, any Group Insurance Policy) relating to the Fort Knox Mine and the Hayden Hill Mine (whether taken out by any Obligor, the Construction Contractor or any other Person), and as an additional insured under all policies of liability insurance (excluding, however, any Group Insurance Policy) relating to the Fort Knox Mine and the Hayden Hill Mine (whether taken out by any Obligor or any other Person) in each case as required by the Collateral Agreements; and

           (c) counterparts of the Insurance Consultant's Certificate.

      SECTION 5.1.9. Process Agent Acceptance. The Administrative Agent shall have received a counterpart of the Process Agent Acceptance, duly executed by the Process

Agent, together with evidence of the appointment of the Process Agent by each Obligor, Fairbanks Canada and Cyprus Amax.

      SECTION 5.1.10. Opinions of Counsel. The Administrative Agent shall have received opinions addressed to the Lender Parties from:

           (a) Deborah Friedman, Esq., General Counsel of the Obligors and Fairbanks Canada, substantially in the form of Exhibit G-1 attached
                                                     -----------
      hereto;

           (b) Bogle & Gates, special Alaska counsel to the Lender Parties, substantially in the form of Exhibit G-2 attached hereto;
                                   -----------

           (c) Mayer, Brown & Platt, special California counsel to the Lender Parties, substantially in the form of Exhibit G-3 attached hereto;
                                            -----------

           (d) Mayer, Brown & Platt, special New York counsel to the Lender Parties, substantially in the form of Exhibit G-4 attached hereto;
                                            -----------

           (e) Gresham, Varner, Savage, Nolan & Tilden, special California counsel to the Borrower and Lassen Gold, substantially in the form of

      Exhibit G-5 attached hereto;
      -----------

           (f) Guess & Rudd, special Alaska counsel to the Borrower, Fairbanks Gold and Melba Creek, substantially in the form of Exhibit G-6 attached
                                                         -----------
      hereto; and

           (g) Gresham, Varner, Savage, Nolan & Tilden, special California counsel to the Borrower and Lassen Gold, and Guess & Rudd, special Alaska counsel to the Borrower, Fairbanks Gold and Melba Creek, with respect to title matters at the Hayden Hill Mine and the Fort Knox Mine, respectively, in each case in form and substance satisfactory to the Administrative Agent.

      The Obligors hereby instruct the counsels referred to in clauses (a), (e),
                                                               -----------  ---
(f) and (g) to deliver the opinions referred to in such clauses to the
---     ---
Administrative Agent and the other Lender Parties.

      SECTION 5.1.11. Independent Consultant's Certificate. The Lenders shall have received counterparts of the Independent Consultant's Certificate.

      SECTION 5.1.12. Capitalization of the Borrower; DOCLOC Facility Agreements. The Administrative Agent shall have received:

           (a) a copy of each DOCLOC Facility Agreement, duly executed by Cyprus Amax and the Borrower and certified by an Authorized Representative of the Borrower;

           (b) a written description, satisfactory in form and substance to the Administrative Agent and its counsel, of the restrictions (other than those contained in the 1994 DOCLOC Facility Agreement) on the utilization of the 1994 DOCLOC Facility as in effect as at the Initial Borrowing Date;

           (c) counterparts of the DOCLOC Support Agreement, duly executed by an Authorized Representative of the Borrower, a senior financial officer of Cyprus Amax and the Administrative Agent;

           (d) evidence that (i) the Borrower shall have drawn at least $80,000,000 available under the 1995 DOCLOC Facility and expended the same for purposes of the payment of bona fide Consolidated Capital Costs
                                     ---------
      incurred in connection with the Fort Knox Project, as reflected in the Fort Knox Base Case and (ii) Cyprus Amax shall have subscribed for common shares in the Borrower for a subscription or issuance price sufficient to discharge the amount of the drawdown of the 1995 DOCLOC Facility described in sub-clause (i) in the manner contemplated by the 1995 DOCLOC Facility Agreement; and

           (e) evidence that Cyprus Amax and the Borrower shall have extended the date until which funds are available to be drawn under the 1994 DOCLOC Facility Agreement to a date no earlier than the Final Maturity Date.

      SECTION 5.1.13. Subordination Agreements. The Administrative Agent shall have received:

           (a) counterparts of the Subordination Agreement (Borrower), duly executed by a senior financial officer of Cyprus Amax and by an Authorized Representative of the Borrower; and

           (b) counterparts of the Subordination Agreement (Principal Subsidiaries), duly executed by an Authorized Representative of each Obligor.

      SECTION 5.1.14. Notes. The Administrative Agent shall have received for the account of each Lender, each of such Lender's Notes, duly executed by an Authorized Representative of the Borrower.

      SECTION 5.1.15. Environmental Indemnity Agreements. The Administrative Agent shall have received counterparts of each Environmental Indemnity Agreement, duly executed by the Collateral Agent and by an Authorized Representative of each relevant Principal Subsidiary party thereto.

      SECTION 5.1.16. Discharge of Existing Indebtedness. The Administrative Agent shall have received satisfactory evidence of the discharge in full (including with the proceeds of the initial Loans) of the Bridge Loan Existing Indebtedness, the Guanaco Existing Indebtedness and the Hayden Hill Existing Indebtedness.

      SECTION 5.1.17. Closing Fees, Expenses, etc. The Administrative Agent shall have received (including, to the extent necessary, from the proceeds of the initial Loans) for its own account, or for the account of the relevant Lender Parties, as the case may be, all fees due and payable on or prior to the Initial Borrowing Date and all fees and expenses payable pursuant to Section
                                                                     -------
10.3 to the extent then invoiced.
----

      SECTION 5.1.18. Initial Compliance Certificate. The Administrative Agent shall have received a Compliance Certificate, calculated as of the Initial Borrowing Date, together with such information concerning the calculations and assumptions used by the Borrower in delivering such Compliance Certificate as the Administrative Agent shall have requested.

      SECTION 5.2. All Loans. The obligations of the Lenders to make any Loans (including the initial Loans) shall be subject to the prior or concurrent satisfaction of the additional conditions precedent set forth in this Section.

      SECTION 5.2.1. Compliance with Warranties, No Default, etc. The representations and warranties of the Obligors set forth in Article 6 and those
                                                            ---------
of each Obligor set forth in each other Loan Document to which it is a party shall be true and correct as of the date initially made, and both immediately before and immediately after the making of the Loans (but, if any Default of the nature of Section 8.1.5 shall have occurred with respect to any other
          -------------
Indebtedness without giving effect to the application, directly or indirectly, of the proceeds of such Loans to such other Indebtedness):

           (a) such representations and warranties shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

           (b) no Default shall have then occurred and be continuing.

      SECTION 5.2.2. Borrowing Request. The Administrative Agent shall have received a Borrowing Request for such Loans. Each of the delivery of each Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested thereby shall constitute a representation and warranty by the Borrower on the relevant Borrowing Date (both immediately before and immediately after giving effect to such Loans and the application of the proceeds thereof) to the effect that the statements made in Section 5.2.1 are true and correct.
                                          -------------

      SECTION 5.2.3. Monthly Report. Each Monthly Report required to be submitted on or prior to the Borrowing Date with respect to such Borrowing shall have contained each of the certifications of the Borrower referred to in the third paragraph thereof (without any reference to any circumstances qualifying the same) and shall have received the affirmative certification of the Independent Consultant, in each case in the form contemplated by the form thereof attached hereto as Exhibit L (or, in the case of any such Monthly Report not so initially certified
---------
by the Independent Consultant, the Independent Consultant shall, on or prior to such Borrowing Date, have given its affirmative certification as aforesaid based on revised or additional information supplied to it by the Borrower and/or Fairbanks Gold).

      SECTION 5.2.4. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Person shall be satisfactory in form and substance as to legal matters to the Lender Parties and to counsel to the Administrative Agent and the Administrative Agent shall have received all information, and such counterpart originals or such certified or other copies of such Instruments related to the conditions precedent described in this Article, as the Administrative Agent or its counsel or any other Lender Party may reasonably request.


                   ARTICLE 6.  REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

      In order to induce the Lender Parties to enter into this Agreement and, in the case of the Lenders, to make, maintain, continue and/or convert Loans hereunder, the Borrower, individually for itself and for the other Obligors and with respect to matters hereinafter relating to it and each other Obligor, and each other Obligor individually for itself and with respect to matters hereinafter relating to it, represents and warrants unto each Lender Party as set forth in this Article. The representations and warranties set forth in this Article (other than those set forth in the penultimate sentence of Section 6.6
                                                                   -----------
and in Section 6.13, which shall only be made upon the delivery of the initial
       ------------
Borrowing Request) shall be made upon the delivery of any Borrowing Request and each Continuation/Conversion Notice requesting a conversion from one type of Tranche B Loan to another.

      SECTION 6.1. Organization, Power, Authority, etc. Each Obligor (other than Melba Creek) is a corporation validly organized and existing and in good standing under the laws of the State of Delaware. Melba Creek is a corporation validly organized and existing and in good standing under the laws of the State of Alaska. Each Obligor is duly qualified to do business and is in good standing (where such concept is applicable) as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify would have a Materially Adverse Effect and has full power and authority, and holds all requisite Approvals, to own and hold under lease its property, to sue and be sued in its own name, and to conduct its business substantially as currently conducted by it. Each Obligor has full power and authority to enter into and perform its obligations under this Agreement and the other Operative Documents executed or to be executed by it and, in the case of the Borrower, to obtain Loans hereunder.

      SECTION 6.2. Due Authorization; Non-Contravention. The execution and delivery by each Obligor of this Agreement and each other Operative Document executed or to be executed by it and the performance by each Obligor of its obligations hereunder and thereunder, and the receipt of the Loans hereunder by the Borrower, have been duly authorized by all necessary corporate action on its part, do not and will not require any Approval (other than those Approvals referred to in Parts A and B of Item 1 ("Current Material Approvals" and
               -------     -    ------   --------------------------
"Pending Material Approvals") of the Disclosure Schedule and Non-Material
---------------------------
Approvals), do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Requirement of Law or Approval binding on it, and will not result in or require the creation or imposition of any Lien on any of its properties pursuant to the provisions of any Contractual Obligation (other than pursuant to this Agreement and each Security Document to which such Obligor is a party).

      SECTION 6.3.     Validity, etc.

           (a) This Agreement constitutes, each Note and each other Operative Document executed or to be executed by any Obligor constitutes, or on the due execution and delivery thereof by each party thereto will constitute, the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject as to enforceability only, to Applicable Laws relating to bankruptcy and the enforceability of creditors' rights generally and by the fact that the availability of equitable remedies is discretionary.

           (b) To the best of the knowledge of the Borrower (after due inquiry), the DOCLOC Facility Agreements, the DOCLOC Support Agreement and the Subordination Agreement (Borrower) have been duly executed and delivered by Cyprus Amax. Each DOCLOC Facility Agreement, the DOCLOC Support Agreement and the Subordination Agreement (Borrower) constitutes the legal, valid and binding obligations of Cyprus Amax enforceable against Cyprus Amax in accordance with its terms, subject as to enforceability only, to Applicable Laws relating to bankruptcy and the enforceability of creditors' rights generally and by the fact that the availability of equitable remedies is discretionary.

           (c) Upon taking of the various actions described in Sections 5.1.2,
                                                               --------------
      5.1.3 and 5.1.4, each Security Document will create in favor of the
      -----     -----
      Administrative Agent or, as the case may be, the Collateral Agent (for the rateable benefit of the Lender Parties), a valid and perfected first-priority Lien on all of the assets, properties, rights and revenues purported to be covered thereby as security for the relevant obligations expressed to be covered thereby, subject to no other Liens, except (i) for mandatory provisions of Applicable Law, (ii) as specifically permitted by this Agreement and such Security Document and (iii) for the specific exceptions set forth in the legal opinions delivered pursuant to clauses
                                                                       -------
      (b) through (g) of Section 5.1.10 and clause (e) of Section 7.1.9.
      ---         ---    --------------     ------ ---    -------------

      SECTION 6.4. Financial Information. All balance sheets, all statements of changes in financial position and all other financial information of the nature referred to in this Section with respect to the Borrower, Fairbanks Gold or Melba Creek which have been delivered by or on behalf of such Obligor to the Administrative Agent for the purposes of or in connection with this Agreement or any transaction contemplated hereby, including:

           (a) the consolidated balance sheet at December 31, 1994, and the related consolidated statements of operations, cash flows and shareholders' equity for the Fiscal Year then ended, of the Borrower and its Subsidiaries, certified by Price Waterhouse & Co.;

           (b) the consolidated balance sheet at June 30, 1995, and the related consolidated statements of operations and cash flows for the Fiscal Quarter then ended, of the Borrower and its Subsidiaries, certified by the principal financial or accounting Authorized Representative of the Borrower; and

           (c) the consolidating balance sheet at December 31, 1994 and the related consolidating statements of operations, cash flows and shareholders' equity for the Fiscal Year then ended, of the Borrower and its Subsidiaries certified by the principal financial or accounting Authorized Representative of the Borrower, have (in the case of the balance sheets and financial statements referred to in clauses (a) and (b) and any other consolidated balance sheets or financial
-----------     ---
statements delivered pursuant to clause (a) or (b) of Section 7.1.1) been
                                 ----------    ---    -------------
prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and (in the case of all such balance sheets, statements and other financial information purporting to address the overall financial position of any Person) do present fairly the financial position of the Persons covered thereby as at the dates thereof and the results of its operations for the periods then ended. Neither the Borrower nor any of its Subsidiaries has any material Contingent Liability (excluding, however, in the case of the purchase by the Borrower of Cyprus Amax' interest in the Kubaka Project, a deferred payment in the maximum amount of $25,000,000 determined by reference to commercial production at the Kubaka Project and payable through the issue of common stock of the Borrower) or liability for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in its financial statements described in this Section or in the notes thereto.

      SECTION 6.5. Absence of Default. None of the Borrower or any Subsidiary is in default in the payment of (or in the performance of any material obligation applicable to) any Indebtedness and none of the Borrower, Fairbanks Gold or Melba Creek is in default under its Organic Documents or, except where such default would not have a Materially Adverse Effect, any Project Document, any Contractual Obligation binding upon, or any Applicable Law relating to, its business, operations or assets or the terms or conditions upon which any Approval has been granted.

      SECTION 6.6. Litigation, etc. There is no pending or, to the knowledge of any Obligor, threatened labor controversy, litigation, arbitration or governmental investigation or proceeding (including any litigation described in Item 3 ("Litigation") of the Disclosure Schedule) against such Obligor or CMM
   ------   ----------
or to which any of their respective businesses, operations, properties, assets (including, in the case of any Principal Subsidiary or CMM, the Principal Mine in which it has an interest) or revenues is subject as to which there is a reasonable likelihood of an adverse outcome to such Obligor or CMM and which, if adversely determined, might have a Materially Adverse Effect. In the case of any litigation described in Item 3 ("Litigation") of the Disclosure Schedule,
                            ------   ----------
there has been no development in such litigation which might have a Materially Adverse Effect. All material pending or threatened labor controversies, litigation, arbitration and governmental investigations and proceedings against any Obligor or CMM or to which any of their respective businesses, operations, properties, assets (including, in the case of any Principal Subsidiary, the Principal Mine in which it has an interest and in the case of CMM, the Refugio
Mine) or revenues is subject as of the Initial Borrowing Date are disclosed in
Item 3 ("Litigation") of the Disclosure Schedule.  The representations and
------   ----------
warranties contained in this Section shall be made without prejudice to the representations and warranties contained in Section 6.19.
                                            ------------

      SECTION 6.7. Materially Adverse Effect. Since the date of the most recent audited financial statements referred to in Section 6.4, there have been
                                                   -----------
no occurrences which, individually or in the aggregate, have a Materially Adverse Effect.

      SECTION 6.8. Taxes and Other Payments. The Borrower has filed, or caused to be filed, all tax returns and reports required by Applicable Law to be filed by or on behalf of the Borrower or any of its Subsidiaries and has paid or caused to be paid all taxes shown on such returns as required to be paid or on any assessment received by it (or with respect to taxes for the period prior to January 1, 1992, by Amax Inc.) to the extent that such taxes have become due, except (a) taxes the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower (or any of its Subsidiaries) shall have set aside on its books such reserves as are required by GAAP, (b) taxes relating to any period prior to January 1, 1992, with respect to the payment of which the Borrower has been indemnified by Amax Inc. and (c) taxes (including property taxes) relating to the Refugio Mine from any period prior to November 18, 1992.

      SECTION 6.9. Regulations G, T, U and X. None of the Obligors is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock, and none of the proceeds of any Loans will be used for a purpose which violates or would be inconsistent with, F.R.S. Board Regulations G, T, U and X. Terms for which meanings are provided in F.R.S. Board Regulations G, T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

      SECTION 6.10. Government Regulation. None of the Obligors nor any Subsidiary thereof is an "investment company" within the meaning of the Investment Company Act of 1940, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", in each case within the meaning of the Public Utility Holding Company Act of 1935.

      SECTION 6.11. Mining Rights. Each of Fairbanks Gold and Melba Creek has acquired all Mining Rights and has obtained such other surface and other rights as are necessary for access rights, water rights, plant sites, waste dumps, ore dumps, abandoned heaps or ancillary facilities covering all properties mined or proposed to be mined with respect to the Fort Knox Project and which are required in connection with the consummation of the Fort Knox Project and/or the operation of the Fort Knox Project as contemplated by the Fort Knox Base Case. All such Mining Rights and other rights are sufficient in scope and substance for the consummation of the Fort Knox Project and/or the operation of the Fort Knox Mine, as contemplated by the Fort Knox Base Case and no part of the purchase price (other than any rental, royalty or similar payments) payable by either of Fairbanks Gold or Melba Creek in connection with its acquisition of such Mining Rights and other rights remains unpaid except as set forth in Exhibit A to the Fairbanks Gold/Melba Creek Collateral Agreement.

      SECTION 6.12.    Ownership and Use of Properties; Liens.

           (a) Each of Fairbanks Gold, Melba Creek and Lassen Gold has good title to all of the Mine Assets it owns or purports to own, free and clear of all Liens or claims (including infringement claims with respect to patents, trademarks, copyrights and the like but subject to, in the case of any unpatented mining claims in the United States, the paramount title of the United States or the State of Alaska) except as permitted pursuant to Section 7.2.3.
         -------------

           (b) No Principal Subsidiary owns any material assets or properties other than those used in connection with, or incidental to the operation of, the Principal Mine in which such Principal Subsidiary maintains an interest.

                  (c) (i) Each of Fairbanks Gold and Melba Creek has complied in all material respects with all Contractual Obligations relating to any asset or property leased, operated, licensed or used (but not owned) by such Principal Subsidiary and all Instruments pursuant to which each Principal Subsidiary is entitled to lease, operate, licence or use such properties and assets are in full force and effect.

                       (ii) All of the interests of Fairbanks Gold, Melba Creek and Lassen Gold in any asset or property, leased, operated, licensed or used (but not owned) by such Principal Subsidiary are free and clear of all Liens or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to
           Section 7.2.3.
           -------------

           (d) The Borrower does not lease, operate, license, own or use any Mine Assets constituting any Principal Mine.

      SECTION 6.13. Subsidiaries. The Borrower has no Subsidiaries other than the Principal Subsidiaries and those Subsidiaries which are identified in
Item 5 ("Subsidiaries") of the Disclosure Schedule.  No Principal Subsidiary has
------   ------------
any Subsidiaries other than those Subsidiaries which are identified in Item 5
                                                                       ------
("Subsidiaries") of the Disclosure Schedule.
--------------

      SECTION 6.14. Intellectual Property. Each of the Borrower and its Subsidiaries owns and possesses all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as the Borrower considers necessary for the conduct of the businesses of the Borrower and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons which might have a Materially Adverse Effect and there is no individual patent, patent right, etc. the loss of which would have a Materially Adverse Effect, except as may be disclosed in Item 6 ("Material Patents and Trademarks") of the
                              ------   -------------------------------
Disclosure Schedule.

      SECTION 6.15. Technology. Each of Fairbanks Gold and Melba Creek owns or has the right to use all technologies and processes required to consummate the Fort Knox Project, as contemplated by the Fort Knox Base Case. Except with respect to the license agreement relating to cyanide destruction at the Fort Knox Mine, there are no material license agreements granting either Fairbanks Gold or Melba Creek or any other Person rights in any patented process or the right to use technical or secret know-how that are required for the consummation of the Fort Knox Project and/or the operation of the Fort Knox Mine.

      SECTION 6.16.    Approvals; Project Documents.

           (a) Each of Fairbanks Gold, Melba Creek, Lassen Gold, the Borrower or the Borrower on behalf and for the benefit of any of the foregoing Principal Subsidiaries has entered into all Instruments and obtained all Approvals (other than those required to be obtained in the ordinary course from such Person's Board of Directors or any similar body and (i) those identified in Part B of Item 1 ("Pending Material Approvals") of the
                    ------    ------   --------------------------
      Disclosure Schedule (which the Borrower and such Principal Subsidiaries believe will be obtained as and when required) and (ii) those of a non-material nature which the Borrower (or such Principal Subsidiary) expects will be obtained as and when necessary in the course of the consummation of the Fort Knox Project and/or the operation of the Fort Knox Mine or the Hayden Hill Mine (all such Approvals of a non-material nature, collectively, "Non-Material Approvals") in each case which are scheduled
                     ----------------------
      to be obtained after the date of making of the representation and warranty contained in this Section) required or advisable to consummate the Fort Knox Project and/or facilitate the operation of the Fort Knox Mine or the Hayden Hill Mine, in each case in accordance with the Consolidated Base Case. All Approvals (other than those required to be obtained in the ordinary course from the relevant Obligor's Board of Directors or any similar body and Non-Material Approvals) necessary or advisable to obtain in connection with the consummation of the Fort Knox Project and/or the operation of the Fort Knox Mine or the Hayden Hill Mine in accordance with the Consolidated Base Case and the execution and delivery by any Obligor of, and the performance of obligations binding on such Obligor contained in, any Operative Document are listed on Parts A ("Current Material Approvals") and B
                                       --------------------------       -
      ("Pending Material Approvals") of Item 1 of the Disclosure Schedule.
        --------------------------      ------

           (b) Each of the Project Documents (i) is in full force and effect, is enforceable against each relevant Obligor (and, to the best of the knowledge and belief of such Obligor after due enquiry, by such Obligor against all other parties thereto) in accordance with its terms, subject, as to enforceability only, to Applicable Laws relating to bankruptcy and the enforceability of creditors' rights generally and by the fact that the availability of equitable remedies is discretionary and (ii) is in the form previously or concurrently delivered to the Administrative Agent pursuant to this Agreement and all material performance required thereunder of each party thereto has occurred (except performance required by the Project Documents to be performed at a later date), and no default or event or condition which with notice, lapse of time or both could constitute a default thereunder has occurred and is continuing.

      SECTION 6.17. Information Memorandum. As of the Initial Borrowing Date, the statements contained in the Information Memorandum, based upon the assumptions stated therein (which assumptions are or were, as the case may be, reasonable in all the circumstances), are (or were, as the case may be) true and correct in all material respects except to the extent set forth in the letter, dated October 10, 1995, from the Independent Consultant to the Documentation and Technical Agent. As of the Initial Borrowing Date, the Information Memorandum contained summary descriptions of the Fort Knox Project, the Mine Assets for each Principal Mine and the operation of each Principal Mine as then proposed to be conducted throughout the Mines Operational Period. As of the Initial Borrowing Date, the financial projections, estimates and other expressions of view as to future circumstances contained in the Information Memorandum are (or were, as the case may be) fair and reasonable and, to the best of the Borrower's knowledge, have been arrived at (or, as the case may be, were arrived at) after reasonable inquiry and have been (or, as the case may be, were) made in good faith by the Persons responsible therefor.

      SECTION 6.18. Pension and Welfare Plans. During each period of twelve consecutive months prior to the Effective Date and prior to the date of any deemed making or repetition of the representation and warranty contained in this Section, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by any Obligor or any member of any Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 7 ("Employee Benefit Plans") of the Disclosure Schedule, no Obligor nor
   ------   ----------------------
any member of any Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

      SECTION 6.19. Environmental Matters. Except as disclosed in the Borrower's annual report on Form 10-K for the 1994 Fiscal Year or in Item 8
                                                                     ------
("Environmental Matters") of the Disclosure Schedule, (a) the Borrower and its
-----------------------
Subsidiaries and CMM have complied with all applicable Environmental Laws, except where the failure to be in compliance therewith would not have a Materially Adverse Effect, (b) the Borrower and its Subsidiaries and CMM do not manage any Hazardous Materials at any of their facilities and assets (including the Principal Mines and the Mine Assets thereat) in violation of any Environmental Laws, except where any such violation would not reasonably be expected to have a Materially Adverse Effect and (c) there are no events, conditions or circumstances occurring at or relating to any facilities or assets of the Borrower or its Subsidiaries or CMM (including the Principal Mines and the Mines Assets thereat) involving any environmental pollution or contamination that have, or would reasonably be expected to have, a Materially Adverse Effect.

      SECTION 6.20. Pari Passu. The payment Obligations of each Obligor under this Agreement and each other Loan Document to which it is a party rank at least pari passu in right of payment with all of such Obligor 's other unsecured
      ---- -----
and unsubordinated Indebtedness, other than any such Indebtedness which is preferred by mandatory provisions of Applicable Law.

      SECTION 6.21.    Royalties, etc.  Other than as disclosed in Item 9
                                                                   ------
("Royalty Agreements") of the Disclosure Schedule, no Principal Mine (and no
--------------------
Obligor's or CMM's interest therein) is subject to any royalty, net smelter return obligation, net profit payment or similar arrangement.

      SECTION 6.22. Commodities Regulation. This Agreement is not a contract or sale of a commodity for future delivery subject to the Commodity Exchange Act (7 U.S.C. (S)1, et seq).
                ------

      SECTION 6.23. Operation of the Principal Mines other than the Fort Knox Mine.

           (a) The Borrower has taken all actions, and has used its best efforts (including through the utilization of any voting rights available to it, directly or indirectly, pursuant to any shareholders or similar agreement between the shareholders of CMM or any joint venture or similar agreement relating to the Refugio Mine) to cause CMM to take all actions, to ensure the construction, development, operation, management and maintenance of the Refugio Mine in accordance with sound mining and business practice and all relevant Requirements of Law and other relevant requirements binding on the Refugio Mine in order to enable the Refugio Mine to achieve physical completion and economic completion thereof, as and when required by the Consolidated Base Case. CMM has good title to all Mining Assets constituting the Refugio Mine and has acquired all Mining Rights in connection therewith except where failure to comply with the foregoing would not have a Materially Adverse Effect. None of the Borrower, CMM or any Affiliate of either is in default of any Requirement of Law with respect to, and no event or condition has occurred or exists at, the Refugio Mine, which default, event or condition would, singly or in the aggregate, have a Materially Adverse Effect.

           (b) Each of Guanaco Mining, Lassen Gold and Nevada Gold has good title to all Mine Assets constituting the Principal Mine in which it has an interest and has acquired all Mining Rights in connection therewith, except where failure to comply with the foregoing would not have a Materially Adverse Effect. None of Guanaco Mining, Lassen Gold and Nevada Gold is in default in the payment of (or in the performance of any material obligation applicable to) any Indebtedness or of any Requirement of Law with respect to, and no event or condition has occurred or existing at, the Principal Mine in which such Principal Subsidiary has an interest, which default, event or condition would, singly or in the aggregate, have a Materially Adverse Effect.

                             ARTICLE 7.  COVENANTS
                             ---------------------

      SECTION 7.1. Certain Affirmative Covenants. Each Obligor agrees with each Lender Party that, until all Commitments have terminated and all Obligations have been paid and performed in full, such Obligor will perform its respective obligations set forth in this Section. Except where the context specifically requires otherwise, the Borrower shall use its best efforts to ensure that each relevant Subsidiary complies with its obligations set forth in this Section.

      SECTION 7.1.1. Financial Information, etc. The Obligors will deliver, or will cause to be delivered, to the Administrative Agent (or, as may be appropriate, the Documentation and Technical Agent) copies (with sufficient copies for each other Lender Party) of the following financial statements, reports and information:

           (a) (i) each of the Borrower, Fairbanks Gold and Melba Creek will deliver, promptly when available, and in any event within 90 days after the close of each Fiscal Year of such Obligor:

                (x) in the case of the Borrower, the consolidated balance sheet at the close of such Fiscal Year and the related consolidated statements of operations, cash flows and shareholders' equity (for the Fiscal Year then ended) of the Borrower and its Subsidiaries; and

                (y) in the case of Fairbanks Gold and Melba Creek, its balance sheet at the close of such Fiscal Year and its related statements of operations and cash flows for such Obligor,

      in each case with comparable information at the close of and for the prior Fiscal Year and (A) solely in the case of the Borrower, reported on without Impermissible Qualification by Price Waterhouse & Co., or another independent certified public or chartered accountant of recognized international standing, together with a certificate from such accountant in form and substance reasonably satisfactory to the Administrative Agent (including with respect to any disclaimers for legal matters) (1) certifying that to the best of its knowledge no Default has occurred, or, if such a Default has occurred, specifying the nature and extent thereof, and (2) setting forth in reasonable detail the calculations (including (without prejudice to Section 1.5) the impact of any adjustments between
                            -----------
      GAAP as in effect on the Effective Date and GAAP as in effect at the time of preparation of the relevant financial statements referred to above) required to demonstrate the due observance and performance of the covenants and agreements contained in Article 7 and (B) in the case of
                                            ---------
      Fairbanks Gold and Melba Creek, certified by an accounting or financial Authorized Representative of such Obligor; and

           (ii) the Borrower will deliver, promptly when available, and in any event within 90 days after the close of each Fiscal Year of the Borrower, consolidating balance sheets at the close of such Fiscal Year and the related consolidating statements of operations, cash flows and shareholders' equity (for the Fiscal Year then ended) of the Borrower and its Subsidiaries, certified by an accounting or financial Authorized Representative of the Borrower;

           (b) each of the Borrower, Fairbanks Gold and Melba Creek will deliver, promptly when available, and in any event within 45 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of such Obligor:

                (i) in the case of the Borrower, the consolidated balance sheet at the close of such Fiscal Quarter and the related consolidated statements of operations and cash flows of the Borrower and its Subsidiaries; and

                (ii) in the case of each of Fairbanks Gold and Melba Creek, its balance sheet at the close of such Fiscal Quarter, and its related statements of operations and cash flows for such Obligor;

      in each case, for such Fiscal Quarter and for the period commencing at the close of the previous Fiscal Year and ending with the close of such Fiscal Quarter (with comparable information at the close of and for the corresponding Fiscal Quarter of the prior Fiscal

      Year and for the corresponding portion of such prior Fiscal Year) and certified by an accounting or financial Authorized Representative of such Obligor;

           (c) the Borrower (i) will deliver, promptly when available, and in any event (x) within 90 days after the close of each Fiscal Year of Cyprus Amax, a copy of Cyprus Amax' annual report on Form 10-K and (y) within 45 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of Cyprus Amax, a copy of Cyprus Amax' quarterly report on Form 10-Q, and (ii) will use its best efforts to deliver, promptly after the close of each Fiscal Quarter of Cyprus Amax during such period when the Competitive Advance Facility Agreement shall be in effect, information as to Cyprus Amax' compliance with Section 7.05 thereunder and shall deliver promptly when aware of the same details of any default by Cyprus Amax in respect of its obligations under such Section 7.05;

           (d) the Borrower will deliver within thirty (30) Business Days after the close of each calendar quarter, and will deliver on the Fort Knox Physical Completion Date and the Fort Knox Economic Completion Date, a Compliance Certificate prepared as of the last date of such calendar quarter or the Fort Knox Physical Completion Date or the Fort Knox Economic Completion Date, as the case may be, together with such information concerning the calculations and assumptions used by the Borrower in delivering such Compliance Certificate as the Administrative Agent may request;

           (e) the Borrower will deliver within twenty one (21) days after the end of each calendar month occurring prior to the Fort Knox Economic Completion Date, a Monthly Report (and will ensure that copies thereof are delivered simultaneously to the Independent Consultant);

           (f) the Borrower will deliver annually, on or before each anniversary of the Effective Date, a memorandum prepared by the Borrower summarizing the then outstanding insurance coverage with respect to the Fort Knox Mine and the Hayden Hill Mine and a certificate of insurance prepared by the Borrower and acceptable in form and substance to the Insurance Consultant confirming that: (i) all such insurance coverage is in full force and effect and all premiums payable in connection therewith have been paid;
      (ii) such insurance is sufficient for the purposes of the Fort Knox Mine and the Hayden Hill Mine and is responsive to the requirements of Section
                                                                        -------
      7.1.7; (iii) except with respect to Group Insurance Policies, the
      -----
      Collateral Agent is (subject, in the case of the Fort Knox Mine, to any right which the State of Alaska may have under any applicable Approval) named as the first loss payee under all policies of property insurance with respect to the Fort Knox Mine and the Hayden Hill Mine pursuant to a 438 BFU endorsement (or such other endorsement as may be satisfactory to the Administrative Agent in its reasonable discretion) and as an additional insured under all policies of liability insurance with respect to the Fort Knox Mine and the Hayden Hill Mine; and (iv) the insurers under such insurance policies have undertaken in writing not to amend or terminate those policies relating to the Fort Knox Mine and the Hayden Hill Mine without at least 30 days' prior written notice thereof to the Administrative Agent and have entered into such undertakings as are required pursuant to the provisions of Section 7.1.7;
                                                                 -------------
      it being agreed that such certificate shall be conclusive as against the relevant Obligors both as to the amount of insurance required and the perils against which coverage is required and the relevant Obligor shall immediately insure in accordance with such certificate;

           (g) the Borrower will deliver as promptly as practicable details as to any: (i) material disputes between Fairbanks Gold, Melba Creek and Lassen Gold and their insurance carriers; (ii) failure by any such Principal Subsidiary to pay any insurance premium as and when required that might result in the cancellation of the relevant policy; (iii) occurrence of any actual or potential casualty or loss which is covered by the terms of any policy of insurance maintained by or on behalf of any such Principal Subsidiary; (iv) notices received from any of such Principal Subsidiary's insurance carriers with respect to the cancellation of or proposed cancellation of any policy of insurance; (v) material reduction in the amount of, or any other material change in, insurance or coverage maintained by any Obligor; and (vi) failure by any Obligor to comply with its obligations under Section 7.1.7, in each case stating the
                                        -------------
      reasons therefor, together with any other information concerning the insurance coverage required to be maintained by it as the Administrative Agent shall have reasonably requested;

           (h) (i) each of the Borrower, Fairbanks Gold and Melba Creek will deliver promptly upon the occurrence thereof a detailed report of any material change or modification (without prejudice to the provisions of clause (a) of Section 7.2.12 or Section 7.2.13, 8.1.7, 8.1.8 or 8.1.9) to
      ----------    --------------    --------------  -----  -----    -----
      any Project Document to which it is a party and (ii) the Borrower will deliver promptly upon the occurrence thereof a detailed report of any material change or modification (without prejudice to the provisions of clause (b) of Section 7.2.12) to the DOCLOC Support Agreement or the 1994
      ----------    --------------
      DOCLOC Facility Agreement;

           (i) each of the Borrower, Fairbanks Gold and Melba Creek will deliver promptly notice of the occurrence of any default or event of default by any party under, or any other material change in or circumstance affecting, any of the Project Documents to which it is a party;

           (j) the Borrower will deliver, not less frequently than annually and in addition upon the request of the Documentation and Technical Agent, (i) forecasts of mining production, ore grades, recovery rates, operating costs, on-going capital expenditures, water uses and sources and all other technical information relating to production at the Principal Mines reasonably requested by the Documentation and

      Technical Agent and (ii) details of the identity of counterparties under any refining contracts entered into by the Borrower or any Subsidiary;

           (k) without duplication of any other clause of this Section, as soon as possible and in any event within three Business Days after the occurrence of any Default, the Borrower will deliver a statement of its chief financial Authorized Representative setting forth details of such Default and the action which the relevant Obligor has taken and proposes to take with respect thereto;

           (l) as soon as possible and in any event within three Business Days after (i) the occurrence of any adverse development with respect to any labor controversy, litigation, arbitration or governmental investigation or proceeding described in Section 6.6 which could have a Materially
                                 -----------
      Adverse Effect or (ii) the commencement of any labor controversy, litigation, arbitration or governmental investigation or proceeding of the type described in the penultimate sentence of Section 6.6, the Borrower
                                                    -----------
      will deliver notice thereof and copies of all documentation relating thereto;

           (m) without duplication of any other clause of this Section, the Borrower will deliver notice of the occurrence as soon as possible and in any event within three Business Days after the Borrower knows or has reason to know of any circumstance which has a reasonable likelihood of having a Materially Adverse Effect;

           (n) immediately upon becoming aware of the institution of any steps by any Obligor or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that such Obligor furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by such Obligor of any material liability, fine or penalty, or any material increase in the contingent liability of such Obligor with respect to any post-retirement Welfare Plan benefit, the Borrower will deliver notice thereof and copies of all documentation relating thereto;

           (o) the Borrower will deliver (i) promptly after the sending or filing thereof, copies of all reports that any Obligor sends to its public shareholders and copies of registration statements and material filings made with the SEC or any other national securities exchange or commission, and (ii) without duplication of sub-clause (i), promptly upon the making,
                                      --------------
      filing or receipt thereof, copies of each material report and document delivered to, filed with, or received from any Governmental Agency (other than any such report, etc. concerning a matter the Borrower reasonably believes, will not be adversely determined or resolved against any Obligor) which contains details of any event or circumstance which could or might have a Materially Adverse Effect;

           (p) the Borrower will, as soon as practicable prior to the effective date thereof, deliver to the Administrative Agent information as to (i) any material changes in the nature of the 1994 DOCLOC Facility Allocated Portion and (ii) the occurrence of the 1994 DOCLOC Facility Release Date; and

           (q) each Obligor will deliver such other information with respect to the financial condition, business, property, assets, revenues and operations of such Obligor as either the Administrative Agent or the Documentation and Technical Agent or any Lender (acting through such Agent) may from time to time reasonably request.

      SECTION 7.1.2. Compliance with Laws and Operative Documents. Each Obligor will comply in all material respects with all Applicable Laws relating to it and to its assets and properties (including in the case of each Principal Subsidiary, the Principal Mine in which it has an interest and the Mine Assets thereat) and any Operative Document to which it is or may be a party (including the performance of all obligations evidenced thereby), except where such failure to comply would not have a Materially Adverse Effect.

      SECTION 7.1.3.   Approvals.

           (a) Each Obligor will obtain, maintain in full force and effect, and comply in all respects with, all Approvals (including those identified in
      Item 1 ("Approvals") of the Disclosure Schedule) as may be required or
      ------   ---------
      advisable from time to time for such Obligor to (i) execute, deliver, perform and preserve its rights under any of the Operative Documents executed or to be executed by it, (ii) grant and perfect the Liens granted or purported to be granted and perfected by it pursuant to any Security Document to which it is a party, (iii) in the case of Fairbanks Gold and Melba Creek, consummate the Fort Knox Project in accordance with sound mining and business practice and (iv) in the case of any such Principal Subsidiary, operate each Principal Mine in which it has any interest and own, lease, use or licence the Mine Assets located thereat in accordance with sound mining and business practice, except where, in the case of sub-
                                                                            ---
      clauses (iii) and (iv), failure to obtain, maintain in full force and
      -------------     ----
      effect or, as the case may be, comply with such Approvals would not have a Materially Adverse Effect.

           (b) Without limiting the foregoing clause (a), each of the Borrower,
                                              ----------
      Fairbanks Gold, Melba Creek and Lassen Gold will obtain all Approvals in

      Part B of Item 1 ("Pending Material Approvals") of the Disclosure Schedule
      ------    ------   --------------------------
      by the date set forth in the Disclosure Schedule opposite such Approval and, within five (5) Business Days of obtaining any such Approval deliver to the Administrative Agent certified copies (or originals where requested by the Administrative Agent) of all such Approvals as then in effect and will use its best efforts to obtain all Non-Material Approvals as and when it deems it reasonably prudent to do so.

      SECTION 7.1.4. Maintenance of Corporate Existence. Except as may be permitted pursuant to sub-clause (a) of the proviso to Section 7.2.9, each
                      --------------        -------    -------------
Obligor will do and will cause to be done at all times all things necessary to maintain and preserve its corporate existence.

      SECTION 7.1.5. Foreign Qualification. Except where failure to comply with the provisions of this Section would not have a Materially Adverse Effect, each Obligor will do and cause to be done at all times all things necessary to be duly qualified to do business and be in good standing (where such concept is relevant) as a foreign corporation, in each jurisdiction where the nature of its business makes such qualification necessary.

      SECTION 7.1.6. Payment of Taxes, etc. Each Obligor will pay and discharge, as the same may become due and payable, all taxes, assessments, fees and other governmental charges or levies against it or on any of its property, as well as claims of any kind or character (including claims for sums due for labor, material, supplies, personal property and services); provided, however,
                                                            --------  -------
that the foregoing shall not require any Obligor to pay or discharge any such tax, assessment, fee, charge, levy or claim so long as it shall be diligently contesting the validity or amount thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto.

      SECTION 7.1.7.  Insurance.

           (a) Each Principal Subsidiary will maintain, or ensure that each other Project Party maintains (or, as the case may be, each relevant Group Insurance Policy continues to be maintained) with responsible insurance companies: (i) insurance as required under this Agreement, the Security Documents and any other Operative Document and (ii) such other insurance (including business interruption insurance) with respect to the properties and business of such Principal Subsidiary against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses similarly situated and such other insurance as may be required by any Applicable Law and the Borrower will, upon request of the Administrative Agent, deliver to the Administrative Agent at reasonable intervals a certificate of an Authorized Representative of the Borrower setting forth the nature and extent of all insurance (including details of Group Insurance Policies as in effect from time to time) maintained in accordance with this Section. The Administrative Agent shall solicit the services of the Insurance Consultant to assess the adequacy and sufficiency of the insurance coverage required to be maintained hereunder and evaluate the contents of the foregoing certificate. The Borrower will immediately notify the Administrative Agent of any proposed change of any insurance company providing material insurance coverage (excluding, however (but subject to clause (d)), with
                                                             ----------
      respect to any Group Insurance Policies) of the nature referred to in this Section, and any such change shall require the consent of the Administrative Agent, which consent shall not be unreasonably withheld.

           (b) All of the insurance policies referred to in clause (a) relating
                                                            ----------
      to the Fort Knox Mine and the Hayden Hill Mine will, in each case in accordance with standard practice in the mining industry:

                (i) except in the case of Group Insurance Policies, specify the Collateral Agent (for the rateable benefit of the Lender Parties) as an additional insured under all policies of liability insurance and (subject, in case of the Fort Knox Mine, to any right which the State of Alaska may have under any applicable Approval) as the first loss payee under all policies of property insurance pursuant to a 438 BFU endorsement (or such other endorsement as may be satisfactory to the Administrative Agent acting in its reasonable discretion), and contain such other endorsements in favor of the Collateral Agent (for the rateable benefit of the Lender Parties), as the Administrative Agent shall require;

                (ii) except in the case of Group Insurance Policies, not be cancellable (or non-renewable or subject to a material decrease in the scope or amount of coverage (including by way of increase in any deductible)) as against the Collateral Agent (including for failure to pay premiums) or subject to material alteration of any kind without at least 30 days' (or less in case of war and kindred risks) prior written notice to the Administrative Agent;

                (iii) except in the case of Group Insurance Policies, in the case of insurance covering loss or damage to any Mine Assets constituting the Fort Knox Mine, and to the extent available on reasonable commercial terms, contain a "breach of warranty" provision (including that the policy shall not be invalidated as against the Collateral Agent or any other Lender Party by reason of any action or failure to act of any Person (including any negligence on behalf of the foregoing)), provide for waiver of any right of set-off, recoupment, subrogation, counterclaim or any other deduction, by attachment or otherwise, with respect to any liability of any beneficiary of such insurance policy, and shall provide that all amounts payable by reason of loss or damage to any of the Mine Assets shall be payable to the Collateral Agent for replacement in a manner which is consistent with the provisions of clause (c); and
                                                      ----------

                (iv) otherwise be in form and substance satisfactory to the Administrative Agent.

           (c) Each of the Borrower, Fairbanks Gold and Lassen Gold will cause proceeds of all insurances maintained with respect to the Fort Knox Project or the Hayden Hill Project, as the case may be, and/or the Mine Assets thereat to be applied as follows:

                (i) all amounts received in respect of (x) the partial or total taking or requisition of either such Principal Mine or the Mine Assets thereat, or any interest therein, (y) any release, inhibition, modification, suspension or extinguishment of any Mining Rights relating to such Principal Mine, or the imposition of any restriction affecting either such Principal Mine or any Mine Assets thereat or the grant of any Mining Right related thereto and (z) the suspension or material modification of any Approval required or advisable in connection with the Fort Knox Project or the operation of either such Principal Mine shall be applied to make a mandatory prepayment of the Principal Amount of the Loans then outstanding pursuant to clause (k)
                                                                      ----------
           of Section 3.1.1;
              -------------

                (ii) prior to an Enforcement Event, all amounts received in respect of any liability insurance may be paid directly to the Person entitled thereto and after an Enforcement Event, all such amounts shall be deposited into such account as the Administrative Agent shall direct;

                (iii) prior to an Enforcement Event, all amounts received in respect of any business interruption insurance or delay in start-up insurance may be retained by any such Obligor and after an Enforcement Event, such amounts shall be deposited into such account as the Administrative Agent shall direct; and

                (iv) prior to an Enforcement Event, all proceeds from casualty or property insurance received for any single repair, replacement or restoration costing less than $20,000,000 (or the equivalent thereof in any other currency) may be applied to the repair, replacement or restoration of the assets in respect of which the relevant proceeds were received or for reimbursement of the Person which effected such repair, replacement or restoration and after an Enforcement Event all such proceeds shall be deposited into such account as the Administrative Agent shall direct. All such proceeds received for any such single repair, etc. costing an amount which is equal to or in excess of $20,000,000 shall, with the consent of the Administrative Agent (which consent shall be granted within 10 Business Days unless a Default shall have then occurred and be continuing or the Administrative Agent determines in good faith that repair, replacement or restoration of the asset in question would not be economical or that the insurance proceeds, together with funds available from other sources, are insufficient to repair, replace or restore such asset) be applied to the prompt payment of the cost of the repair, replacement or restoration of such damaged or destroyed asset. In the event that the consent of the Administrative Agent shall not be granted pursuant to the provisions of the immediately preceding sentence, then all such proceeds shall be applied to make a mandatory prepayment of the Principal Amount of the Loans pursuant to clause (k) of Section 3.1.1.
           ----------    -------------

           (d) The Borrower shall, promptly following any reasonable request of the Administrative Agent given from time to time, cause copies of any and all Group Insurance Policies and any other requested information relating thereto to be delivered to the Administrative Agent.

      SECTION 7.1.8. Books and Records. Each Obligor will keep financial records and statements reflecting all of its business affairs and transactions in accordance with GAAP. Each Obligor will permit the Independent Consultant, the Agents and the Lenders or any of their respective representatives to inspect any and all of its properties and operations and to visit all of its offices or any other location where relevant personnel or records are located. Each Obligor will permit the Independent Consultant, the Agents and the Lenders or any of their respective representatives to discuss its financial matters with its officers and independent chartered and certified public accountants, as the case may be (and hereby authorizes such independent chartered or certified public accountants, as the case may be, to discuss its financial matters with any of the foregoing Persons or its representatives whether or not any representative of such Obligor is present) and to examine (and photocopy extracts from) any of its books or other corporate records or any of the Project Documents. Without limiting the generality of the foregoing, the relevant Obligor or Obligors shall provide all relevant and necessary assistance to the Independent Consultant (including the preparation of Completion Certificates, Independent Consultant's Reports and Monthly Reports) and the Agents in connection with the performance of the duties of the Independent Consultant and the Agents contemplated hereby. The Borrower shall, subject to the provisions of clause (b) of Section 10.3, pay any fees of such chartered or certified public
----------    ------------
accountant and the Independent Consultant and the Agents incurred in connection with the exercise of their rights pursuant to this Section. It is expressly understood that none of the Independent Consultant nor any Lender Party assumes any obligation to any Obligor or any other party in respect of the consummation of the Fort Knox Project or the operation, management and maintenance of any Principal Mine in accordance with the Consolidated Base Case or otherwise.

      SECTION 7.1.9. Completion of the Fort Knox Mine; Operation of the Principal Mines; Further Opinions.

           (a) Each of Fairbanks Gold and Melba Creek will use its best efforts to consummate the Fort Knox Project in accordance with the Base Cases and sound mining and business practice and will ensure that the Fort Knox Mine is operated, managed and maintained and that Mine Output thereat is produced and processed, all substantially in accordance with the Base Cases, Applicable Laws and sound mining and business practice and will use its best efforts so as to achieve Fort Knox Physical Completion no later than March 31, 1997 and Fort Knox Economic Completion no later than January 31, 1998.

           (b) Each of Lassen Gold, Guanaco Mining (to the extent the same shall be within its control pursuant to any joint venture or similar agreement between Guanaco

      Mining and any joint venturer or similar person relating to the control and/or operation of the Guanaco Mine) and Nevada Gold shall except where failure to comply with this clause would not have a Materially Adverse Effect, operate, manage and maintain the Principal Mine in which it has an interest, and ensure that Mine Output thereat is produced and processed, in accordance with the Consolidated Base Case, sound mining and business practice and all relevant Requirements of Law.

           (c) The Borrower shall take, and shall use its best efforts (including through the utilization of any voting rights available to it, directly or indirectly, pursuant to any shareholders or similar agreement between the shareholders of CMM or any joint venture or similar agreement relating to the Refugio Mine) to cause CMM to take, all actions to ensure the construction, development, operation, management and maintenance of the Refugio Mine and the production and processing of Mine Output thereat in accordance with sound mining and business practice, all relevant Requirements of Law and other relevant requirements binding on the Refugio Mine in order to enable the Refugio Mine to achieve physical completion and economic completion thereof, as and when required by the Consolidated Base Case.

           (d) Within six months after the Fort Knox Physical Completion Date, each of Fairbanks Gold and Melba Creek shall enter into and deliver to the Collateral Agent supplements and/or amendments to the Fairbanks Gold/Melba Creek Collateral Agreement and related financing statements in form and substance satisfactory to counsel to the Administrative Agent which supplements, amendments and financing statements shall confirm that a first priority perfected Lien shall have been granted in favor of the Collateral Agent over all properties and assets acquired during the period from the Initial Borrowing Date to (and including) the date of such supplements, amendments and financing statements.

           (e) On or prior to the date which is 35 days after the Initial Borrowing Date, the Obligors shall procure delivery to the Administrative Agent of opinions of Gresham, Varner, Nolan, Savage & Tilden, special California counsel to the Borrower and Lassen Gold and of Guess & Rudd, special Alaska counsel to the Borrower, Fairbanks Gold and Melba Creek, substantially in the form of Exhibits G-7 and G-8, respectively, attached
                                   ------------     ---
      hereto and on or prior to December 15, 1995 the Obligor shall procure delivery to the Administrative Agent of an additional title opinion of Guess & Rudd with respect to the claims within the millsite permit area at the Fort Knox Mine in form and substance satisfactory to the Administrative Agent, in its reasonable discretion. The Obligors hereby instruct the counsels referred to in this clause to deliver the opinions referred to herein to the Administrative Agent and the other Lender Parties.

      SECTION 7.1.10. Hedging Agreements. At all times on and after the Initial Borrowing Date, the Borrower shall provide evidence to the Administrative Agent to the effect that it has directly entered into (or that APMI shall have directly entered into and assigned the rights and benefits thereof to the Borrower in a manner satisfactory to the Administrative Agent), and the Administrative Agent (for the rateable benefit of the Lender Parties) shall have been granted a first priority perfected Lien in respect of the Borrower's rights under Committed Hedging Agreements reasonably acceptable to the Administrative Agent or put options or other similar uncommitted transactions with respect to the sale of Gold (together with such Committed Hedging Agreements, collectively, the "Hedging Agreements") which are
                                                 ------------------
in effect with counterparties (the "Hedging Counterparties") satisfactory to the
                                    ----------------------
Administrative Agent such that the proceeds thereof (both as to the amount and to the timing) are sufficient to discharge in full all Consolidated Costs (excluding, however, Consolidated Capital Costs in respect of Hedging Agreements and Consolidated Capital Costs scheduled to be incurred in connection with the construction of the Fort Knox Mine for the period prior to April 1, 1997) for the three calendar year period (or such shorter period ending on the date which is 12 calendar months after the Final Maturity Date) commencing at such time (such Consolidated Costs, the "Hedged Consolidated Costs"); provided, however,
                               --------------------------    --------  -------
that:

           (a) any repayment of the Tranche B Gold Loans to be made at any date pursuant to clause (d) of Section 3.1.1 shall for purposes of clause (c)
                  ----------    -------------                       ----------
      of Section 2.4, Section 5.1.7 and this Section be treated as a Committed
         -----------  -------------
      Hedging Agreement requiring delivery on such date of a number of ounces of Gold equal to such repayment at the relevant Loan Base Price; and

           (b) (i) for each 12 month period commencing on any April 1 (commencing on April 1, 1997), the sum of the number of ounces of Gold required to be delivered during such 12 month period under all Committed Hedging Agreements entered into by the Borrower or any Subsidiary (whether or not required pursuant to this Section) other than spot deferred sales agreements (excluding any repayment or prepayment of Tranche B Gold Loans) shall not exceed an amount equal to seventy-five percent (75%) of Production (Hedging Adjusted) for such 12 month period; and (ii) for any period commencing on or after April 1, 1997 and ending on the date which is 12 calendar months after the Final Maturity Date, the sum of the number of ounces of Gold required to be delivered during such period under such Committed Hedging Agreements (excluding any repayment or prepayment of Tranche B Gold Loans) shall not exceed an amount equal to seventy-five percent (75%) of Production (Hedging Adjusted) for such period.

      SECTION 7.1.11. Interest Rate Protection Agreements. At all times when any Dollar Loan shall be outstanding, the Borrower shall have implemented and, the Administrative Agent shall have been granted (for the rateable benefit of the Lender Parties) a first priority perfected Lien in respect of confirmations and/or other interest rate protection agreements pursuant to documentation satisfactory in form and substance to the Administrative Agent (each such confirmation or agreement, individually, an "Interest Rate Protection
                                             ------------------------
Agreement") with counterparties (individually, an "Interest Rate Protection
                                                   ------------------------
Counterparty") satisfactory to the Administrative Agent, and providing for
------------
protection to the Borrower for the three calendar year
period (or such shorter period ending on the date which is 12 months after the Final Maturity Date) commencing on any relevant date against payment of interest (on a nominal amount equal to at least 50% of the Principal Amount of such Dollar Loans then outstanding and projected in the Base Cases at such time to be outstanding from time to time) which is in excess of the sum of (a) the weighted average LIBO Rate, (b) one percent (1%) per annum, plus (c) the Applicable
                                        --- -----  ----
Margin from time to time in effect.

      SECTION 7.1.12. Proceeds. The Borrower shall apply the proceeds of the Loans strictly in accordance with the terms of this Agreement, including the sixth recital. Without limiting the generality of the foregoing, the proceeds
-------------
of any Loans advanced to fund the Fort Knox Project shall only be utilized to fund or to reimburse Fairbanks Gold in respect of bona fide costs remaining
                                                  ---- ----
unpaid or previously paid not earlier than the date which is the first day of the calendar month immediately preceding the calendar month during which such Loans are made and, in each such case, referred to in the Borrowing Request submitted in connection with the making of such Loans.

      SECTION 7.1.13.  Environmental Covenant.

           (a) Each Obligor will, and will use its best efforts to ensure that each other Project Party will, use and operate each Principal Mine, the Mine Assets thereat and all of its facilities and properties related thereto in material compliance with, keep all material Approvals relating to environmental matters in effect and remain in material compliance with and handle all Hazardous Materials in material compliance with, all applicable Environmental Laws;

           (b) Each Obligor will immediately notify the Administrative Agent and (upon the request of the Administrative Agent) provide (and ensure that each other Project Party provides) copies upon receipt of all (and, in the case of each Principal Mine other than the Fort Knox Mine and the Hayden Hill Mine, material) written claims or complaints or (to the extent any matter referred to in any notice or inquiry might have a Materially Adverse Effect) notices or inquiries relating to the condition of its facilities and properties or compliance with all applicable Environmental Laws, and shall promptly cure (to the extent necessary to terminate such action or proceeding) any actions and proceedings relating to compliance with all applicable Environmental Laws; and

           (c) Each Obligor will provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section.

      Notwithstanding the foregoing, neither Fairbanks Gold nor Melba Creek shall have any obligations under this Section in respect of the Fort Knox Mine and Lassen Gold shall have no obligations under this Section in respect of the Hayden Hill Mine.

      SECTION 7.1.14. Maintenance of Mine Assets. Each of Fairbanks Gold and Melba Creek and (except where failure to comply with the provisions of this Section would not have a Materially Adverse Effect) Lassen Gold will maintain, preserve, protect and keep:

           (a) all of such Principal Subsidiary's ownership, lease, use, licence and other interests in the relevant Mine Assets (including all Mining Rights) as are necessary or advisable for such Principal Subsidiary to be able to operate the Principal Mine in which it has an interest substantially in accordance with sound mining and business practice and in a manner such that the requirements of, and projections contained in, the Fort Knox Base Case, or, as the case may be, the Consolidated Base Case, can be achieved; and

           (b) all of the Mine Assets constituting the Principal Mine in which such Principal Subsidiary has an interest in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, unless the continued maintenance of any of such Mine Assets is no longer necessary or economically desirable for the operation of the relevant Principal Mine as determined substantially in accordance with sound mining and business practice.

      SECTION 7.1.15. Capitalization of the Borrower; Availability of 1994 DOCLOC Facility.

           (a) Without limiting Cyprus Amax' obligations under the DOCLOC Support Agreement, the Borrower shall ensure that at all times prior to the 1994 DOCLOC Facility Release Date, the 1994 DOCLOC Facility Available Portion shall be maintained for the account of the Borrower in a principal amount of at least $70,000,000.

           (b) No later than July 31, 1996 (unless by such date the 1994 DOCLOC Facility Release Date shall have occurred and the Borrower shall be in compliance with the provisions of clause (c)), Approved Subordinated
                                        ----------
      Indebtedness (Borrower) shall have been issued or equity share capital shall have been issued to any Person in such an amount as to yield Net Issuance Proceeds of at least $25,000,000 for application as a mandatory prepayment of the Principal Amount of the Loans then outstanding pursuant to clause (f) of Section 3.1.1.
         ----------    -------------

           (c) Following the 1994 DOCLOC Facility Release Date (details of which the Borrower shall notify to the Administrative Agent pursuant to clause
                                                                        ------
      (p)(ii) of Section 7.1.1), and without limiting clause (b) or Cyprus Amax'
      -------    -------------                        ----------
      obligations under the DOCLOC Support Agreement, the Borrower shall ensure that the 1994 DOCLOC Facility Fort Knox Portion shall be maintained in a principal amount of at least the lesser of (i) $100,000,000 or (ii) the sum of (x) the aggregate
                                 --
      outstanding Principal Amounts of the Loans plus (y) the aggregate
                                                 ----
      Available Commitments, if any.

           (d) If at any time, the Administrative Agent shall notify the Borrower that Cyprus Amax shall not be in compliance with the provisions of Section 7.05 of the Competitive Advance Facility Agreement (a copy of which shall have been supplied to the Administrative Agent in connection with the closing of the transactions contemplated by this Agreement), the Borrower shall forthwith make drawdowns of all amounts in respect of the 1994 DOCLOC Facility Available Portion (or, at any time following the 1994 DOCLOC Facility Release Date, the 1994 DOCLOC Facility Fort Knox Portion) or, in the alternative, arrange for letters of credit to be provided for the benefit of the Administrative Agent (for the rateable benefit of the Lenders Parties) from an issuing bank or other financial institution satisfactory to the Administrative Agent in a face amount equal to the 1994 DOCLOC Facility Available Portion (or, at any time following the 1994 DOCLOC Facility Release Date, the 1994 DOCLOC Facility Fort Knox Portion).

           (e) While the Borrower acknowledges that the foregoing provisions of this Section restrict utilization of the 1994 DOCLOC Facility (and subject to clause (d)), the Borrower undertakes, to the extent that the Required
         ----------
      Lenders shall then have consented thereto and to the extent that funds are not otherwise available, to utilize any then available portion of the 1994 DOCLOC Facility (including the 1994 DOCLOC Facility Fort Knox Portion) in order to fund the costs of development and operation of the Fort Knox Project and the payment of the Obligations of the Borrower hereunder.

           (f) In the event that Cyprus Amax shall exercise the Lender's Purchase Option (as defined in the 1994 DOCLOC Facility Agreement) then, subject to the application of any proceeds thereof as may be required pursuant to clause (g)(i) of Section 3.1.1, the obligations of the
                  -------------    -------------
      Borrower pursuant to clauses (a) and (c) shall be reduced pro rata
                           -----------     ---
      according to the principal amount of the available 1994 DOCLOC Facility immediately following such exercise.

           (g) The Borrower specifically acknowledges that it intends that the obligations of Cyprus Amax under the 1994 DOCLOC Facility Agreement shall not be suspended or rendered unenforceable by the commencement of a case under Chapter 11 of the Bankruptcy Code with respect to the Borrower. Accordingly, and unless the Administrative Agent otherwise directs in writing, (i) the Borrower hereby waives to the fullest extent permissible by Applicable Law and to the extent that the 1994 DOCLOC Facility Agreement and the transactions contemplated thereby constitute an "executory contract" (under Section 365 of the Bankruptcy Code), any right it may have to request, or to join in any request, that any trustee (including the Borrower as debtor in possession in a case under the Bankruptcy Code) in any bankruptcy or insolvency case relating to the Borrower reject the 1994 DOCLOC Facility Agreement, (ii) the

      Borrower agrees to file promptly (and to prosecute in good faith with reasonable diligence) upon the commencement of any such case under the Bankruptcy Code respecting the Borrower, a motion under Sections 364 and 365 of the Bankruptcy Code, asking the related bankruptcy court to authorize the Borrower to continue to obtain financing pursuant to the 1994 DOCLOC Facility Agreement, and (iii) the Borrower waives to the fullest extent permissible by Applicable Law, any objection, under Section 364 or 365(c) of the Bankruptcy Code or otherwise, to assumption of the 1994 DOCLOC Facility Agreement by the Borrower, as debtor or debtor in possession, or by any trustee on behalf of the Borrower's bankruptcy estate and any objection to the assumption, by the Borrower or any successor in interest thereto, of the 1994 DOCLOC Facility Agreement in connection with the confirmation of any plan of reorganization for the Borrower.

      SECTION 7.1.16.  Pari Passu.     Each Obligor will ensure that its payment
Obligations under this Agreement and each other Loan Document to which it is a party rank at least pari passu in right of payment with all of such Obligor's
                    ---- -----
other unsecured and unsubordinated Indebtedness other than any such Indebtedness which is preferred by mandatory provisions of Applicable Law.

      SECTION 7.1.17. Accuracy of Information. All factual information hereafter delivered by or on behalf of any Obligor in writing to any Lender Party for the purposes of or in connection with this Agreement or any transaction contemplated hereby (other than any such information of the nature referred to in the immediately succeeding sentence) will be true and accurate in every material respect on the date as of which such information is dated or certified and such information shall not be incomplete by omitting to state any material fact necessary (in the context of the circumstances in which such information is given) to make such information not misleading. All financial projections, estimates and other expressions of view as to future circumstances hereafter delivered by or on behalf of any Obligor in writing to any Lender Party for the purposes of or in connection with this Agreement or any other Loan Document or any transaction contemplated hereby or thereby will be fair and reasonable and, to the best of such Obligor's knowledge, will be arrived at after reasonable enquiry and will be made in good faith by the Person responsible therefor on the date as and when prepared (and, for the avoidance of doubt, on no other date).

      SECTION 7.1.18. Plans. Each Obligor will maintain and operate each Plan in material compliance with ERISA and the Code.

      SECTION 7.2. Certain Negative Covenants. Each Obligor agrees with each Lender Party that, until all Commitments have terminated and all Obligations have been paid and performed in full, such Obligor will perform its respective obligations set forth in this Section. Except where the context specifically requires otherwise, the Borrower shall use its best efforts to ensure that each relevant Subsidiary complies with its respective obligations set forth in this Section.

      SECTION 7.2.1. Business Activities; Place of Business; Organic Documents; Fiscal Year.

                (a) (i)   The Borrower shall not engage in any business
           activity, directly or indirectly through its Subsidiaries (including the Principal Subsidiaries), other than the exploration for gold and other metals and minerals and the construction, development and operation of gold and other metal and mineral mines (including the Principal Mines) and any activity incidental thereto.

                     (ii) Fairbanks Gold shall not engage in any business activity other than the consummation of the Fort Knox Project, the operation, management and maintenance of the Fort Knox Mine and any activity incidental thereto. Melba Creek shall not engage in any business activity other than the ownership and leasing of the real estate and mining rights referred to in, and contemplated by, the Fort Knox Lease Agreement and any activity incidental thereto.

                     (iii) No other Principal Subsidiary shall engage in any business activity other than the operation, management and maintenance of the Principal Mine in which it has an interest and any activity incidental thereto.

           (b) None of the Borrower, Fairbanks Gold, Melba Creek or Lassen Gold shall change its place of business or the location of any assets the subject of any Security Document to which it is a party without first taking (to the satisfaction of the Administrative Agent and/or the Collateral Agent) all actions necessary to protect the effectiveness and the priority of the Lien granted pursuant to the relevant Security Document.

           (c) No Obligor shall amend its Organic Documents, change its corporate name or change its Fiscal Year.

      SECTION 7.2.2. Indebtedness. The Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume, or suffer to exist or otherwise become or be liable in respect of any Indebtedness other than:

           (a) Indebtedness in respect of the Loans and other Obligations;

           (b) Indebtedness in respect of Hedging Agreements or Interest Rate Protection Agreements entered into by the Borrower in accordance with
      Section 7.1.10 or 7.1.11 or, without prejudice to the provisions of clause
      --------------    ------                                            ------
      (b) of Section 7.1.10, other Hedging Obligations incurred in the ordinary
      ---    --------------
      course of business;

           (c) until the Initial Borrowing Date, Bridge Loan Existing Indebtedness, Guanaco Existing Indebtedness, Hayden Hill Existing Indebtedness and other Indebtedness in the amounts described in Item 2
                                                                      ------
      ("Indebtedness to be Paid") of the Disclosure Schedule;
      -------------------------

           (d) solely in the case of the Borrower, Indebtedness which is identified in Item 10 ("Ongoing Borrower Indebtedness") of the Disclosure
                    -------   -----------------------------
      Schedule;

           (e) at any date (i) unsecured Indebtedness outstanding at such date incurred by way of open accounts of less than 270 days extended by suppliers, or letters of credit opened for the benefit of suppliers, on normal trade terms in connection with purchases of goods and services in the ordinary course of business of such Principal Subsidiary which constitute Consolidated Costs (and excluding, for the avoidance of doubt, Indebtedness incurred through the borrowing of money) (ii) Indebtedness of any Obligor not in excess of $500,000 at any one time outstanding in respect of such Obligor incurred to suppliers of equipment constituting Consolidated Capital Costs (other than pursuant to the Construction Contract) in respect of the deferred purchase price of such equipment and
      (iii) Indebtedness evidenced by the Project Documents as in effect on the Effective Date;

           (f) Approved Subordinated Indebtedness;

           (g) Indebtedness (other than Indebtedness of the nature referred to in the foregoing clauses) in an aggregate principal amount not in excess of $5,000,000 (or the equivalent thereof in any other currency) for the Borrower and its Subsidiaries at any one time outstanding; and

           (h) Indebtedness of any Subsidiary to the Borrower or any other Subsidiary incurred in connection with any Investment permitted to be made pursuant to clause (a), (d), (e) or (f) of Section 7.2.6;
                  ----------  ---  ---    ---    -------------

provided, however, that no Indebtedness of the nature referred to in clause (f),
--------  -------                                                    ----------
(g) or (h) may be incurred if, immediately before or after giving effect
---    ---
thereto, any Default shall have occurred and be continuing.

      SECTION 7.2.3. Liens. The Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its properties, revenues or assets, whether now owned or hereafter acquired, except:

           (a) Liens in favor of the Administrative Agent and/or the Collateral Agent (for the rateable benefit of the Lender Parties) granted pursuant to any Loan Document;

           (b) Liens securing Existing Hayden Hill Indebtedness, which Liens shall be released in full on the Initial Borrowing Date;

           (c) Liens securing Indebtedness of the type permitted by and described in clause (d) of Section 7.2.2, and disclosed in Item 11
                   ----------    -------------                   -------
      ("Ongoing Borrower Liens") of the Disclosure Schedule;
      ------------------------

           (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

           (e) Liens of carriers, warehousemen, mechanics, materialmen, suppliers and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

           (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

           (g) Liens incurred in the ordinary course of business in connection with the ownership of such property or assets which do not secure Indebtedness and which do not materially detract from the value of such property or assets or materially impair the value or use thereof;

           (h) solely in the case of any property acquired by the Borrower or any Subsidiary after the Effective Date, Liens existing prior to the date of acquisition of any such property attaching only to such property but not incurred in connection with such acquisition and any replacement or extension of such Liens; provided, however, that any such replacement or
                               --------  -------
      extension of any such Lien shall not secure obligations in an amount greater than those originally secured;

           (i) Liens permitted to be incurred pursuant to any Collateral Agreement;

           (j) judgment Liens in existence less than 10 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

           (k) Liens securing Indebtedness permitted to be incurred pursuant to clause (e)(ii) of Section 7.2.2; provided, however, that any such Lien
      --------------    -------------  --------  -------
      shall attach only to the equipment in respect of which such Indebtedness is incurred; and (l) without duplication of clause (b), Liens disclosed in
                                                  ----------
      Item 4 ("Assets; Properties") of the Disclosure Schedule.
      ------   ------  ----------

      SECTION 7.2.4. Financial Condition of Borrower. The Borrower will not permit:

           (a) the Cash Flow Ratio (calculated on the date of preparation of each Compliance Certificate with respect to each consecutive three-month period commencing on the Fort Knox Economic Completion Date and (without duplication) all Calculation Dates which are Quarterly Payment Dates scheduled to occur on or after such date of preparation (and, in the case of the Calculation Date which is the Fort Knox Economic Completion Date, calculated with respect to the three month period ending on the next succeeding scheduled Calculation Date which is a Quarterly Payment Date), to be less than or equal to one-hundred and twenty-five percent (125%);

           (b) the Loan Life Ratio (calculated on the date of preparation of each Compliance Certificate with respect to the Initial Borrowing Date, each March 31, June 30, September 30 and December 31 occurring prior to the first Quarterly Payment Date and all Calculation Dates, in each case scheduled to occur on or after such date of preparation), to be less than or equal to one hundred and sixty percent (160%);

             (c) the Consolidated Fixed Charge Coverage Ratio, for any Measurement Period ending on the last day of each Fiscal Quarter (commencing with the first Fiscal Quarter to end on or after the Fort Knox Economic Completion Date) during either period set forth below, to be less than or equal to the percentage set forth below opposite such period:


Measurement Period                Minimum Consolidated Fixed
Ending                            Charge Coverage Ratio
---------------------------       -------------------------------
From the last day of the
first Fiscal Quarter ending       200%
on or after the Fort Knox
Economic Completion
Date to (and including)
December 31, 2000



From March 31, 2001 to            180%
(and including) December
31, 2001


           (d) the Consolidated Indebtedness/Capitalization Ratio, at any date to be equal to or greater than fifty percent (50%);

           (e) Consolidated Tangible Net Worth, at any date, to be less than the sum of (i) $285,000,000 (or, in the case of any computation of Consolidated Tangible Net Worth to be made on any date occurring on or prior to December 31, 1995, $275,750,000), (ii) all Capital Contributions (including any Capital Contribution of the nature referred to in clause
                                                                       ------
      (d) of Section 5.1.12) made by Cyprus Amax to the Borrower (excluding, for
      ---    --------------
      the avoidance of doubt, any undrawn amount under either DOCLOC Facility and any amount drawn thereunder which has not been converted into equity share capital on or prior to such date) during the period commencing on June 30, 1995 and ending on such date, plus (iii) fifty percent (50%) of Consolidated Net Income for the period commencing on June 30, 1995 and ending on such date; or

           (f) the Proven and Probable Reserves to be at any date less than four hundred percent (400%) of the Gold equivalent of (i) at any time on or prior to the Commitment Termination Date, the Total Commitment Amount, plus (ii) at any time thereafter, the Principal Amount of all Loans on such date.

      SECTION 7.2.5.   Capital Expenditures.

           (a) No Obligor will make or commit to make any Capital Expenditures other than (i) in the case of Fairbanks Gold with respect to the Fort Knox Mine, Capital Expenditures not to exceed 110% of those amounts designated as "Permitted Capital Expenditures" for the Fort Knox Mine in the Fort Knox Base Case for such Fiscal Year (or longer period commencing with the Effective Date and ending on December 31, 1996) and (ii) in the case of each other Principal Subsidiary (excluding Melba Creek) with respect to the Principal Mine in which it has an interest, Capital Expenditures corresponding to those amounts designated as "Permitted Capital Expenditures" in the Consolidated Base Case for such Fiscal Year (or such longer period) for each such Principal Mine. Notwithstanding the foregoing, the Principal Subsidiaries (other than Fairbanks Gold) may defer the making of Capital Expenditures permitted to be expended for any Fiscal Year (or longer period commencing with the Effective Date and ending on December 31, 1996) but not actually expended during such Fiscal Year (or such longer period) with respect to the Principal Mines in which such Principal Subsidiaries have interests for expenditure in a subsequent Fiscal Year in an amount not to exceed an aggregate of $3,000,000 for all Capital Expenditures so deferred.

           (b) Notwithstanding the foregoing, no Obligor shall make or commit to make any Capital Expenditures if, at the time, or as a consequence of, incurring any such item of expenditure any Default shall have occurred and be continuing; provided, however, that, if a Default shall have occurred
                     --------  -------
      and be continuing and no Enforcement Event shall then have occurred and be continuing, (i) solely with respect to the Fort Knox Mine, prior to the Fort Knox Economic Completion Date, Fairbanks Gold may, with the prior consent of the Documentation and Technical Agent (acting in consultation with the Required Lenders), only make Capital Expenditures constituting Required Completion Expenditures and (ii) subsequent to the Fort Knox Economic Completion Date (in the case of the Fort Knox Mine) and at any time (in the case of any other Principal Mine), each Principal Subsidiary (excluding Melba Creek) may, with the prior consent of the Documentation and Technical Agent (acting in consultation with the Required Lenders), only make Capital Expenditures constituting Required Maintenance Expenditures with respect to the Principal Mine in which it has an interest.

      SECTION 7.2.6. Investments. No Obligor will form or suffer to exist any Subsidiary (other than those Subsidiaries disclosed in Item 5 of the Disclosure
                                                       ------
Schedule ("Subsidiaries")) and, without duplication of the foregoing, will not
           ------------
make, incur, assume or suffer to exist any Investment in any other Person, except (without duplication):

           (a) Investments in CMM and the Refugio Mine and other investments existing on the Effective Date and identified in Item 12 ("Ongoing
                                                       -------   -------
      Investments") of the Disclosure Schedule;
      -----------

           (b) Cash Equivalent Investments purchased and held in accordance with investment guidelines adopted by the Board of Directors of the Borrower from time to time;

           (c) solely in the case of the Borrower, Investments permitted as Approved Subordinated Indebtedness (Principal Subsidiaries) pursuant to clause (f) of Section 7.2.2;
      ----------    -------------

           (d) Investments permitted as Capital Expenditures (including Investments in Subsidiaries in the form of Capital Contributions in respect of Investments permitted as Capital Expenditures) pursuant to
      Section 7.2.5;
      -------------

           (e) (i) Investments by the Borrower in Subsidiaries in respect of joint venture and exploration projects and in respect of reclamation costs, in each such case as described in the Consolidated Base Case (but not to exceed, in the case of any such Investments in respect of joint venture and exploration projects and subject to any changes to the Consolidated Base Case as may be agreed pursuant to the terms of this Agreement, aggregate amounts of $4,200,000 (or the equivalent thereof in any other currency) for the 1995 Fiscal Year or $4,000,000 (or the equivalent thereof in any other currency) for any Fiscal Year thereafter) (ii) Investments by the Borrower in Lancaster Mining Company, Inc. in respect of expenditures at the Haile gold project in South Carolina described in the Consolidated Base Case,
      (iii) Investments in or by
      APMI incurred by way of intercompany accounts in relation to hedging programs implemented by APMI in connection with Production and referred to in the Consolidated Base Case and (iv) Investments incurred in connection with the acquisition of an interest in the Kubaka Project in the manner referred to in clause (c) of Section 7.2.9 (it being understood that the
                     ----------    -------------
      consideration for such acquisition may only consist of any form of common share capital of the Borrower); and

           (f) Investments in any Subsidiary (excluding any Principal Subsidiary) made for the purpose of funding any expenses incurred in the ordinary course of business of such Subsidiary and not in excess of $1,000,000 at any one time outstanding in respect of the aggregate Investments in all such Subsidiaries;

provided, however, that
--------  -------

           (g) any Investment which when made complies with the requirements of the definition of "Cash Equivalent Investment" may continue to be held
                         --------------------------
      notwithstanding that such Investment if made thereafter would not comply with such requirements; and

           (h) no Investment otherwise permitted by clause (c), (e) or (f) shall
                                                    ----------  ---    ---
      be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

      SECTION 7.2.7.   Restricted Payments, etc.  No Obligor shall:

           (a) declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of such Obligor or on any warrants, options, convertible securities or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of such Obligor or apply any of its funds, property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock (now or hereafter outstanding) of such Obligor, or warrants, options, convertible securities or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of such Obligor;

           (b) repay, redeem, purchase or otherwise defease any Approved Subordinated Indebtedness, or make any other payment in respect thereof; or

           (c) make any deposit for any of the foregoing purposes or otherwise discharge any Indebtedness incurred by any Affiliate;

provided, however, that, so long as no Default shall have occurred and be
--------  -------
continuing or would result from any such payment, (i) any Obligor may declare, pay or make a dividend or distribution as aforesaid; (ii) any Principal Subsidiary may make any payment in respect of any Approved Subordinated Indebtedness (Principal Subsidiaries) incurred by it, and (iii) the Borrower may make payments in respect of Approved Subordinated Indebtedness referred to in clause (a) of the definition of "Approved Subordinated Indebtedness (Borrower)";
----------
and provided, further, however, that any such dividend or distribution in the
    --------  -------  -------
case of any shares of common stock of the Borrower may only be paid in the form of a dividend or distribution of further common stock; and provided, further,
                                                           --------  -------
however, that nothing herein shall, or shall be deemed to, prevent the
-------
redemption or defeasance of any Approved Subordinated Indebtedness (Borrower) outstanding to Cyprus Amax through the issue of shares of common stock of the Borrower pursuant to the AGI Stock Issue Agreement or otherwise.

      SECTION 7.2.8.   Take or Pay Contracts.  Except as set forth in Item 13
                                                                      -------
("Take or Pay Contracts") of the Disclosure Schedule, none of the Borrower,
-----------------------
Fairbanks Gold, Melba Creek or Lassen Gold will enter into or be a party to any material arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by such Obligor regardless of whether or not such materials, supplies, other property or services are delivered or furnished to it. For the avoidance of doubt, nothing in this Section shall prohibit the Borrower from entering into any Hedging Agreement or Interest Rate Protection Agreement.

      SECTION 7.2.9. Consolidation, Merger, etc. The Borrower will not, and will not permit any Subsidiary to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof); provided, however, that (a) the Borrower may consolidate or merge as aforesaid
--------  -------
if the conditions described in the proviso to clause (a) of the definition of
                                   -------    ----------
"Change in Control" are satisfied, (b) any Subsidiary which is not a Principal
------------------
Subsidiary may liquidate or dissolve or consolidate with, or merge into or with, any other such Subsidiary and (c) in connection with the acquisition of the Kubaka Project from Cyprus Amax, Amax Russia Corporation, a Delaware corporation and a wholly-owned subsidiary of the Borrower, may merge into Cyprus Magadan Gold Corporation, a Delaware corporation.

      SECTION 7.2.10. Asset Dispositions. The Borrower will not, and will not permit any of its Subsidiaries or (except to the extent that CMM shall be under any obligation to the contrary pursuant to the terms and conditions applicable to any financing obtained in relation to the Refugio Mine (excluding any Indebtedness provided by any Affiliate of CMM)) CMM to sell, transfer, lease or otherwise dispose of any of, or grant options, warrants or other rights with respect to, any of its assets (including accounts receivable) to any Person, unless:

           (a) such disposition is made in the ordinary course of business and consists of finished goods inventories (which may consist, without limitation, of gold-bearing concentrates, gold-bearing ore, refined gold or other product forms customarily sold as end products in the mining industry);

           (b) such disposition is of obsolete or replaced assets, which are no longer used or useful to the Borrower or such Subsidiary;

           (c) the net book value of all assets disposed of by the Borrower and its Subsidiaries (excluding, however, assets disposed of pursuant to clauses (a) and (b)) in the same Fiscal Year (or shorter period,
      -----------     ---
      commencing with the Effective Date and ending on December 31, 1995) does not exceed $5,000,000 or the equivalent thereof in any other currency calculated at the time of the relevant disposition) and fair value in cash is received therefor; or

           (d) such disposition is of a Material Asset for cash proceeds as to which the Required Lenders shall have consented and the Net Disposition Proceeds resulting therefrom shall be used to make a mandatory prepayment of the Loans pursuant to clause (h) of Section 3.1.1;
                               ----------    -------------

provided, however, that nothing herein shall prohibit any disposition of Gold to
--------  -------
the Administrative Agent or the Lenders in direct repayment of any Gold Obligation.

      SECTION 7.2.11. Transactions with Affiliates. No Obligor will enter into, or cause, suffer or permit to exist:

           (a) any arrangement or contract pursuant to which any Indebtedness is extended by such Obligor to any Affiliate as obligor (except (i) solely in the case of the Borrower, any Approved Subordinated Indebtedness (Principal Subsidiary) extended in favor of any Principal Subsidiary and any intercompany Indebtedness extended in favor of CMM with respect to the Refugio Mine and (ii) any Investments in any Subsidiary of such Obligor of the nature permitted to be made pursuant to Section 7.2.6);
                                                  -------------

           (b) any arrangement or contract with any of its Affiliates of a nature customarily entered into by Persons which are Affiliates of each other (including management or similar contracts or arrangements relating to the allocation of revenues, taxes and expenses or otherwise) requiring any payments to be made by such Obligor to any Affiliate unless such arrangement is fair and equitable to such Obligor; and

           (c) any other transaction, arrangement or contract with any of its other Affiliates which would not be entered into by a prudent Person in the position of such Obligor with, or which is on terms which are less favorable to such Obligor than are obtainable from, any Person which is not one of its Affiliates.

      SECTION 7.2.12. Project Documents; 1994 DOCLOC Facility Agreement; DOCLOC Support Agreement.

           (a) None of the Borrower, Fairbanks Gold or Melba Creek will (i) in any material respect amend, modify or waive, or (ii) terminate or replace, any Project Document to which it is a party, except as expressly permitted pursuant to any Loan Document or with the prior written consent of the Required Lenders.

           (b) The Borrower will not (i) in any material respect amend, modify or waive or (ii) terminate or replace the 1994 DOCLOC Facility Agreement, or grant or suffer to exist any Lien in favor of any party over its rights thereunder except with the prior written consent of all the Lenders.

      SECTION 7.2.13. Actions under Project Documents. None of the Borrower, Fairbanks Gold or Melba Creek will take or refrain from taking any action under any Project Document to which it is a party which would have a Materially Adverse Effect.

      SECTION 7.2.14. Royalty Agreements. No Obligor will, and, solely in the case of the Refugio Mine, the Borrower will use its best efforts (including through the utilization of any voting rights available to it, directly or indirectly, pursuant to any shareholders or similar agreement between the shareholders of CMM or any joint venture or similar agreement relating to the Refugio Mine) to ensure that CMM will not, enter into any agreement relating to the granting of royalties, net smelter returns, net profits (or similar) interests in connection with any Principal Mine other than as set forth in the royalty agreements listed in Item 9 ("Royalty Agreements") of the Disclosure
                             ------   ------------------
Schedule.

      SECTION 7.2.15. Sale-Leaseback Transactions. None of the Borrower, Fairbanks Gold, Melba Creek or Lassen Gold shall enter into any arrangement with any Person providing for the leasing by such Obligor of any property which property has been or is to be sold or transferred by such Obligor to such other Person.


                         ARTICLE 8.  EVENTS OF DEFAULT
                         -----------------------------

      SECTION 8.1.     Events of Default.  The term "Event of Default" shall
                                                     ----------------
mean any of the events set forth in this Section.

      SECTION 8.1.1.   Non-Payment of Obligations.  Any Obligor:

           (a) shall default in the payment or prepayment when due of any Principal Amount on any Loan; or

           (b) shall default in the payment when due of interest on any Loan or any other Obligation (and such default shall continue unremedied for a period of five Business Days).

      SECTION 8.1.2. Non-Performance of Certain Covenants. Any Obligor shall default in the due performance and observance of any of its obligations under
(a) Section 7.1.4, 7.1.7 (other than any obligation to provide any written
    -------------  -----
information thereunder), 7.1.12, 7.1.15, 7.1.16 or 7.2 (other than Section
                         ------  ------  ------    ---             -------
7.2.4, 7.2.8 or 7.2.14 and, to the extent such default shall have arisen as a
-----  -----    ------
result of any action or event beyond the control of any Obligor or any of their respective Affiliates, Section 7.2.2 or 7.2.3), (b) Section 4.2 of the Borrower
                       -------------    -----       -----------
Security Agreement (other than, to the extent such default shall have arisen as a result of any action or event beyond the control of the Borrower, the provisions of clause (a) thereof relating to the creation or existence of
              ----------
Liens), (c) the first sentence of Section 4.1 (other than to the extent such
                                  -----------
default shall have arisen as a result of any action or event beyond the control of the Borrower or Fairbanks Canada, as the case may be) and Section 4.5 of
                                                             -----------
either Pledge Agreement or (d) Section 2.6 of either Subordination Agreement.
                               -----------

      SECTION 8.1.3. Non-Performance of Other Obligations. Any Obligor or Fairbanks Canada shall default in the due performance or observance of any term, condition, covenant or agreement contained herein or in any other Operative Document executed by it (other than a default arising pursuant to Section 8.1.1
                                                                  -------------
or 8.1.2), and, if capable of cure or remedy, such default shall continue
   -----
unremedied for a period of thirty (30) days after notice thereof shall have been given to such Obligor or Fairbanks Canada by the Administrative Agent (acting in its own discretion and/or at the request of the Required Lenders).

      SECTION 8.1.4. Breach of Representation or Warranty. Any representation or warranty of any Obligor or Fairbanks Canada hereunder or in any other Loan Document executed by it or in any other writing delivered by or on behalf of such Obligor or Fairbanks Canada to any Lender Party for the purposes of or in connection with this Agreement or any such Loan Document is or shall be incorrect when made (a) (in the case of any representation or warranty made or repeated on any Borrowing Date) in any material respect or (b) (in the case of any representation or warranty made on any other date) and such incorrectness shall have a Materially Adverse Effect.

      SECTION 8.1.5. Default on other Indebtedness. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1 or 8.1.7) of any Obligor having a principal amount,
             -------------    -----
individually or in the aggregate, in excess of $5,000,000 and $1,000,000 (or the equivalent thereof in any other currency), with respect to the Borrower and any Principal Subsidiary, respectively, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if (a) (i) the effect of such default is to permit (after the passage of time, the giving of notice, the making of any required determination or any combination of the foregoing) the acceleration of the maturity of any such Indebtedness and (ii) in the reasonable opinion of the Required Lenders, such default is not capable of being cured within the applicable period for cure set forth in the relevant documentation relating to such Indebtedness, or (b) such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

      SECTION 8.1.6. Bankruptcy, Insolvency, etc. Any Obligor, Cyprus Amax or Fairbanks Canada shall:

           (a) become insolvent or generally fail to pay, or admit in writing its inability to pay, debts as they become due;

           (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for such Obligor (or Cyprus Amax or Fairbanks Canada), or any property (or, in the case of Cyprus Amax, any material property) of any thereof, or make a general assignment for the benefit of creditors;

           (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for such Obligor (or Cyprus Amax or Fairbanks Canada) or for a substantial part of the property (or, in the case of Cyprus Amax, any material property) of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that each Obligor hereby expressly authorizes each Lender Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend the Lender Parties' rights under the Loan Documents;

           (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of any Obligor (or Cyprus Amax or Fairbanks Canada) and, if such case or proceeding is not commenced by such Obligor (or Cyprus Amax or Fairbanks Canada), such case or proceeding shall be consented to or acquiesced in by such Obligor (or Cyprus Amax or Fairbanks Canada) or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that each Obligor hereby expressly authorizes each Lender Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend the Lender Parties' rights under the Loan Documents;

           (e) suffer any comparable event to any of the foregoing in any jurisdiction; or

           (f) take any corporate or other action authorizing, or in furtherance of, any of the foregoing.

      SECTION 8.1.7. Hedging Agreements; Interest Rate Protection Agreements. Any payment default by any party shall occur under any Hedging Agreement or Interest Rate

Protection Agreement or any Hedging Agreement or Interest Rate Protection Agreement shall terminate or cease in whole or in part to be the legal, valid and binding obligation of any party thereto; provided, however, that in the
                                             --------  -------
event that the Borrower shall have made arrangements within five Business Days after such default, termination or cessation satisfactory to the Required Lenders with respect to the replacement of any such Hedging Agreement or Interest Rate Protection Agreement in accordance with Section 7.1.10 or
                                                      --------------
7.1.11, as the case may be, and on substantially similar economic terms and
------
benefits (or on such other terms or benefits as may be satisfactory to the Required Lenders) then no Event of Default shall be deemed to have occurred pursuant to this Section.

      SECTION 8.1.8.   Project Documents, etc.

           (a) Any of the Project Documents shall terminate (other than pursuant to its terms) or for any reason cease to be in full force and effect (excluding, however, to the extent referred to in Section 8.1.7, any
                                                        -------------
      Hedging Agreement or Interest Rate Protection Agreement which is a Project Document or in Section 8.1.9, the Construction Contract), except if such
                     -------------
      termination or cessation is capable of cure or remedy by any Obligor party thereto, in which case an Event of Default shall be deemed to have occurred pursuant to this Section if such termination or cessation is not remedied within ten Business Days after the occurrence thereof.

           (b) A default by the Borrower or any other party under any of the Project Documents (excluding, however, to the extent referred to in

      Section 8.1.7, any Hedging Agreement or Interest Rate Protection Agreement
      -------------
      which is a Project Document or in Section 8.1.9, the Construction
                                        -------------
      Contract) shall occur, and such default is, in the reasonable opinion of the Required Lenders, likely to have a Materially Adverse Effect and such default, if capable of cure or remedy, is not remedied within ten Business Days after notification to the Borrower from the Administrative Agent that the Required Lenders are of the opinion that such default is likely to have a Materially Adverse Effect as aforesaid.

      SECTION 8.1.9. Default, etc by Construction Contractor. The Construction Contractor shall default in any of its material obligations under the Construction Contract and the Construction Contractor shall not have remedied such default within the time prescribed under the Construction Contract; provided, however, that an Event of Default shall not be deemed to
          --------  -------
have occurred hereunder in such circumstances if a substitute or replacement Construction Contractor (complying with the requirements of the definition of such term) shall have been appointed and the Independent Consultant shall have determined that such substitute or replacement Construction Contractor is capable of performing the obligations binding on the Construction Contractor in accordance with the Construction Contract so as to ensure construction of the Fort Knox Mine in accordance with the Consolidated Base Case.

      SECTION 8.1.10. Impairment of Loan Documents. (a) This Agreement or any other Loan Document (excluding any Hedging Agreement or Interest Rate Protection Agreement which is a Loan Document) shall terminate or cease in whole or part to be the legal, valid, binding and enforceable obligation of the relevant Obligor party thereto; (b) the relevant Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; (c) any Lien securing (or intended to secure) any Obligation shall, in whole or in part, cease to be a perfected Lien which, except as permitted by Section 7.2.3, ranks first in priority; or (d) any Obligor shall
             -------------
enter into any agreement (excluding any Loan Document) (i) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of such Obligor to amend or otherwise modify this Agreement or any other Operative Document or (ii) containing any provision which would be violated or breached by the Loans hereunder or by the performance by such Obligor of its obligations hereunder or under any Loan Document.

      SECTION 8.1.11.  Abandonment, Mining Rights.

           (a) Any of Fairbanks Gold, Melba Creek or Lassen Gold shall abandon all or any significant portion of its interest in the Principal Mine in which it has an interest or the Mine Assets thereat or surrender, cancel or release, or suffer any termination or cancellation of any of its material rights, title or interest in such Principal Mine or such Mine Assets, other than as specifically permitted by this Agreement and each other Loan Document.

           (b) Any Person other than Fairbanks Gold, Melba Creek or Lassen Gold shall acquire Mining Rights in respect of all or any portion of the real property constituting the Principal Mine of such Principal Subsidiary if such acquisition shall have a Materially Adverse Effect.

           (c) (i) Any of CMM, Guanaco Mining or Nevada Gold shall abandon all or any significant portion of its interest in the Principal Mine in which it has an interest or the Mine Assets thereat or surrender, cancel or release, or suffer any termination or cancellation of any of its rights, title or interest in such Principal Mines or such Mine Assets, if the foregoing shall have a Materially Adverse Effect or (ii) any Person other than CMM, Guanaco Mining or Nevada Gold shall acquire Mining Rights in respect of all or any portion of the real property constituting the Principal Mine in which CMM or such Principal Subsidiary has an interest if such acquisition shall have a Materially Adverse Effect.

      SECTION 8.1.12. Judgments. Any judgment or order for the payment of money in excess of $5,000,000 or $1,000,000 (or the equivalent thereof in any other currency) with respect to the Borrower or any Principal Subsidiary, respectively, shall be rendered against such Obligor and either:

           (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

           (b) there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

      SECTION 8.1.13. Plans. Any of the following events shall occur with respect to any Plan:

           (a) the institution of any steps by any Obligor, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, such Obligor or any such member could be required to make a contribution to such Pension Plan, or could reasonably incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

           (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

      SECTION 8.1.14. Change in Control. Any Change in Control of the type described in clause (b) of the definition thereof shall occur.
             ----------

      SECTION 8.1.15. Failure to Achieve Completion. The Fort Knox Physical Completion Date shall not have occurred on or prior to March 31, 1997 or the Fort Knox Economic Completion Date shall not have occurred on or prior to January 31, 1998.

      SECTION 8.1.16. Approvals. Any Approval which is material to the Fort Knox Project or either the Fort Knox Mine or the Hayden Hill Mine or otherwise material to the conduct of the business of any Obligor or the performance of such Obligor's obligations under any Operative Document executed by it shall be denied or withdrawn or shall cease to remain in full force and effect or shall otherwise be materially impaired and, if such Approval is obtainable or renewable in the ordinary course, such Approval is not obtained or renewed within 30 days.

      SECTION 8.1.17. Materially Adverse Effect. Any event shall occur or condition shall exist which constitutes a Materially Adverse Effect.

      SECTION 8.1.18. Cease to Carry on Business. Any Obligor ceases, is restrained from or threatens to cease to carry on in the ordinary course its business (including, in the case of Fairbanks Gold and Melba Creek, the consummation of the Fort Knox Project and, in the case of any Principal Subsidiary, the operation, management and maintenance and closure of the Principal Mine in which it has an interest) or a substantial part thereof or a similar circumstance shall occur with respect to the Refugio Mine and in the case of any restraint caused by a Person other than any Obligor (or CMM), such Obligor (or CMM) does not recommence its business as aforesaid within 30 days.

      SECTION 8.1.19. Unpatented Mining Claims. Any Governmental Agency of the United States (including, in the case of the Fort Knox Mine, the State of Alaska) shall challenge any unpatented mining claim of any Principal Subsidiary relating to the Principal Mine in which it has an interest and such challenge shall, in the opinion of the Documentation and Technical Agent or the Administrative Agent, be reasonably likely to have a Materially Adverse Effect.

      SECTION 8.2. Action if Bankruptcy. If any Event of Default described in Section 8.1.6 shall occur, the Commitments (if not theretofore terminated)
   -------------
shall automatically terminate, without notice, and the Principal Amount of all Loans and all other Obligations (excluding, however, unless express instructions to the contrary are received from the relevant Lender, Obligations in respect of any Hedging Agreement or Interest Rate Protection Agreement to which any Lender is a party) shall automatically be and become immediately due and payable, without notice or demand.

      SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.1.6) shall occur
                                                      -------------
for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent may (acting with the consent of the Required Lenders), and upon the direction of the Required Lenders, shall, upon notice or demand to the Borrower, declare all or any portion of the Principal Amount of the Loans to be due and payable and any or all other Obligations (excluding, however, unless express instructions to the contrary are received from the relevant Lender, Obligations in respect of any Hedging Agreement or Interest Rate Protection Agreement to which any Lender is a party) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the Principal Amount of such Loans and any and all other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.


                                 ARTICLE 9.  THE AGENTS
                                 ----------------------

      SECTION 9.1. Actions. Each Lender Party authorizes each Agent to act on behalf of such Lender Party under this Agreement and each other Loan Document in connection with the responsibilities delegated to such Agent hereunder and thereunder and, in the absence of other written instructions from the Required Lenders received from time to time by such Agent (with respect to which such Agent agrees that it will, subject to the last paragraph of this Section, comply in good faith except as otherwise advised by counsel to the effect that any such compliance might subject such Agent to any liability of whatsoever nature), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.

      Each Lender agrees (which agreement shall survive any termination of this Agreement) to indemnify each Agent, pro rata according to such Lender's
                                    --- ----
Aggregate Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement, the Notes or any other Loan Document, including the reimbursement of such Agent for all reasonable out-of-pocket expenses (including attorneys' fees and expenses on a full indemnity basis) incurred by such Agent hereunder or in connection herewith or with any other Loan Document or in enforcing the Obligations of any Obligor under this Agreement or any other Loan Document, in all cases as to which such Agent is not reimbursed by any such Obligor; provided, however, that no Lender shall be liable for the payment of
         --------  -------
any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction to have resulted from such Agent's gross negligence or wilful misconduct.

      Without limiting the generality of the foregoing, each Lender Party hereby authorizes:

           (a) the Administrative Agent to act on behalf of such Lender Party to act as administrative agent in connection with the Facility, to execute and accept on its behalf the Borrower Security Agreement and the Pledge Agreements and to take all such actions thereunder necessary or appropriate with respect to the management or enforcement of the collateral security provided by such Security Documents and enforcement of the rights of the Lender Parties thereunder;

           (b) the Collateral Agent to act on behalf of such Lender Party to execute and accept on its behalf the Collateral Agreements and the Environmental Indemnity Agreements and, in consultation with the Administrative Agent, to take all actions thereunder necessary or appropriate with respect to the management or enforcement of the collateral security provided by such Collateral Agreements and enforcement of the rights of the Lender Parties thereunder and under the Environmental Indemnity Agreements; and

           (c) the Documentation and Technical Agent to take all such actions as may be necessary or appropriate in connection with the technical aspects of the Facility.

      No Agent shall be required to take any action hereunder or under the Notes or any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified to its satisfaction by the Lenders against loss, costs, liability and expense. If any indemnity in favor of any such Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

      SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., (London time), on the day prior to any proposed Borrowing Date, that such Lender will not make available the amount which would constitute its Funding Percentage of the Loans to be made by all the Lenders on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to the relevant Loans.

      SECTION 9.3. Exculpation. None of the Agents or Arrangers nor any of the directors, officers, employees or agents of any of the foregoing shall be liable to any other Lender Party for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, or responsible for any recitals or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, or to make any inquiry respecting the performance by the Borrower or any other Obligor of its obligations hereunder or thereunder, or the validity, genuineness, creation, perfection or priority of the Liens created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security. Each Agent and Arranger shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have been presented by a proper Person.

      SECTION 9.4. Successors. Any Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all the Lenders. If any Agent shall resign at any time, the Required Lenders may appoint (subject, as long as no Default shall have occurred and be continuing, to the prior written consent of the Borrower, such consent not to be unreasonably withheld or delayed) another Lender as the relevant successor Agent which shall thereupon become such Agent hereunder. If no such successor Agent shall have been so appointed as aforesaid, and shall have accepted such appointment, within 30 days after such retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint (subject, as long as no Default shall have occurred and be continuing, to the prior written consent of the Borrower, such consent not to be unreasonably withheld or delayed) a relevant successor Agent, which shall be one of the Lenders or a commercial banking institution having a combined capital and surplus of at least $500,000,000 (or the equivalent thereof in another currency). In addition, any successor Collateral Agent appointed pursuant to this Section shall be a Person organized under the laws of the United States. Upon the acceptance of any appointment as an Agent hereunder by any successor Agent, such successor Agent shall be entitled to receive from the relevant retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the relevant retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement and each other Loan Document.

      SECTION 9.5. Loans by Merrill, Lynch, ABN AMRO, LaSalle, Rothschild and Toronto-Dominion. Each of Merrill Lynch, ABN AMRO, Rothschild and Toronto-Dominion shall have the same rights and powers with respect to (i) the Loans made by it or any of its Affiliates and (ii) the Notes held by it or any of its Affiliates as any Lender and may exercise the same as if it were not an Agent or Arranger, as the case may be, hereunder. Each of Merrill Lynch, ABN AMRO, LaSalle, Rothschild, Toronto-Dominion and the Affiliates of any of the foregoing may accept deposits from, lend money to, act as Hedging Counterparties and Interest Rate Protection Counterparties, and generally engage in any kind of business with any Obligor or any Affiliate of any thereof as if it were not an Agent or Arranger.

      SECTION 9.6. Rothschild as the Administrative Agent. In acting as Administrative Agent for the Lenders, the Treasury Division of Rothschild shall be treated as a separate entity from any other division of Rothschild (or similar units of Rothschild in any subsequent reorganization) or Affiliates and, without detracting from the generality of the foregoing, in the event that any of Rothschild's divisions (or similar units) or Affiliates should act for the Borrower, any other Obligor, or any Affiliate of any of the foregoing (the "Group") in an advisory capacity in relation to any other matter, any
------
information given by any member of the Group to such divisions (or similar units) or Affiliates for the purpose of obtaining advice shall be treated as confidential and shall not be available to the other Lender Parties without the consent of such member of the Group; and notwithstanding anything to the contrary expressed or implied herein and without prejudice to the generality of the foregoing, Rothschild shall not as between itself and the other Lender Parties be bound to disclose to any Lender Party or other Person any information supplied by any member of the Group to Rothschild in its capacity as the Administrative Agent hereunder which is identified by such member at the time of supply as being unpublished price sensitive information relating to a proposed transaction by a member of the Group and supplied solely for the purpose of evaluating in consultation with Rothschild in such capacity whether such transaction might require a waiver or amendment to any of the provisions contained herein or in any other Loan Document.

      SECTION 9.7. Credit Decisions. Each Lender acknowledges that it has, independently of each other Lender Party, and based on the financial and other information referred to in clause (c) of Section 5.1.6 and Sections 6.4 and 6.17
                           ----------    -------------     ------------     ----
and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the

Agents, the Arrangers and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

      SECTION 9.8. Copies, etc. Each Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to such Agent by any Obligor pursuant to the terms of this Agreement or any other Loan Document. Each Agent will distribute to each Lender each Instrument or other writing received for its account (including any item of documentation delivered by any Obligor or any Affiliate thereof pursuant to Article 5 (but excluding,
                                                    ---------
for the avoidance of doubt, any letters referred to in Section 3.3.2 or 3.3.3 as
                                                       -------------    -----
such letters relate to fees payable to the Agents and Arrangers)) and copies of all other communications received by such Agent from any Obligor for distribution to the Lenders by such Agent in accordance with the terms of this Agreement or any other Loan Document.


                           ARTICLE 10.  MISCELLANEOUS
                           --------------------------

      SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document (except to the extent expressly otherwise set forth in such other Loan Document) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the relevant Obligors, the Administrative Agent (and, in the case of the Collateral Agreements and the Environmental Indemnity Agreements, the Collateral Agent) and the Required Lenders; provided, however,
                                                            --------  -------
that no such amendment, modification or waiver which would:

           (a) modify any requirement hereunder that any particular action be taken or a determination be made by, or with the consent of or in consultation with, all the Lenders or the Required Lenders shall be effective unless consented to by each Lender;

           (b) modify this Section, change the definition of "Required Lenders" or "Required Tranche B Lenders", increase the Total Commitment Amount, the Tranche A Commitment Amount, the Tranche B Commitment Amount or the Commitment Amount (Tranche A Portion), the Commitment Amount (Tranche B Portion), the Funding Percentage or the Aggregate Percentage of any Lender or otherwise subject any Lender to any additional obligation or reduce any fees described in Section 3.3.1 or modify any of the provisions of Section
                        -------------                                    -------
      1.6 or 1.7, shall be made without the consent of each Lender;
      ---    ---

           (c) modify any provision relating to the funding and conversion mechanics of the Tranche B Gold Loans shall be made without the consent of the Required Tranche B Lenders;

           (d) extend the due date for, or reduce the amount of, any payment or prepayment of any Principal Amount of or interest on any Loan or any other amount payable hereunder or under any other Loan Document shall be made without the consent of each Lender;

           (e) (i) reduce any fees described in Section 3.3.2 or 3.3.3 shall be
                                                -------------    -----
      made without the consent of the Arranger or Agent entitled thereto or (ii) otherwise affect the interests, rights or obligations of any Agent qua
                                                                         ---
      such Agent shall be made without consent of such Agent;

           (f) result in the release of each of the obligations of any Principal Subsidiary under the Principal Subsidiary Guaranty to which it is a party or the release of any Lien in respect of any material collateral granted pursuant to any Security Document shall be made without the consent of each Lender; or

           (g) modify any term of this Agreement or any other Loan Document expressly relating to the priority of payment of, or the granting of any security in respect of, any obligations of the Borrower under any Hedging Agreement or any Interest Rate Protection Agreement to which any Lender is a party shall be made without the consent of such Lender.

No failure or delay on the part of any Lender Party in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it or any other Obligor to any notice or demand in similar or other circumstances. No waiver or approval by any Lender Party under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

      SECTION 10.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be sent by hand delivery, courier delivery, first class prepaid post, telex (if the receiving party shall have telex facilities) or facsimile and addressed or delivered to it at its address set forth below its signature hereto and designated as its "Address for Notices" or at such other address as may be designated by such party in the relevant Loan Document or a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, shall be deemed given when delivered; and any notice, if sent by hand delivery or courier delivery, shall be deemed given when delivered; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback received at both the beginning and the end of the relevant transmission in the case of telexes and transmission completed and confirmed by the sending facsimile machine in the case of facsimiles).

      SECTION 10.3.    Costs and Expenses.

           (a) The Borrower agrees to pay on demand all expenses (inclusive of United Kingdom Value Added Tax or any other similar tax) of each Agent and Arranger and the negotiation, preparation, execution and delivery of this Agreement, the Notes and each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required (including the reasonable fees and expenses of counsel to the Administrative Agent (and any local counsel selected thereby) on a full indemnity basis from time to time incurred in connection therewith), whether or not the transactions contemplated hereby are consummated, and all expenses (inclusive as aforesaid) of the Agents and Arrangers (including reasonable fees and expenses of counsel to the Administrative Agent (and any local counsel selected thereby) on a full indemnity basis and any stamp or other taxes) incurred in connection with the preparation and review of the form of any Instrument or other writing relevant to this Agreement or any other Loan Document, the consideration of legal questions relevant hereto and thereto and the filing, recording, refiling or re-recording of any Loan Document and all amendments or supplements to any thereof and any and all other documents or Instruments of further assurance required to be filed or recorded or refiled or re-recorded by the terms hereof or of any other Loan Document.

           (b) The Borrower agrees to pay on demand all reasonable expenses of each Agent's officers or agents in connection with its annual on-site inspections of each Principal Mine (limited, in the case of any inspection by any Agent at any time when no Default shall then have occurred and be continuing, to inspections by two officers or agents of each such Agent during any calender year) and all reasonable fees and expenses of the Independent Consultant for the preparation of each Independent Consultant's Report, the fees and reasonable expenses of the independent chartered accountants and certified public accountants in connection with the performance of their duties described in Section 7.1.8, the
                                                   -------------
      certification of each Completion Certificate or any other matter relating to the Fort Knox Project and the Principal Mines, and all reasonable fees and expenses of the Independent Consultant and each Agent in connection with the performance of their respective duties referred to herein.

           (c) The Borrower agrees to reimburse each Lender Party upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and expenses on a full indemnity basis and inclusive of United Kingdom Value Added Tax or any other similar tax) incurred by such Lender Party in connection with (i) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (ii) the enforcement of any Obligations.

      SECTION 10.4. Indemnification. In consideration of the structuring of the Facility by the Arrangers, the execution and delivery of this Agreement by each Lender Party and the extension of the Commitments, each Obligor hereby jointly and severally indemnifies, exonerates and holds each Lender Party and each of its Affiliates, officers, directors, shareholders, employees and agents (the "Indemnified Parties") free and harmless from and against any and all
      -------------------
actions, causes of action, suits, losses, costs, liabilities and damages and expenses in connection therewith, including reasonable attorneys' fees and disbursements on a full indemnity basis (the "Indemnified Liabilities"),
                                              -----------------------
incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to:

           (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

           (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of any Obligor as the result of any determination by the Lenders pursuant to Article 5 or otherwise not to fund any
                                 ---------
      Borrowing);

           (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the release by any Obligor (or any other Person) of any Hazardous Material in connection with the consummation of the Fort Knox Project or the operation, management and maintenance of any Principal Mine; or

           (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or Releases or threatened Releases from, any real property owned or operated by any Obligor or any other Person of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or such other Person, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Obligors hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities for which it is liable hereunder and which is permissible under Applicable Law. Notwithstanding the foregoing, neither Fairbanks Gold nor Melba Creek shall be under any obligation under this Section to any Indemnified Party for any Indemnified Liability described in clauses (c) and (d) above, to the extent the same relates to the Fort Knox Mine,
-----------     ---
and Lassen Gold shall be under no obligation under this Section to any Indemnified Party for any Indemnified Liability described in clauses (c) and (d)
                                                             -----------     ---
above, to the extent the same relates to the Hayden Hill Mine.

      SECTION 10.5.    Survival.  The obligations of the Borrower under Sections
                                                                        --------
3.3, 4.2, 4.3, 4.4, and 10.3, the obligations of each Obligor under Sections 4.6
---  ---  ---  ---      ----                                        ------------
and 10.4 and the obligations of the Lenders under Section 10.1, shall, in each
    ----                                          ------------
case, survive any termination of this Agreement. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document to which it is a party shall survive the execution and delivery of this Agreement and each such other Loan Document.

      SECTION 10.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such other Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 10.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

      SECTION 10.8. Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Obligors and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective on the date (the "Effective
                                                                    ---------
Date") when counterparts hereof executed on behalf of each Obligor, each Agent
----
(other than the Administrative Agent), each Arranger and each Lender (or evidence thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent.

      SECTION 10.9. Governing Law; Entire Agreement. (a) THIS AGREEMENT, THE NOTES AND, UNLESS OTHERWISE SPECIFIED THEREIN, EACH OTHER LOAN DOCUMENT, SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      (b) Except with respect to the Borrower's obligations to indemnify and pay the costs and expenses of the Underwriters as set forth in the Commitment Letter, this Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, or documents with respect thereto (including the Commitment Letter (except as aforesaid), the Indicative Summary Terms for $250,000,000 Senior Term Loan Facility, dated August 15, 1995, and the Information Memorandum).

      SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                        --------  -------

           (a) no Obligor may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all the Lenders; and

           (b) the rights of sale, assignment, and transfer of the Agents and the Lenders are subject to Article 9 and Section 10.11.
                                 ---------     -------------

      SECTION 10.11. Sale and Transfer of Loans; Participations in Loans. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section.

      SECTION 10.11.1. Assignments. Any Lender, with notice to the Borrower and the other Lenders, may assign and delegate to any of its Affiliates or to any other Lender or to one or more commercial banks or other financial institutions (each Person described as being the Person from or to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignor Lender"
                                                               ---------------
or "Assignee Lender", respectively), all or any fraction of such Lender's total
    ---------------
Loans and/or Commitment Amounts (which shall be of a constant, and not a varying, percentage of all the Assignor Lender's Loans and/or Commitment Amounts) in a minimum aggregate amount of $5,000,000 and an integral multiple of $2,000,000 (with the Dollar equivalent of the Principal Amount of any outstanding Tranche B Gold Loans subject of any assignment under this Section calculated on the effective date of the proposed assignment and delegation); provided, however, that any transfer by any Lender of any Commitment Amount
--------  -------
shall (as long as no Default shall have occurred and be continuing) require the consent (not to be unreasonably withheld or delayed) of the Borrower ; and provided, further, however, that, the Borrower, each other Obligor and each
--------  -------  -------
Agent shall be entitled to continue to deal solely and directly with the Assignor Lender in connection with the interests so assigned and delegated to an Assignee Lender until:

           (a) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Assignor Lender and such Assignee Lender,

           (b) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, which shall have been accepted by the Administrative Agent, and

           (c) the processing fees (if any) described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement (which shall be promptly after the delivery of the documentation referred to above and after the Administrative Agent shall be satisfied that the relevant assignment is in compliance with the requirements of this Agreement and each other Loan Document), (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Accrued interest on that part of the Loans assigned to the Assignee Lender, and accrued fees in respect thereof, shall be paid as provided in the Lender Assignment Agreement. Except in the case where any such Assignee Lender is an Affiliate of such Assignor Lender, such Assignor Lender or such Assignee Lender shall also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $1500. Any attempted assignment and delegation not made in accordance with this Section shall be null and void.

      The Administrative Agent will promptly notify the Borrower and the other Lender Parties of the accession of any Assignee Lender as aforesaid, specifying in such notice to the Borrower the details of any substitute Notes to be executed and delivered pursuant to Section 10.11.3.
                                   ---------------

      SECTION 10.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other financial institutions (being herein called a "Participant") participating interests in any of the Loans, Commitment Amounts
 -----------
or other interests of such Lender hereunder; provided, however, that:
                                             --------  -------

           (a) no participation contemplated in this Section shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document;

           (b) the Obligors and each Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

           (c) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (d) of Section 10.1; and
                            ----------    ---    ------------

           (d) the Borrower shall not be required to pay any amount under Sections 4.2, 4.3, 4.4 and 4.5 and no Obligor shall be required to pay any
      ------------  ---  ---     ---
      amount under Section 4.6 that is greater than the amount which it would
                   -----------
      have been required to pay had no participating interest been sold.

Each relevant Obligor acknowledges and agrees that each Participant, for purposes of Article 4 (excluding, however, Sections 4.1, 4.8, 4.12, and 4.13)
            ---------                      ------------  ---  ----      ----
and Sections 10.3 and 10.4, shall be considered a Lender.
             ----     ----

      SECTION 10.11.3. New Notes. Within five Business Days after its receipt of notice that the Administrative Agent has accepted a Lender Assignment Agreement pursuant to Section 10.11.1 and upon the written request of the
                      ---------------
relevant Assignee Lender (given through the Administrative Agent), the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) a new Note (or new Notes, if the Assignee Lender is a Tranche B Lender) evidencing such Assignee Lender's assigned Loans and, if the Assignor Lender has retained Loans hereunder, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the Assignor Lender) a replacement Note (or Notes) in the Principal Amount of the Loans retained by the Assignor Lender hereunder (such Note (or Notes) to be in exchange for, but not in payment of, the Note (or Notes) then held by such Assignor Lender). Each such new Note shall be dated the date of any predecessor Note. The Assignor Lender shall mark any predecessor Note "exchanged" and deliver it to the Borrower.

      SECTION 10.12. Confidentiality. Each Lender Party agrees that all non-public information provided to it by any Obligor in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby will be held and treated by such Lender Party, its agents, directors, affiliates, officers and employees in confidence and further agrees and undertakes that neither it nor any of the foregoing Persons shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement or such other Loan Document. Any Lender Party may disclose such information: (a) at the request of any bank regulatory authority or in connection with an examination of such Lender Party by any such authority or examiner; (b) pursuant to subpoena or other court process; (c) when required to do so in accordance with the provisions of any Applicable Law; (d) at the written request or the express direction of any other agency of any State of the United States or of any other jurisdiction in which such Lender Party conducts its business; and (e) to such Lender Party's independent auditors, counsel and other professional advisors. Notwithstanding the foregoing, each Obligor authorizes each Lender to disclose to any Participant or Assignee Lender and any prospective Participant or Assignee Lender such financial and other information in such Lender's possession concerning any Obligor or any of its Subsidiaries which has been delivered to such Lender pursuant to this Agreement or any other Loan Document or which has been delivered to such Lender by any Obligor in connection with such Lender's credit evaluation of such Obligor and its respective Subsidiaries prior to entering into this Agreement; provided,
                                                               --------
however, that such Lender shall procure that such Participant or Assignee Lender
-------
or prospective Participant or Assignee Lender agree in writing with such

Lender to keep such information confidential to the same extent required of such Lender hereunder.

      SECTION 10.13. Other Transactions. Without prejudice to the provisions of Section 9.5 or 9.6, nothing contained herein shall preclude any Lender Party
   -----------    ---
from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Obligor or any of their Affiliates in which such Obligor or such Affiliate is not restricted hereby from engaging with any other Person.

      SECTION 10.14. Forum Selection and Consent to Jurisdiction; Waiver of Immunity. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE ARRANGERS, THE LENDERS OR THE OBLIGORS MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND IN ADDITION IN THE COURTS OF ANY JURISDICTION WHERE ANY COLLATERAL OR OTHER PROPERTY OF ANY OBLIGOR MAY BE LOCATED OR DEEMED LOCATED. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OBLIGOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AGENT FOR SERVICE OF PROCESS IN NEW YORK (THE "PROCESS AGENT"). SERVICE OF PROCESS MAY BE MADE
                             -------------
UPON ANY OBLIGOR BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO IT IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ADDRESS AND EACH OBLIGOR HEREBY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN NEW YORK ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS FOR NOTICES SET FORTH BELOW ITS SIGNATURE HERETO. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER

THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH OBLIGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      SECTION 10.15. Waiver of Jury Trial. THE AGENTS, THE ARRANGERS, THE LENDERS AND THE OBLIGORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE AGENTS, THE ARRANGERS, THE LENDERS, OR THE OBLIGORS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE ARRANGERS AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            The Obligors
                            ------------

                            AMAX GOLD INC.,
                             as the Borrower


                            By:    /s/ MARK A. LETTES
                                   -------------------------------

                            Name Printed: MARK A. LETTES
                                          -----------------------

                            Title: Vice President and Chief Financial Officer
                                   ------------------------------------------

                            Address
                             for Notices:

                               9100 East Mineral Circle
                               Englewood
                               Colorado 80112
                               U.S.A.

                            Facsimile No.: 1-303-643-5507

                            Telex:    216910

                            (Answerback:   CMCO UR)

                            Attention:     President

                            FAIRBANKS GOLD MINING, INC.,
                             as a Principal Subsidiary


                            By:   /s/ MARK A. LETTES
                                  ------------------
                            Name Printed: MARK A. LETTES
                                          --------------
                            Title: Vice President and Treasurer
                                   ----------------------------



                            GUANACO MINING COMPANY, INC.,
                             as a Principal Subsidiary


                            By:   /s/ MARK A. LETTES
                                  ------------------
                            Name Printed: MARK A. LETTES
                                          --------------
                            Title: Vice President and Treasurer
                                   ----------------------------


                            LASSEN GOLD MINING, INC.,
                             as a Principal Subsidiary


                            By:   /s/ MARK A. LETTES
                                  ------------------
                            Name Printed: MARK A. LETTES
                                          --------------
                            Title: Vice President and Treasurer
                                   ----------------------------


                            MELBA CREEK MINING, INC.,
                             as a Principal Subsidiary


                            By:   /s/ MARK A. LETTES
                                  ------------------
                            Name Printed: MARK A. LETTES
                                          --------------
                            Title: Vice President and Treasurer
                                   ----------------------------


                            NEVADA GOLD MINING, INC.,
                             as a Principal Subsidiary


                            By:   /s/ MARK A. LETTES
                                  ------------------
                            Name Printed: MARK A. LETTES
                                          --------------
                            Title: Vice President and Treasurer
                                   ----------------------------

                            Address for Notices for each Principal Subsidiary:

                              c/o Amax Gold Inc.
                              9100 East Mineral Circle
                              Englewood
                              Colorado 80112
                              U.S.A.

                            Facsimile No.: 1-303-643-5507

                            Telex:     216910

                            (Answerback:   CMCO UR)

                            Attention:     President

                                  The Lenders
                                  -----------


Commitment Amount - Tranche A  ABN AMRO BANK N.V.
-----------------------------
$13,225,000

Commitment Amount - Tranche B  By: /s/ SEAN M. STACK
-----------------------------      ------------------------------
                               Name Printed: SEAN M. STACK
                                             ---------------
$11,775,000                    Title: Vice President
                                      --------------


                               By:   /s/ JOHN ELLENWOOD
                                     ------------------
                               Name Printed: JOHN ELLENWOOD
                                             --------------
                               Title: GROUP VICE PRESIDENT
                                      --------------------
                                    Address
                                     for Notices:

                                     135 South LaSalle Street
                                     Suite 425
                                     Chicago
                                     Illinois 60674-9135
                                     U.S.A.

                               Telex No.:  6732700 ABN AMRO CGO

                               Facsimile No.: (312) 606-8425

                               Attention:  Sean Stack

                               Gold Lending Office:

                                 500 Park Avenue
                                 New York
                                 NY  10022
                                 U.S.A.

                               Facsimile No.: (212) 688-5815

                               Attention:  Ron Spurga

                               With a copy to:

                                 Loan Administration
                                 135 South LaSalle Street
                                 Suite 425
                                 Chicago
                                 Illinois  60674-9135
                                 U.S.A.

                            Dollar Lending
                             Office:

                               135 South LaSalle Street
                               Suite 425
                               Chicago
                               Illinois 60674-9135
                               U.S.A.

                            Telex No.:  6732700 ABN AMRO CGO

                            Facsimile No.: (312) 606-8435

                            Attention:  Loan Administration

Commitment Amount - Tranche A  ARAB BANKING CORPORATION (B.S.C.)
-----------------------------
$10,000,000

Commitment Amount - Tranche B  By: /s/ STEPHEN A. PLAUCHE
-----------------------------      ----------------------------
$0                             Name Printed: STEPHEN A. PLAUCHE
                                             ------------------
                               Title: Vice President
                                      -------------------------


                                    Address
                                     for Notices:

                                     245 Park Avenue
                                     31st Floor
                                     New York, NY 10167

                               Telex No.:  661978/427531

                               Facsimile No.: (212) 599-8385

                               Attention:  Mr. R. Hassan, Loan Administration

                               Gold Lending
                                Office:  Not applicable

                               Dollar Lending
                                Office: 245 Park Avenue
                                  31st Floor
                                  New York, NY 10167

                                  Telex No.:  661978/427531

                                  Facsimile No.:  (212) 599-8385

                                  Attention:  Mr. R. Hassan, Loan
                                    Administration

                                  With a copy to:

                                  600 Travis Street
                                  Suite 1900
                                  Houston, TX 77002

                                  Telex No.:  240722

                                  Facsimile No.:  (713) 227-6507

                                  Attention:  Mr. Stephen Plauche

Commitment Amount - Tranche A  BAYERISCHE VEREINSBANK AG
-----------------------------
$0

Commitment Amount - Tranche B  By: /s/ CLAIRE SIMONELLI
-----------------------------      -----------------------------------
$20,000,000                    Name Printed: CLAIRE SIMONELLI
                                             -------------------------
                               Title: Vice President
                                      --------------------------------

                               By: /s/ ANDREW G. MATTHEWS
                                    ----------------------------------
                               Name Printed: ANDREW G. MATTHEWS
                                             -------------------------
                               Title: Vice President
                                      --------------------------------


                                    Address
                                     for Notices:

                                     335 Madison Avenue
                                     19th Floor
                                     New York  N.Y. 10017
                                     U.S.A.

                                Telex No.:  62850 UBB

                                Facsimile No.: (212) 210 0345

                                Attention: Claire Simonelli/
                                      Andrew Matthews

                                With a copy to, in the case of notices relating
                                 to the funding of Loans and payments:

                                   Bayerische Vereinsbank AG,
                                   1 Royal Exchange Buildings
                                   London EC3V 3LD
                                   England

                                Attention:  Jane Jellicoe

                                Gold Lending
                                 Office:

                                Bayerische Vereinsbank AG,
                                1 Royal Exchange Buildings
                                London EC3V 3LD
                                England

                                Attention:  Jane Jellicoe

                                Dollar Lending
                                 Office:

                                     Bayerische Vereinsbank AG,
                                     Cayman Islands
                                     c/o 335 Madison Avenue
                                     19th Floor
                                     New York, N.Y. 10017
                                     U.S.A.

                                Telex No.:  62850 UBB

                                Facsimile No.:  (212) 880-9724
                                                (212) 210-0354

                                Attention:  Gilda Andrews

Commitment Amount - Tranche A  CANADIAN IMPERIAL BANK OF COMMERCE
-----------------------------
$5,000,000

Commitment Amount - Tranche B  By: /s/ JOHN W. KUNKLE
-----------------------------      -------------------------------
$5,000,000                     Name Printed: JOHN W. KUNKLE
                                             ---------------------
                               Title: Authorized Signatory
                                      ----------------------------

                                    Address
                                     for Notices:

                                     Two Paces West
                                     2727 Paces Ferry Road
                                     Suite 1200
                                     Atlanta, GA 30339
                                     U.S.A.

                               Facsimile No.: (404) 319-4950

                               Attention:  Sherry Smith

                               With a copy to:
                                  200 West Madison Street
                                  Suite 2300
                                  Chicago
                                  IL  60606

                               Attention:  John W. Kunkle

                               Gold Lending
                                Office:

                                  Two Paces West
                                  2727 Paces Ferry Road
                                  Suite 1200
                                  Atlanta, GA  30339
                                  U.S.A.

                               Facsimile No.:  (404) 319-4950

                               Attention:  Sherry Smith

                               Dollar Lending
                                Office:
                                    Two Paces West
                                    2727 Paces Ferry Road
                                    Suite 1200
                                    Atlanta, GA 30339
                                    U.S.A.

Commitment Amount - Tranche A  CHEMICAL BANK
-----------------------------
$5,000,000

Commitment Amount - Tranche B  By: /s/ JAMES H. RAMAGE
-----------------------------      -------------------------------
$5,000,000                     Name Printed: JAMES H. RAMAGE
                                             ----------------------
                               Title: Vice President
                                      ----------------------------

                                    Address
                                     for Notices:

                                     270 Park Avenue, 9th Floor
                                     New York, NY  10017
                                     U.S.A.

                               Telex No.:  177828 CHEMUT

                               Facsimile No.: (212) 270-4711

                               Attention:  John F. Gehebe, AVP

                               Gold Lending
                                Office:

                                  270 Park Avenue, 9th Floor
                                  New York, NY  10017
                                  U.S.A.

                               Telex No.:  177828 CHEMUT

                               Facsimile No.: (212) 270-4711

                               Attention:  John F. Gehebe, AVP

                               Dollar Lending
                                Office:

                                    140 East 45th Street
                                    New York, NY  10017
                                    U.S.A.

                               For the account of Loan Services

                               A/C No. 402-205009

                               Telex No.:  177828 CHEMUT

                               Facsimile No.:  (212) 622-0002

                               Attention:  Rene Pierre-Louise

Commitment Amount - Tranche A  CREDIT LYONNAIS
-----------------------------
$20,000,000

Commitment Amount - Tranche B  By: /s/ MICHAEL PEPE
-----------------------------      -------------------------------
$0                             Name Printed: MICHAEL PEPE
                                             ---------------------
                               Title: Vice President
                                      ----------------------------

                               By:   _____________________________
                               Name Printed:______________________
                               Title: ____________________________


                                    Address
                                     for Notices:

                                     1301 Avenue of the Americas
                                     New York
                                     NY  10019-6022
                                     U.S.A.

                               Facsimile No.: (212) 261-3421

                               Attention:  Loan Servicing Department

                               Gold Lending
                                Office:   Not Applicable

                               Dollar Lending
                                Office:

                                  1301 Avenue of the Americas
                                  New York
                                  NY  10019-6022
                                  U.S.A.

Commitment Amount - Tranche A  THE FIRST NATIONAL BANK OF CHICAGO
-----------------------------
$0

Commitment Amount - Tranche B  By: /s/ FRANK L. GROSSMAN
-----------------------------      -------------------------------
$10,000,000                    Name Printed: FRANK L. GROSSMAN
                                             ---------------------
                               Title: Authorized Agent
                                      ----------------------------



                                    Address
                                     for Notices:

                                     1 First National Plaza
                                     Suite 0363
                                     Chicago, IL 60670
                                     U.S.A.

                               Facsimile No.: (312) 732-3055

                               Attention:  Bill Liard
                                       Michele Alberico
                                       Frank Grossman

                               Gold Lending
                                Office:

                                  J.P. Morgan
                                  60 Victoria Embankment
                                  London
                                  England
                                  EC4 0JP

                               Account No.:  0619

                                For the account of
                                The First National Bank of Chicago

                               cc:  Bullion Department

                               Attention:  Bill Liard

                               Facsimile No.:  (312) 732-3055

                               Dollar Lending
                                Office:

                                  1 First National Plaza
                                  Suite 0363
                                  Chicago, IL  60670
                                  U.S.A.

Commitment Amount - Tranche A  THE FUJI BANK LIMITED, Los Angeles Agency
-----------------------------
$10,000,000

Commitment Amount - Tranche B  By:   /s/ NOBUHIRO UMEMURA
-----------------------------        -------------------------------
$0                             Name Printed: NOBUHIRO UMEMURA
                                             -----------------------
                               Title: Joint General Manager
                                      ------------------------------

                                    Address
                                     for Notices:

                                     333 South Grand Avenue
                                     25th Floor
                                     Los Angeles, CA 90071
                                     U.S.A.

                               Telex No.:  67-3336

                               Facsimile No.: (213) 253-4198

                               Attention:  Project Finance Group

                               Gold Lending
                                Office:  Not applicable

                               Dollar Lending
                                Office:

                                    333 South Grand Avenue
                                    25th Floor
                                    Los Angeles, CA 90071
                                    U.S.A.

                               Telex No.: 67-3336

                               Facsimile No.: (213) 253-4198

Commitment Amount - Tranche A  MERRILL LYNCH CAPITAL CORPORATION
-----------------------------
$23,550,000

Commitment Amount - Tranche B  By: /s/ CHRISTOPHER BIROSAK
-----------------------------      -------------------------------
$21,450,000                    Name Printed: CHRISTOPHER BIROSAK
                                            ----------------------
                               Title: Vice President
                                      ----------------------------

                                    Address
                                     for Notices:

                                     250 Vesey Street
                                     7th Floor
                                     New York, N.Y.  10281-1307
                                     U.S.A.

                               Facsimile No.: (212)-449-8230

                               Attention:  Christopher Birosak, Director

                               Gold Lending
                                Office:

                                  Midland Bank plc
                                  Thames Exchange
                                  10 Queen Street Place
                                  London
                                  England EC4R 1BQ

                               Facsimile No.: 44-171-488-1929

                               Attention:  Precious Metals Division

                               Favor:

                                  Merrill, Lynch, Pierce, Fenner and
                                  Smith, Inc.
                                  New York
                                  U.S.A.

                               Dollar Lending
                                Office:

                                  c/o Chemical Bank
                                  4 New York Plaza
                                  2nd Floor
                                  New York, N.Y.  10004
                                  U.S.A.

                               Account Name:

                               Merrill Lynch Capital
                                Corporation
                               Account Number:  1400 21153

Commitment Amount - Tranche A  NATIONAL BANK OF ALASKA
-----------------------------
$10,000,000

Commitment Amount - Tranche B  By: /s/ PATRICIA JELLEY BENZ
-----------------------------      ---------------------------------
$0                             Name Printed: PATRICIA JELLEY BENZ
                                             -----------------------
                               Title: Vice President
                                      ------------------------------



                                    Address
                                     for Notices:

                                     Commercial Loan Department
                                     301 West Northern Lights Boulevard
                                     Anchorage, AK  99502
                                     U.S.A.

                               Facsimile No.: (907) 265-2141

                               Attention:  Patricia Benz

                               Gold Lending
                               Office:  (Not applicable)

                               Dollar Lending
                                Office:

                                  Commercial Loan Department
                                  P.O. Box 100600
                                  Anchorage
                                  AK 99510-0600

Commitment Amount - Tranche A  PNC BANK, N.A.
-----------------------------
$10,000,000

Commitment Amount - Tranche B  By: /s/ ROBERT E. ERWIN
-----------------------------  -----------------------
                               Name Printed: ROBERT E. ERWIN
                                             ---------------
$0                             Title: Assistant Vice President
                                      ------------------------



                                    Address
                                     for Notices:

                                       2 PNC Plaza
                                       2nd Floor
                                       620 Liberty Avenue
                                       Pittsburgh
                                       PA  15265
                                       U.S.A.

                               Facsimile No.: (412) 762-2571

                               Attention:  Robert D. Erwin

                               Gold Lending
                                Office:  Not applicable

                               Dollar Lending
                                Office:

                                       2 PNC Plaza
                                       2nd Floor
                                       620 Liberty Avenue
                                       Pittsburgh
                                       PA  15265
                                       U.S.A.

                               Payment Instructions:

                                       PNC Bank, N.A.
                                       Pittsburgh, PA
                                       ABA # 043000096
                                       Attention: Commerical Loan Department
                                       Reference:  Amax Gold Inc.
                                       Customer # 9381209

Commitment Amount - Tranche A  per pro N M ROTHSCHILD & SONS LIMITED
-----------------------------
$0

Commitment Amount - Tranche B  By: /s/ MICHAEL ALLEN PRICE
                                   -----------------------------
-----------------------------  Name Printed: MICHAEL ALLEN PRICE
$25,000,000                                  -------------------
                               Title: Director
                                      --------------------------


                               By: /s/ ANDREW WRIGHT
                                   -----------------------------
                               Name Printed: ANDREW WRIGHT
                                             -------------------
                               Title: Manager
                                      --------------------------
                                    Address
                                     for Notices:

                                     New Court
                                     St. Swithin's Lane
                                     London  EC4P 4DU
                                     England

                               Telex No.:  888031

                               Facsimile No.: 44-171-280-5679

                               Attention:  Dr. Michael A. Price

                               Gold Lending
                                Office:

                                  New Court
                                  St. Swithin's Lane
                                  London  EC4P 4DU
                                  England

                               Telex No.:  888031

                               Facsimile No.: 44-171-280-5679

                               Attention:  Mark Turner

                               Dollar Lending
                                Office:

                                  Chase Manhattan Bank N.A.
                                  1 Chase Manhattan Plaza
                                  New York, N.Y.
                                  U.S.A.

                               For the account of:

                                  N M Rothschild & Sons Limited
                                  London

                               A/C No.: 001-1-948262

                               Telex No.:  888031
                               Facsimile No.:  44-171-280-5679
                               Attention:  Mark Turner/Muriel Bond

Commitment Amount - Tranche A  SOCIETE GENERALE
-----------------------------
$5,000,000

Commitment Amount - Tranche B  By: /s/ RICHARD ERBERT
-----------------------------      -------------------------------
$5,000,000                     Name Printed: RICHARD ERBERT
                                             ---------------------
                               Title: Vice President
                                      ----------------------------



                                    Address
                                     for Notices:
                                       4800 Trammell Crow Center
                                       2001 Ross Avenue
                                       Dallas, Texas  75201
                                       U.S.A.

                               Facsimile No.: (214) 979-1104

                               Attention:  Terri Jones


                               With a copy to:
                               1111 Bagby Suite 2020
                               Houston, Texas  77002

                               Facsimile No.:  (713) 650-0824

                               Attention:  Richard A. Erbert

                               Gold Lending
                                Office:
                                  Directin des Marches
                                    de Capiteaux
                                  MARC/OTC/EMP
                                  6/8 Cite D'Antin
                                  75009 Paris
                                  France

                                  Facsimile No.:  33-1-40-98-53-96

                                  Attention:  Serge Topolanski


                               Dollar Lending
                                Office:
                                  4800 Trammel Crow Center
                                  2001 Ross Avenue
                                  Dallas, Texas  75201

Commitment Amount - Tranche A  SWISS BANK CORPORATION
-----------------------------  Cayman Island Branch
$0

Commitment Amount - Tranche B  By: /s/ TERENCE P. SWEENEY
-----------------------------      -------------------------------
$10,000,000                    Name Printed: TERENCE P. SWEENEY
                                            ----------------------
                               Title: Executive Director
                                      ----------------------------

                               By: /s/ STEPHANIE W. KIM
                                   -------------------------------
                               Name Printed: STEPHANIE W. KIM
                                            ----------------------
                               Title: Associate Director
                                      ----------------------------

                                    Address
                                     for Notices:

                                     Swiss Bank Corporation
                                     Cayman Island Branch
                                     c/o New York Branch
                                     222 Broadway
                                     4th Floor
                                     New York, New York  10038

                                 Facsimile No.: (212) 574-4176

                                 Attention:  Valerie Williams
                                          CPM - Client Services

                               Gold Lending
                                Office:

                                 Swiss Bank Corporation
                                 Cayman Island Branch
                                 c/o New York Branch
                                 222 Broadway
                                 4th Floor
                                 New York, New York  10038

                                 Facsimile No.: (212) 574-4176

                                 Attention:  Valerie Williams
                                             CPM - Client Services

                               Dollar Lending
                                Office:

                                 New York Branch
                                 222 Broadway
                                 4th Floor
                                 New York, New York  10038

                                 Facsimile No.: (212) 574-4176

                                 Attention:  Valerie Williams
                                             CPM - Client Services

Commitment Amount - Tranche A  THE TORONTO-DOMINION BANK
-----------------------------
$13,225,000

Commitment Amount - Tranche B  By: /s/ R.C. BINGHAM
-----------------------------     --------------------------------
$11,775,000                    Name Printed: R.C. BINGHAM
                                             ---------------------
                               Title: Managing Director
                                      ----------------------------


                                    Address
                                     for Notices:

                                     70 West Madison Street
                                     Suite 5430
                                     Chicago
                                     IL  60602

                               Facsimile No.: (312) 782-6337

                               Attention: Mario J. da Ponte

                               Gold Lending
                                Office:

                                  Houston Agency
                                  909 Fannin Street
                                  Suite 1700
                                  Houston
                                  Texas 77010

                               Facsimile No.: (713) 951-9921

                               Attention: David G. Parker

                               Dollar Lending
                                Office:

                                  Houston Agency
                                  909 Fannin Street
                                  Suite 1700
                                  Houston
                                  Texas 77010

                               Facsimile No.: (713) 951-9921

                               Attention: David G. Parker

                               The Agents and the Arrangers
                               ----------------------------

                               ABN AMRO BANK N.V., as an Arranger

                               By:   /s/ SEAN M. STACK
                                    --------------------------------
                               Name Printed: SEAN M. STACK
                                             -----------------------
                               Title: Vice President
                                      ------------------------------


                               By:  /s/ JOHN ELLENWOOD
                                    --------------------------------
                               Name Printed: JOHN ELLENWOOD
                                             -----------------------
                               Title: Group Vice President
                                      ------------------------------


                               Address
                                for Notices:

                                  135 South LaSalle Street
                                  Suite 425
                                  Chicago
                                  Illinois 60674-9135

                               Facsimile No.: (312) 606-8425

                               Telex: 6732700 ABN AMRO CGO

                               Attention: Sean Stack


                               LASALLE NATIONAL TRUST, N.A., as the Collateral Agent


                               By:   /s/ SARAH H. WEBB
                                     -------------------------------
                               Name Printed: SARAH H. WEBB
                                             -----------------------
                               Title: Vice President
                                      ------------------------------


                               By:   /s/ DIANE S. SWANSON
                                     -------------------------------
                               Name Printed: DIANE S. SWANSON
                                             -----------------------
                               Title: Assistant Vice President
                                      ------------------------------

                               Address
                                for Notices:
                                  135 South LaSalle Street
                                  Suite 425
                                  Chicago, Illinois  60603

                               Telex No.:  190393 LASBNK UT

                               Facsimile No.: (312) 904-2236

                               Attention:  Sarah H. Webb,
                                       Vice President

                               MERRILL LYNCH CAPITAL CORPORATION,
                                as the Syndication Agent and as an Arranger.


                               By: /s/ CHRISTOPHER BIROSAK
                                   ---------------------------------
                               Name Printed: CHRISTOPHER BIROSAK
                                             -----------------------
                               Title: Vice President
                                      ------------------------------


                               By: _________________________________
                               Name Printed:________________________
                               Title: ______________________________


                               Address
                                for Notices:

                                  250 Vesey Street
                                  7th Floor
                                  New York
                                  N.Y.  10281-1307

                               Facsimile No.: (212) 449-8230

                               Attention: Christopher Birosak, Director per pro N M ROTHSCHILD & SONS LIMITED,
                                as the Administrative Agent and as an Arranger


                               By: /s/ MICHAEL ALLEN PRICE
                                   ---------------------------------
                               Name Printed: MICHAEL ALLEN PRICE
                                             -----------------------
                               Title: Director
                                      ------------------------------


                               By: /s/ ANDREW WRIGHT
                                   ---------------------------------
                               Name Printed: ANDREW WRIGHT
                                             -----------------------
                               Title: Manager
                                      ------------------------------


                               Address
                                for Notices:

                                  New Court
                                  St. Swithin's Lane
                                  London  EC4P 4DU
                                  England

                               Telex No.:  888031

                               Facsimile No.: 44-171-280-5679

                               Attention:  Dr. Michael A. Price

                               Address
                                for Notices:

                                  New Court
                                  St. Swithin's Lane
                                  London  EC4P 4DU
                                  England

                               Telex No.:  888031

                               Facsimile No.: 44-171-280-5679

                               Attention:  Dr. Michael A. Price

                               Gold Lending
                                Office:

                                  New Court
                                  St. Swithin's Lane
                                  London  EC4P 4DU
                                  England

                               Telex No.:  888031

                               Facsimile No.: 44-171-280-5679

                               Attention:  Mark Turner

                               Dollar Lending
                                Office:

                               Chase Manhattan Bank N.A.
                               1 Chase Manhattan Plaza
                               New York, New York
                               U.S.A.

                               For the account of:
                                  N M Rothschild & Sons Limited
                                  London

                               A/C No.: 001-1-948262

                               Telex No.:  888031

                               Facsimile No.:  44-171-280-5679

                               Attention: Mark Turner/Muriel Bond

                               THE TORONTO-DOMINION BANK,
                                as the Documentation and Technical Agent and as an Arranger


                               By: /s/ R.C. BINGHAM
                                   ---------------------------------
                               Name Printed: R.C. BINGHAM
                                             -----------------------
                               Title: Managing Director
                                      ------------------------------


                               Address
                                for Notices:

                                  70 West Madison Street
                                  Suite 5430
                                  Chicago, Illinois  60602

                               Facsimile No.: (312) 782-6337

                               Attention: Mario J. da Ponte